UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant
☐ Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement Definitive Additional Materials
Soliciting Material under §240.14a-12

GCP Applied Technologies Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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GCP Applied Technologies Inc.
62 Whittemore Avenue
Cambridge, Massachusetts 02140

Notice of 2017 Annual Meeting and Proxy Statement

Date of Notice: March 21, 2017

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March 21, 2017

To Our Stockholders:

I am pleased to announce the Annual Meeting of Stockholders of GCP Applied Technologies Inc. to be held on Thursday, May 4, 2017 at 9:00 a.m. Eastern Time at the AC Hotel Cambridge, 10 Acorn Park Drive, Cambridge, MA 02140.

We are taking advantage of the Securities and Exchange Commission rule that allows us to furnish proxy materials to you over the Internet. This e-proxy process expedites your receipt of proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting. We are sending our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2017 Proxy Statement and 2016 annual report to shareholders and how to vote via the Internet. As described in the Notice of Internet Availability of Proxy Materials, any stockholder, at no cost to the stockholder, may request to receive proxy materials in printed form by mail or electronically by e-mail. The matters to be acted upon at the Annual Meeting are described in the Notice of 2017 Annual Meeting and Proxy Statement.

We are pleased to offer multiple methods for voting your shares. As detailed in the “Questions and Answers” section of this Proxy Statement, you can vote your shares via the Internet, by telephone, by mail or by written ballot at the Annual Meeting. We encourage you to use the Internet to vote your shares, as it is the most cost- effective method.

To ensure that you have a say in the governance of GCP Applied Technologies Inc., it is important that you vote your shares. Please review the proxy materials and follow the instructions to vote your shares. On behalf of the Board of Directors and the management of GCP Applied Technologies Inc., I extend our appreciation for your continued support.

Sincerely,

Gregory E. Poling
President and Chief Executive Officer

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To the Holders of Common Stock of GCP Applied Technologies Inc.

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
to be held on May 4, 2017

The 2017 Annual Meeting of Stockholders (the "Annual Meeting") of GCP Applied Technologies Inc., a Delaware corporation (“GCP”), will be held on Thursday, May 4, 2017 at 9:00 a.m. Eastern Time at the AC Hotel Cambridge, 10 Acorn Park Drive, Cambridge, MA 02140. At the Annual Meeting, or any adjournments or postponements of the Annual Meeting, stockholders will vote on the following matters:

1.	The election of three Class I directors for a term expiring in 2020 and the election of one Class III director for a term expiring in 2019;

2.	The ratification of PricewaterhouseCoopers LLP as GCP’s independent registered public accounting firm for 2017;

3.	The approval of the amended and restated GCP Applied Technologies Inc. Equity and Incentive Plan (the “EIP”), including the material terms of the performance measures available under the EIP;

4.	An advisory, non-binding vote to approve the compensation of GCP's named executive officers, as described in the Proxy Statement;

5.	An advisory, non-binding vote on whether the advisory vote to approve named executive officer compensation should occur every one, two or three years; and

6.	Any other business properly brought before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on March 8, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and any adjournments or postponements of the Annual Meeting. This notice and the accompanying proxy materials are made available to you by order of the Board of Directors.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to vote as promptly as possible by Internet, by phone or by mail.

By Order of the Board of Directors
John W. Kapples
Vice President, General Counsel and Secretary March 21, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 4, 2017

This Notice and the Proxy Statement and Annual Report are available at www.proxydocs.com/gcp and at www.gcpat.com

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TABLE OF CONTENTS

Summary of Voting Matters and Board Recommendations	1
Questions and Answers about the Annual Meeting and the Voting Process	2
Proposal One - Election of Directors	10
Corporate Governance	14
Other Information	23
Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm	30
Executive Compensation	32
Proposal Three - Approval of the Amended and Restated GCP Applied Technologies Inc. Equity and Incentive Plan	59
Proposal Four - Advisory Vote to Approve the Compensation of GCP's Named Executive Officers	67
Proposal Five - Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	68
General Information	69
Appendix A – Amended and Restated GCP Applied Technologies Inc. Equity and Incentive Plan

GCP®, the GCP® logo and, except as may otherwise be indicated, the other trademarks, service marks or trade names used in this Proxy Statement are trademarks, service marks or trade names of GCP or its subsidiaries.

Unless the context otherwise indicates, in this document (i) the terms "GCP" or the “Company” mean GCP Applied Technologies Inc. and (ii) the terms "we," "us" or "our" mean GCP Applied Technologies Inc. and its consolidated subsidiaries. Unless otherwise indicated, the contents of websites mentioned in this Proxy Statement are not incorporated by reference or otherwise made a part of this Proxy Statement.

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PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
MAY 4, 2017

The Board of Directors (the “Board”) of GCP Applied Technologies Inc. (“GCP” or the “Company”) is soliciting proxies to vote at its 2017 Annual Meeting of Stockholders (the "Annual Meeting"), and any adjournments or postponements of the Annual Meeting. We are providing these proxy materials to you because our records indicate that you owned shares of GCP common stock as of March 8, 2017, the record date for our Annual Meeting to be held on May 4, 2017 at 9:00 a.m. Eastern Time at the AC Hotel Cambridge, 10 Acorn Park Drive, Cambridge, MA 02140. Such ownership entitles you to vote at the Annual Meeting, and any adjournments or postponements of the Annual Meeting. By use of a proxy you can vote, whether or not you attend the Annual Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision. This Proxy Statement is dated March 20, 2017, and we expect to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders entitled to vote at the Annual Meeting on or about March 20, 2017.

SUMMARY OF VOTING MATTERS AND BOARD RECOMMENDATIONS

The following proposals will be voted on at the Annual Meeting, or any adjournments or postponements thereof:

Proposals	Board Recommendation
Proposal 1: Election of Directors	FOR Each Nominee
Nominees-Class I (Term expiring 2020)
Janice K. Henry
Gregory E. Poling
Danny R. Shepherd Nominee-Class III (Term expiring 2019) Gerald G. Colella
Proposal 2: Ratification of appointment of independent registered public accounting firm	FOR
Proposal 3: Approval of the amended and restated GCP Applied Technologies Inc. Equity and Incentive Plan (the “EIP”), including the material terms of the performance measures available under the EIP	FOR
Proposal 4: Advisory, non-binding vote to approve the compensation of GCP's named executive officers	FOR
Proposal 5: Advisory, non-binding vote on whether the advisory vote to approve named executive officer compensation should occur every one, two or three years	FOR “EVERY ONE YEAR”

QUESTIONS AND ANSWERS
ABOUT THE ANNUAL MEETING AND THE VOTING PROCESS

Quick Reference Guide

1.	Why am I receiving these materials?	14.	Record and Beneficial Owners
2.	Notice of Internet availability	15.	Why is it important for me to vote?
3.	What is included in the proxy materials?	16.	What is the effect of not voting?
4.	Internet access to meeting materials	17.	Vote required to approve each proposal
5.	What am I voting on?	18.	Proxy cards and voting instruction cards
6.	Board voting recommendations	19.	Multiple sets of proxy materials
7.	Will any other matters be voted on?	20.	Who can attend the meeting?
8.	Who can vote and number of votes per share?	21.	What do I need to do to attend the meeting?
9.	How do I vote?	22.	Can I bring a guest to the meeting?
10.	Can I change my vote?	23.	Votes necessary to hold the meeting
11.	What is the deadline for voting shares?	24.	Solicitation of proxies
12.	Is my voting privacy protected?	25.	GCP corporate governance materials
13.	Who will count the votes?	26.	How do I obtain more information?

Question 1: Why am I receiving these materials?

We are making these proxy materials available to you because our records indicate that you owned shares of GCP common stock as of March 8, 2017, the record date for our Annual Meeting to be held on May 4, 2017 at 9:00
a.m.    Eastern Time at the AC Hotel Cambridge, 10 Acorn Park Drive, Cambridge, MA 02140. This Proxy Statement describes the proposals that will be voted on at the Annual Meeting, and any adjournments and postponements thereof, and will provide you with the information necessary to make an informed voting decision on the proposals to be presented at the Annual Meeting. Your vote is very important. We request that you vote on the proposals by using the Internet or telephone or, if you have requested a paper copy of these proxy materials, by mail, in each case in the manner described in the Notice and this Proxy Statement.

Question 2: Why did I receive the Notice instead of a full set of proxy materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission, or “SEC,” instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials, including this Proxy Statement and our 2016 annual report to shareholders (the “Annual Report”), by providing access to such documents via the Internet. This e-proxy process expedites stockholders’ receipt of proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting.

Stockholders of record will not receive printed copies of the proxy materials unless they request them. Instead, we will mail the Notice, which will tell you how to access and review all of the proxy materials on the Internet. The Notice also tells you how to vote on the Internet or by telephone. If you would like to receive a paper or e-mail copy of our proxy materials, at no cost to you, you should follow the instructions for requesting such materials in the Notice.

Question 3: What is included in the proxy materials?

The proxy materials include:

•	Proxy Statement for the Annual Meeting (including the Notice of Annual Meeting of Stockholders);

•	Annual Report, which includes our Annual Report on Form 10-K and audited consolidated financial statements; and

•	The proxy card.
Question 4: Can I access the proxy materials via the Internet?

The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report are available at
www.proxydocs.com/gcp and at www.gcpat.com.

Question 5: What am I voting on?

You are voting on FIVE proposals:

Proposal One:
Election of three Class I directors for a term of three years, with the following as our Board’s nominees:

Janice K. Henry Gregory E. Poling Danny R. Shepherd

Election of one Class III director for a term of two years, with the following as our Board’s nominee:

Gerald G. Colella

Proposal Two:	The ratification of PricewaterhouseCoopers LLP as GCP’s independent registered public accounting firm for fiscal year 2017.
Proposal Three:	The approval of the amended and restated GCP Applied Technologies Inc. Equity and Incentive Plan (the “EIP”), including the material terms of the performance measures available under the EIP.
Proposal Four:	An advisory, non-binding, vote to approve the compensation of GCP's named executive officers, as described in this Proxy Statement.
Proposal Five:	An advisory, non-binding vote on whether the advisory vote to approve named executive officer compensation should occur every one, two or three years.

Question 6: What are the voting recommendations of our Board?

Our Board is soliciting your proxy and recommends the following votes:

Proposal One:	FOR each of the director nominees.
Proposal Two:	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017.
Proposal Three:	FOR the approval of the amended and restated GCP Applied Technologies Inc. Equity and Incentive Plan (the “EIP”), including the material terms of the performance measures available under the EIP.
Proposal Four:	FOR the approval of the compensation of GCP's named executive officers, as described in this Proxy Statement.
Proposal Five:	FOR the option “EVERY ONE YEAR” to hold the advisory vote to approve named executive officer compensation

Question 7: Will any other matters be voted on?

We are not aware of any other matters on which you will be asked to vote at the Annual Meeting. If other matters are properly brought before the Annual Meeting, including a proposal to adjourn or postpone the Annual Meeting, the proxy holders will use their discretion to vote on these matters as they may arise. Furthermore, if a nominee is unable to serve or for good cause will not serve as director, then the proxy holders will vote for a Board- nominated substitute.

Question 8: Who can vote? What is the number of votes per share?

If you hold shares of GCP common stock as of the close of business on March 8, 2017, then you are entitled to one vote per share for each matter presented at the Annual Meeting. There is no cumulative voting.

Question 9: How do I vote?

If you are the record holder of shares of GCP common stock, you may vote by following the instructions below. Technically speaking, when you vote via the Internet, by telephone or by mail, you are authorizing a proxy to vote your shares at the Annual Meeting. We use the commonly recognized word "vote" in this Proxy Statement to cover this procedure. If you hold shares through a broker, bank, financial institution or other nominee or intermediary, you may cast your vote by complying with the instructions of your nominee or intermediary set forth on the voting instruction card.

Vote via the Internet

You may vote via the Internet at www.proxypush.com/gcp as instructed on the Notice at or before 11:59 p.m., Eastern Time, on May 3, 2017. Internet voting is available 24 hours a day, seven days a week. You will be given the opportunity to confirm that your instructions have been recorded properly. If you vote your shares via the Internet, you do not need to return a proxy card. Please see the Notice for Internet voting instructions. We encourage you to vote in this manner as it is the most cost-effective method.

Vote by Telephone

You may vote by toll-free telephone by calling 1-866-883-3382 in the U.S., U.S. territories and Canada on a touch tone telephone and following the instructions provided on the telephone line at or before 11:59 p.m., Eastern Time, on May 3, 2017. Telephone voting is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly. If you vote by telephone, you do not need to return a proxy card. Please see the Notice for telephone voting instructions.

Vote by Mail

If you have received a paper proxy card and choose to vote your shares by mail, simply mark your proxy card, sign and date it, and return it in the postage-paid envelope provided before the close of business on May 3, 2017.

Vote In-Person

You may attend the Annual Meeting in person and complete a written ballot. If you hold shares through a broker, bank, financial institution or other nominee or intermediary, you must obtain a written proxy, executed in your favor, from the record holder to be able to vote in person at the Annual Meeting. See “What do I need to do to attend the Annual Meeting?” below for more information.

Question 10: Can I change my vote?

Yes, you can change your vote or revoke your proxy, if you are a stockholder of record, by:

•	entering a new vote by Internet or telephone at or before 11:59 p.m., Eastern Time, on May 3, 2017;

•	returning a later-dated proxy card by mail before the close of business on May 3, 2017;

•
notifying our Corporate Secretary, John W. Kapples, by written revocation letter, stating that you are revoking your proxy, delivered to the Company’s address listed on the front page of this Proxy Statement before the Annual Meeting; or

•	by attending the Annual Meeting and completing and submitting a written ballot.

If you hold shares through a broker, bank, financial institution or other nominee or intermediary, you can change your vote or revoke your proxy by complying with the instructions of your nominee or intermediary set forth on the voting instruction card.

Question 11: What is the deadline for voting my shares if I do not intend to vote in person at the Annual Meeting?

If you do not intend to vote in person at the Annual Meeting, your signed proxy card must be received before the close of business on May 3, 2017. You may also vote by Internet or by telephone at or before 11:59 p.m., Eastern Time, on May 3, 2017. If you hold shares through a broker, bank, financial institution or other nominee or intermediary, you must comply with the instructions of your nominee or intermediary set forth on the voting instruction card.

Question 12: Is my voting privacy protected?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within GCP or to third parties, except:
(1)as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the votes; and (3) to facilitate a successful proxy solicitation.

Question 13: Who will count the votes?

Our transfer agent, Wells Fargo Shareowner Services, or “Wells Fargo,” has been appointed as inspector of election. Its representatives will attend the Annual Meeting and will count the votes.

Question 14: What is the difference between holding shares as a stockholder of record versus as a beneficial owner?

Many of our stockholders hold their shares as beneficial owner through a broker, bank, financial institution or other nominee or intermediary, rather than directly in their own name as stockholder of record. As summarized below, there are some differences between shares held directly as stockholder of record and those owned beneficially through a broker, bank, financial institution or other nominee or intermediary:

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Wells Fargo, you are considered the stockholder of record with respect to those shares, and the Notice is being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us, or to vote in person at the Annual Meeting. If you request printed proxy materials, they will be sent directly to you, including an enclosed proxy card for you to use.

Beneficial Owners

If your shares are held by a broker, bank, financial institution or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name,” and the Notice is being forwarded to you by your nominee or intermediary. As the beneficial owner, you have the right to direct your nominee or intermediary on how to vote your shares. You are also welcome to attend the Annual Meeting in person. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a legal proxy from your nominee or intermediary. If you request printed proxy materials, your nominee or intermediary should enclose a voting instruction card for you to use in directing the nominee or intermediary how to vote your shares. If a voting instruction card was not included in the printed proxy materials, please contact your nominee or intermediary to determine how to provide voting instructions.

Question 15: Why is it important for me to vote?

If you do not vote, your shares may not be represented at the Annual Meeting. This may result in matters not receiving the number of votes necessary for their approval.

Question 16: What is the effect of not voting?

If you own shares in “street name” through a broker, bank, financial institution or other nominee or intermediary and you do not vote:

In the absence of your voting instructions, your broker, bank, financial institution or other nominee or intermediary may or may not vote your shares at its discretion, depending on the proposals before the Annual Meeting. We understand that your nominee or intermediary may vote your shares at its discretion on “routine matters” and that your nominee or intermediary may not vote your shares on proposals that are not “routine.” When your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because of the absence of voting instructions and discretionary authority, a “broker non-vote” occurs. Broker non-voted shares count toward the quorum requirement, but are not counted as voted for or against a proposal, or as abstentions, nor are they counted to determine the number of votes present for a particular proposal.

We believe that Proposal Two (ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm) is a routine matter on which nominees or intermediaries can vote on behalf of their clients if clients do not furnish voting instructions. We believe that all other proposals are non-routine matters on which nominees or intermediaries are not entitled to vote your shares without your instructions.

If you own shares that are directly registered in your name and you return a proxy card without giving specific voting instructions:

If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, your shares will count toward the quorum requirement and the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and the proxy holders may vote in their discretion for any other matters properly presented for a vote at the Annual Meeting, or at any adjournments or postponements thereof.

If you own shares that are directly registered in your name and you do not return a proxy card and you do not vote:

In this case, your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement.

Question 17: What vote is required to approve each proposal, assuming a quorum is present at the Annual Meeting?
The required vote to approve each proposal will depend on the proposal, as described below.

Proposal One:
Election of Directors

In an uncontested election, where the number of nominees for director does not exceed the number of directors to be elected, directors are elected by a majority of the votes cast. This means that the number of shares voted FOR a director nominee must exceed the number of shares voted AGAINST that director nominee. Abstentions and broker non-votes are not counted as a vote cast either FOR or AGAINST a director nominee. In a contested election, where the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of the votes cast, meaning that the nominees that receive the most FOR votes will be elected. The election of directors at the Annual Meeting is uncontested and, therefore, the majority voting standard will apply.

Proposal Two:
Ratification of the Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote is required to approve the ratification of the appointment of PricewaterhouseCoopers LLP as GCP's independent registered public accounting firm for fiscal year 2017. This means that abstentions and broker non-votes will have the same effect as votes against the proposal.

Proposal Three:
Approval of the EIP

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote is required to approve the EIP, including the material terms of the performance measures available under the EIP. This means that abstentions will have the same effect as votes against the proposal. Broker non- votes will have no effect on the outcome of the vote.

Proposal Four:
Approval of Named Executive Officer Compensation

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote will constitute the approval, on an advisory, non-binding basis, of the compensation of GCP's named executive officers, as described in this Proxy Statement. This means that abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of the vote.

Proposal Five:
Approval of the Frequency of the Vote to Approve Named Executive Officer Compensation

The affirmative vote in favor of a particular frequency of a majority of the shares present, in person or by proxy, and entitled to vote will constitute the approval, on an advisory, non-binding basis, of an advisory vote on executive compensation to occur at such frequency. The choice that receives the highest number of the affirmative votes of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting, even if less than a majority, will be deemed to be the frequency preferred by stockholders. This means that abstentions will have the same effect as votes against all of the proposed frequencies, but will have no effect on which frequency is preferred by stockholders. Broker non-votes will have no effect on the outcome of the vote.

Question 18: What shares are covered by my Notice, proxy card or voting instruction card?

If you are the record holder of shares, the shares covered by your Notice or, if you have requested printed proxy materials, your proxy card represents the shares of GCP common stock that are registered directly in your name with our transfer agent, Wells Fargo.

If your shares are held in a brokerage account or by a bank, financial institution or other nominee or intermediary, the Notice or, if you requested printed proxy materials, the voting instruction card forwarded to you by your nominee or intermediary represents the shares of GCP common stock that are beneficially owned by you.

Question 19: What does it mean if I get more than one Notice, proxy card or voting instruction card?

It means your shares are held in more than one account, either as a record holder or in street name. You should vote the shares represented by each Notice or, if you requested printed proxy materials, proxy card or voting instruction card in the manner described in the Notice and this Proxy Statement.

Question 20: Who can attend the Annual Meeting?

All stockholders of record and all beneficial owners of shares held through a broker, bank, financial institution or other nominee or intermediary, as of the close of business on March 8, 2017, may attend the Annual Meeting.

Question 21: What do I need to do to attend the Annual Meeting?

To attend the Annual Meeting, please follow these instructions:

•
If you hold shares through a broker, bank, financial institution or other nominee or intermediary, bring proof of your beneficial ownership of the shares through such nominee or intermediary as of the close of business on March 8, 2017;

•	Bring a form of photo identification; and

•	Do not bring cameras or recording devices, as they will not be permitted at the Annual Meeting.

Question 22: Can I bring a guest to the Annual Meeting?

While bringing a single guest to accompany a person described in the answer to Question 20 above is not strictly prohibited, please be aware that seating is limited at the Annual Meeting and that stockholders of record and beneficial owners as of the record date have priority.

Question 23: How many shares must be present to hold the Annual Meeting?

The presence of holders of a majority of the outstanding shares of GCP, as of the close of business on March 8, 2017, entitled to vote generally in the election of directors, represented in person or by proxy, constitutes a quorum for conducting business at the Annual Meeting. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes (as described above) will be counted in determining the quorum. On the record date, 71,210,285 shares of GCP common stock were outstanding and entitled to vote at the Annual Meeting, meaning that holders of 35,605,143 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum. However, even if a quorum is not present, the chairman of the meeting or the holders of a majority of the shares so present or represented may adjourn the Annual Meeting.

Question 24: How are proxies solicited and how are costs of solicitation managed?

We will primarily solicit proxies by mail and/or email, and we will cover the expense of such solicitation. Our officers and employees may also solicit proxies for no additional compensation. We may reimburse nominees or intermediaries for reasonable expenses that they incur in sending the Notice or these proxy materials to you if a nominee or intermediary holds your shares.

Question 25: Where can I find GCP corporate governance materials?

We have provided our Corporate Governance Principles, Business Ethics and Conflicts of Interest policies, and the charters for the Audit, Compensation, Nominating and Governance and Corporate Responsibility Committees of our Board on our website at www.gcpat.com. Our filings with the Securities and Exchange Commission (including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Section 16 insider trading transactions) are available at www.sec.gov.

Question 26: How do I obtain more information about GCP Applied Technologies Inc.?

To obtain additional information about GCP, you may contact GCP Shareholder Services by:

•	visiting our website at www.gcpat.com;

•	contacting GCP Shareholder Services at 617-876-1400; or

•	writing to:

GCP Applied Technologies Inc. Attn: GCP Shareholder Services 62 Whittemore Avenue
Cambridge, Massachusetts 02140

PROPOSAL ONE
ELECTION OF DIRECTORS

Pursuant to the Amended and Restated By-Laws of GCP (the “By-Laws”) and the Amended and Restated Certificate of Incorporation of GCP (the “Certificate of Incorporation”), the number of directors of the Company is determined by resolution of our Board. The number of directors currently constituting the whole Board is eight, which are divided into three classes: three in Class I, three in Class II and two in Class III. There is currently a vacancy in Class III that resulted from the resignation of Dr. Marye Anne Fox on January 1, 2017. The terms of office of the three Class I directors expire at the 2017 Annual Meeting, the terms of office of the three Class II directors expire at the 2018 annual meeting of stockholders and the terms of office of the two Class III directors expire at the 2019 annual meeting of stockholders. GCP’s By-Laws and Certificate of Incorporation provide for declassification of its Board by the 2020 annual meeting of Stockholders, as follows: (i) Class I directors elected at the 2017 annual meeting shall be elected to hold office for a three-year term expiring at the 2020 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified or until their earlier resignation or removal; and (ii) Class II directors elected at the 2018 annual meeting of stockholders, Class III directors elected at the 2019 annual meeting of stockholders and Class I directors elected at the 2020 annual meeting of stockholders shall each be elected to hold office for a one-year term expiring at the next annual meetings of stockholders and until their respective successors shall have been duly elected and qualified or until their earlier resignation or removal. Consequently, by 2020, all of our directors will stand for election each year for one year terms, and the board will therefore no longer be divided into three classes.

Our Board has nominated, upon the recommendation of our Nominating and Governance Committee, the following three directors for election as Class I directors for a three-year term expiring at the 2020 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified or until their earlier resignation or removal: Janice K. Henry, Gregory E. Poling, and Danny R. Shepherd.

Upon the recommendation of our Nominating and Governance Committee, our Board has also nominated Gerald G. Colella for election as a Class III director for a two-year term expiring at the 2019 annual meeting of stockholders and until his successor shall have been duly elected and qualified or until his earlier resignation or removal. Mr. Colella has been nominated by the Board to fill the vacancy created by the resignation of Dr. Fox.

Pursuant to SEC rules, proxies cannot be voted for a greater number of persons than the number of nominees named.

If a nominee becomes unable to serve or for good cause will not serve as a director, the proxies will vote for a Board-designated substitute or our Board may reduce the number of directors. Each nominee has consented to being named as such in this Proxy Statement, and GCP has no reason to believe that any of the nominees for election will be unable to serve. The proxy holders intend to vote each proxy received from stockholders of record for the election of each of these nominees, unless otherwise instructed.

Our Board determined that each of the nominees qualifies for election as a member of our Board. In making this determination, our Board believes that its membership should be composed of directors who have the highest integrity, a diversity of experience, the education and ability to understand business problems and evaluate and propose solutions, the personality to work well with others, a dedication to the interests of our stockholders, a commitment to our social responsibilities, and the time to meet their responsibilities as directors. Our Board further believes that a substantial majority of its membership should be independent. Our Board has determined that Ms. Henry and Mr. Shepherd qualify as independent directors under applicable rules and regulations and GCP’s independence standards. Our Board has also determined that Mr. Colella would qualify as an independent director under applicable rules and regulations and GCP’s independence standards. See information contained in the "Corporate Governance-Number and Independence of Directors" section of this Proxy Statement.

All of our directors bring to our Board a wealth of leadership capabilities derived from their service in executive and managerial roles and also extensive board experience. Background information about the nominees and the continuing directors, including their business experience and directorships held during the past five years, ages as of February 1, 2017, and certain individual qualifications and skills of our directors that contribute to our Board’s effectiveness as a whole, are described below.

Our Board believes that the GCP directors as a group have backgrounds and skills important to our business. The biographies below summarize the experiences, qualifications, attributes, and skills that qualify our nominees and continuing directors for service on our Board.

Unless otherwise instructed, the proxies will vote “FOR” each of the director nominees.

GCP’S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF JANICE K. HENRY, GREGORY E. POLING, DANNY R. SHEPHERD AND GERALD G. COLELLA.

NOMINEES FOR ELECTION AS DIRECTORS

Nominees-Class I-Term to expire at the 2020 Annual Meeting

Janice K. Henry Age 65 Director since 2016
Ms. Henry retired in 2006 from Martin Marietta Materials, Inc. (a chemical and materials manufacturer) having served as Chief Financial Officer from 1994 until 2005. She also served as Senior Vice President of Martin Marietta Materials from 1998 until 2006 and as Treasurer of Martin Marietta Materials from 2002 until 2006. After her retirement in 2006, she provided consulting services to Martin Marietta Materials, Inc. until 2009. Ms. Henry serves as a member of the Corporation of The Charles Stark Draper Laboratory, Inc., a non- profit engineering research and development laboratory serving the national interest in applied research, engineering development, advanced technical education, and technology transfer. Ms. Henry previously served as a director of North American Galvanizing and Coatings, Inc. from 2008 until its acquisition in 2010 by AZZ Incorporated, of Inco Limited from 2004 until its acquisition in 2006 by Companhia do Rio Doce (now Vale), and of Cliffs Natural Resources, Inc. from 2009 until 2014. Ms. Henry also served on the Board of Directors of W. R. Grace & Co. (“Grace”) from 2012 until the separation of GCP from Grace (the “Separation”) on February 3, 2016, when she became a director of GCP.

Ms. Henry brings to our Board her substantial experience in financial and accounting leadership, including with respect to acquisitions and capital structuring, gained as an officer of a chemicals and materials manufacturer. She also has significant governance and oversight experience from her service on public and private corporate boards.

Gregory E. Poling Age 61 Director since 2016
Mr. Poling has served as GCP’s President and Chief Executive Officer since the Separation. Mr. Poling joined Grace in 1977 and became President of Grace Division (one of Grace’s two operating segments at the time) and Vice President of Grace in 2005. Mr. Poling served as President and Chief Operating Officer of Grace from 2011 to early 2016. As a result of his service at Grace, Mr. Poling has developed valuable business, management and leadership experience, including 23 years of experience in construction products, and has long-standing relationships with many of GCP's customers.

Mr. Poling brings to our Board his extensive experience in sales, manufacturing, marketing and executive management, including in particular his experience in leading our construction businesses and the Darex Packaging Technologies business.

Danny R. Shepherd Age 65 Director since 2016
Mr. Shepherd served as Vice Chairman of Vulcan Materials Company (the nation’s largest producer of construction aggregates: primarily crushed stone, sand and gravel), a position he held from 2013 until his retirement in 2015. Prior to becoming Vice Chairman, Mr. Shepherd served as Executive Vice President and Chief Operating Officer, from 2012 to 2013, Executive Vice President, Construction Materials, from 2011 to 2012, and Senior Vice President, Construction Materials East, from 2007 to 2011. He originally joined Vulcan in 1973 and left in 1993 to build a lime and limestone business, ultimately serving as President of Global Stone Corp. before returning to Vulcan in 2002. Mr. Shepherd has served as a director of Beazer Homes USA, Inc. since 2016. Mr. Shepherd previously served on the Boards of Directors of the American Road and Transportation Builders Association; National Stone, Sand & Gravel Association; National Ready Mix Concrete Association; National Lime Association; and Pulverized Minerals Association.

Mr. Shepherd brings to our Board over 40 years of executive, operations, and commercial leadership experience with public companies, spanning P&L management, corporate strategy, business development, mergers and acquisitions, investor relations, capital planning, organization structure, and succession planning.

Nominee-Class III-Term to expire at the 2019 Annual Meeting

Gerald G. Colella Age 60
Mr. Colella is a nominee for election to the Board. Mr. Colella has served as a director and as Chief Executive Officer and President of MKS Instruments, Inc., a provider of technology solutions for the environmental monitoring, defense and security, life sciences and research, process and industrial manufacturing and thin film industries, since January 2014. From February 2013 until December 2013, Mr. Colella served as President and Chief Operating Officer of MKS Instruments. He served as Vice President and Chief Operating Officer from January 2010 until February 2013 and served as Vice President and Chief Business Officer of MKS Instruments from April 2005 until January 2010. In addition, Mr. Colella also served as Acting Group Vice President, PRG Products from July 2007 to March 2010.

Mr. Colella brings to our Board over 30 years of commercial and operating experience and leadership. As the CEO of a public company, Mr. Colella is familiar with the numerous and varied issues facing public companies, particularly with respect to operational, financial and corporate governance matters. His leadership experience and financial acumen position him well to serve as a member of our Board.

CONTINUING DIRECTORS

Continuing Directors-Class II-Term to expire at the 2018 Annual Meeting

Marcia J. Avedon Age 55 Director since 2016
Dr. Avedon has served as Senior Vice President of Human Resources, Communications, and Corporate Affairs for Ingersoll Rand, a global diversified industrial company, since 2007. In this role, she leads global human resources, public affairs, corporate social responsibility, communications, and brand management. She has served as a director of Lincoln National Corporation, and currently serves on the boards of several policy, professional, and nonprofit organizations. Dr. Avedon is the inaugural chair of the University of South Carolina’s Center for Executive Succession and she previously chaired the Board of Advisors for the Belk College of Business, University of North Carolina at Charlotte.

Dr. Avedon brings to our Board her strong business operating experience across the industrial, healthcare, consumer products, and professional services sectors. She has led businesses through large-scale organizational changes, including mergers, acquisitions, divestitures, and spin-offs.

Phillip J. Mason Age 66 Director since 2016
Mr. Mason served as President of the Europe, Middle East Africa (EMEA) Sector of Ecolab, Inc. (a leading provider of food safety, public health and infection prevention products and services), a position he held from 2010 until his retirement in 2012. Prior to leading Ecolab’s EMEA Sector, Mr. Mason had responsibility for Ecolab’s Asia Pacific and Latin America businesses as President of Ecolab’s International Sector from 2005 to 2010 and as Senior Vice President, Strategic Planning in 2004. Mr. Mason has served on the board of Lincoln Electric Holdings since 2013.

Mr. Mason brings over 35 years of international business experience to our Board, including starting, developing and growing businesses abroad in both mature and emerging markets. Additionally, he brings a strong finance and strategic planning background, including merger and acquisition experience, along with significant experience working with and advising boards on diverse issues confronting companies with international operations.

Elizabeth Mora Age 56 Director since 2016
Ms. Mora has served since March 2015 as the Chief Administrative Officer, Vice President for Finance and Administration, and Treasurer of The Charles Stark Draper Laboratory, Inc., a non-profit engineering research and development laboratory serving the national interest in applied research, engineering development, advanced technical education, and technology transfer. From August 2008 to March 2015 she served as Vice President for Finance and Administration, and Chief Financial Officer of The Charles Stark Draper Laboratory, Inc. Previously she served as Chief Financial Officer of Harvard University, with its large endowment, $3 billion annual operating budget, and 15,000 employees. In her 12 years at Harvard, she was a leader in research administration, the business side of information technology, and a key liaison between the university and government partners including the Office of Management and Budget, the National Institutes of Health, the National Science Foundation and the Department of Defense and the various Offices of Inspectors General. She is a certified public accountant and spent nine years in public accounting and consulting in the National Regulatory Consulting Practice at PricewaterhouseCoopers. She has served as a director of MKS Instruments, Inc. since 2012.

Ms. Mora brings to our Board a breadth of financial, audit, accounting, risk management, and financial controls experience.

Continuing Director-Class III-Term to expire at the 2019 Annual Meeting

Ronald C. Cambre Age 78 Director since 2016
Mr. Cambre served as Chairman of the Board and Chief Executive Officer of Newmont Mining Corporation until his retirement as CEO in 2000 and Chairman in 2001. He joined Newmont as Vice Chairman and CEO in 1993. Mr. Cambre served as Chairman of the Board of McDermott International, Inc. (an engineering and construction company) from 2008 to 2011 and as a director of Cliffs Natural Resources, Inc. from 1996 until 2011. Mr. Cambre also served as a director of Grace from 1998 until the Separation, when he became a director and Non-Executive Chairman of the Board of GCP.

Mr. Cambre brings to our Board his extensive background in leadership and management at the most senior level in major corporations, his deep understanding of international business and global energy issues and his governance and oversight experience developed as a director of multiple public companies.

CORPORATE GOVERNANCE

Corporate Governance Principles

Our Board has adopted the GCP Corporate Governance Principles to provide a framework for the governance of GCP, and to promote the efficient functioning of our Board. These principles are subject to modification by our Board from time to time. You can find the GCP Corporate Governance Principles on our website at www.gcpat.com.

Number and Independence of Directors

Pursuant to GCP’s By-Laws and Certificate of Incorporation, the number of directors of the Company is determined by resolution of our Board. The number of directors currently constituting the whole Board is eight, which are divided into three classes: three in Class I, three in Class II and two in Class III. There is currently a vacancy in Class III that resulted from the resignation of Dr. Marye Anne Fox on January 1, 2017. Under our Corporate Governance Principles, a substantial majority of GCP’s directors are required to be “independent,” as determined under guidelines set forth in the listing standards of the New York Stock Exchange, or “NYSE,” and other applicable rules and regulations. Our Board has affirmatively determined that all directors, other than Mr. Poling (who is also our President and Chief Executive Officer), are independent under our Corporate Governance Principles and NYSE rules because none of such directors has any direct or indirect material relationship with GCP or our subsidiaries, other than through his or her service as a director and as an owner of less than 1% of GCP common stock. This determination was based on a number of factors, principal among which were the following:

•	neither the director, nor any member of the director’s immediate family, being, or at any time during the last three years having been, a Company executive officer or employee;

•	neither the director, nor any member of the director’s immediate family, being an executive officer of any other entity with whom we do any material amount of business;

•
neither the director, nor any member of the director’s immediate family having, during the prior three years, received more than $120,000 in direct compensation from the Company (other than director and committee fees);

•
the director not serving, or within the prior three years not having served, as an executive officer, director, trustee or fiduciary of any charitable organization to which we made any material charitable donation;

•
the director is not a current employee of the Company’s internal or external auditor, neither the director, nor any member of the director’s immediate family, is a current partner of such firm, and neither the director nor any member of the director’s immediate family has been an employee of such firm during the last three years and personally worked on the Company’s audit during such time;

•
neither the director, nor an immediate family member, is or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; and

•
neither the director, nor an immediate family member is a current executive officer of a company that has made payments to, or received payments from the Company for property or services in an amount which, in any of the last three fiscal years exceeded the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

Director Terms

Pursuant to GCP’s By-Laws and Certificate of Incorporation, GCP’s Board is currently divided into three classes. The terms of office of the Class I directors expire at the 2017 Annual Meeting, the terms of office of the Class II directors expire at the 2018 annual meeting of stockholders and the terms of office of the Class III directors expire at the 2019 annual meeting of stockholders. GCP’s By-Laws and Certificate of Incorporation provide for declassification of its Board by the 2020 annual meeting of Stockholders, as follows: (i) Class I directors elected at the 2017 annual meeting shall be elected to hold office for a three-year term expiring at the 2020 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified or until their earlier resignation or removal; and (ii) Class II directors elected at the 2018 annual meeting of stockholders, Class III directors elected at the 2019 annual meetings of stockholders and Class I directors elected at the 2020 annual meeting of stockholders shall each be elected to hold office for a one-year term expiring at the next annual meetings of stockholders and until their respective successors shall have been duly elected and qualified or until their earlier resignation or removal. Consequently, by 2020, all of our directors will stand for election each year for one year terms, and the board will therefore no longer be divided into three classes.

Our Board may fill a vacancy by electing a new director to the same class as the director being replaced. Our Board may also create a new director position in any class and elect a director to hold the newly created position.

Board Leadership - Chairman of the Board of Directors

Under our Corporate Governance Principles, our Board makes a determination as to whether the Chief Executive Officer should also serve as Chairman of the Board. This determination is based upon the composition of our Board and the circumstances of GCP at the time. Our Board has considered the roles and responsibilities of each position and currently believes that GCP and its stockholders are best served by having Mr. Cambre serve as Non- Executive Chairman of the Board. Our Board of Directors believes that Mr. Cambre’s position is appropriate due to his extensive industry experience, his in-depth knowledge of GCP and its international operations and strategy, and his full appreciation of the business environment and GCP’s risk management strategies. Our Board believes that as Chairman of the Board, Mr. Cambre can provide a single voice to management, stockholders and customers and be a vital link between management and the independent directors.

Standing Committees of our Board of Directors

Our Board of Directors has the following four standing committees: Audit Committee, Nominating and Governance Committee, Compensation Committee, and Corporate Responsibility Committee. Only independent directors, as independence is determined in accordance with NYSE rules and other applicable laws or regulations, are permitted to serve on the standing committees. The Board annually selects, from among its members, the members and Chair of each standing committee.

The table below provides information with respect to current standing committee memberships of the directors as of February 1, 2017. The table also sets forth the number of meetings (including teleconference meetings) held by each Board committee in 2016:

Director	Audit	Compensation	Nominating and Governance	Corporate Responsibility
Marcia J. Avedon	•	*	•	•
Ronald C. Cambre ‡	•	•	*	•
Janice K. Henry	*	•	•	•
Phillip J. Mason	•	•	•	•
Elizabeth Mora	•	•	•	*
Gregory E. Poling
Danny R. Shepherd	•	•	•	•
Number of 2016 Meetings	7	7	2	1
• Committee Member * Committee Member and Committee Chair ‡ Chairman of the Board

Each standing committee has a written charter that describes its responsibilities. Each of the standing committees has the authority, as it deems appropriate, to independently engage outside legal, accounting or other advisors or consultants. In addition, each standing committee annually conducts a review and evaluation of its performance and reviews and reassesses its charter. You can find the current charters of each standing committee on our website at www.gcpat.com.

Audit Committee

The Audit Committee has been established in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules of the NYSE and our Corporate Governance Principles. The Audit Committee assists our Board in overseeing:

•	the integrity of GCP’s financial statements;

•	GCP’s compliance with legal and regulatory requirements;

•	the qualifications and independence of GCP’s independent registered public accountant;

•	the performance of GCP’s internal audit function and independent registered public accountant; and

•	the preparation of an audit committee report as required by the SEC.

The Audit Committee has the authority and responsibility for the appointment, retention, compensation, oversight and, if circumstances dictate, discharge of GCP’s independent registered public accountant, including pre- approval of all audit and non-audit services to be performed by the independent registered public accountant. The related person transaction.

The Audit Committee members are Marcia J. Avedon, Ronald C. Cambre, Janice K. Henry, Phillip J. Mason, Elizabeth Mora, and Danny R. Shepherd, each of whom meets the independence standards of the SEC and NYSE, are financially literate within the meaning of the NYSE listing standards and meet the experience and financial requirements of the NYSE listing standards. Our Board of Directors has determined that Ms. Henry, Ms. Mora, and Mr. Cambre are "audit committee financial experts" as defined by SEC rules and regulations. Ms. Henry serves as Chair of the Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee:

•	sets criteria for the selection of directors, identifies individuals qualified to become directors and recommends to our Board the director nominees for the annual meeting of stockholders;

•	develops and recommends to our Board appropriate corporate governance principles applicable to GCP; and

•	oversees the evaluation of our Board.

The Nominating and Governance Committee members are Marcia J. Avedon, Ronald C. Cambre, Janice K. Henry, Phillip J. Mason, Elizabeth Mora and Danny R. Shepherd, each of whom meets the independence standards of the NYSE. Mr. Cambre serves as Chair of the Nominating and Governance Committee.

Compensation Committee

The Compensation Committee:

•	approves all compensation actions with respect to GCP’s directors, executive officers and certain other members of senior management;

•	evaluates and approves GCP’s annual and long-term incentive compensation plans (including equity- based plans), and oversees the general compensation structure, policies and programs of GCP;

•
oversees the development of succession plans for the executive officers other than the Chief Executive Officer, and, in conjunction with the Chairman of the Board, oversees the development of succession plans for the Chief Executive Officer; and

•	produces an annual report on executive officer compensation as required by applicable law.

The Compensation Committee is authorized to delegate to any one or more directors (which person(s) need not be members of the Compensation Committee) and/or executive officers the authority to review and grant, as the act of the Compensation Committee and of the Board, stock options and other equity incentive grants to eligible employees other than the Chief Executive Officer, the other executive officers, and the Chief Executive Officer’s other direct reports. The Compensation Committee may also form and delegate authority to subcommittees when appropriate, which may consist of one or more members of the Compensation Committee.

The Compensation Committee engaged Willis Towers Watson as its independent provider of compensation consulting services for decisions relating to 2016 compensation. Please see "Executive Compensation – Compensation Discussion and Analysis" in this Proxy Statement for further discussion about the role of Willis Towers Watson. The Compensation Committee may also utilize external legal advisors as necessary and assesses the independence of all of its advisors.

Representatives of Willis Towers Watson regularly attend meetings of the Compensation Committee. For portions of those meetings, the Chief Executive Officer and the Vice President and Chief Human Resources Officer

also attend and are given the opportunity to express their views on executive compensation to the Compensation Committee.

The Compensation Committee members are Marcia J. Avedon, Ronald C. Cambre, Janice K. Henry, Phillip
J.Mason, Elizabeth Mora, and Danny R. Shepherd, each of whom is: independent under the independence standards of the NYSE, a “non-employee director” of GCP as defined under Rule 16b-3 of the Exchange Act, and an “outside director” for the purposes of the corporate compensation provisions contained in Section 162(m) of the Internal Revenue Code of 1986, as amended. Dr. Avedon serves as Chair of the Compensation Committee.

Corporate Responsibility Committee

The Corporate Responsibility Committee assists our Board and management in addressing GCP’s responsibilities as a global corporate citizen. In particular, the Corporate Responsibility Committee counsels management with respect to:

•	the development, implementation and improvement of procedures, programs, policies and practices relating to GCP’s responsibilities as a global corporate citizen;

•	the adherence to those procedures, programs, policies and practices at all levels of GCP; and

•	the maintenance of open communications to ensure that issues are brought to the attention of, and considered by, all appropriate parties.

The Corporate Responsibility Committee members are Marcia J. Avedon, Ronald C. Cambre, Janice K. Henry, Phillip J. Mason, Elizabeth Mora, and Danny R. Shepherd, each of whom meets the independence standards of the NYSE. Ms. Mora serves as Chair of the Corporate Responsibility Committee.

Director Attendance at Board Meetings

Our Board generally holds six regular meetings per year and meets on other occasions when circumstances require. Directors spend additional time preparing for Board and committee meetings and participating in conference calls to discuss quarterly earnings announcements or significant transactions or developments. Additionally, we may call upon directors for advice between meetings. Our Corporate Governance Principles provide that our Board will meet regularly in executive session without management in attendance. Under our Corporate Governance Principles, we expect directors to regularly attend meetings of our Board and of all committees on which they serve and to review the materials sent to them in advance of those meetings. We expect nominees for election at each annual meeting of stockholders to attend the annual meeting.

Our Board held nine meetings in 2016. Each incumbent director attended 75% or more of the aggregate number of meetings of our Board held during the period in which he or she was a director and the meetings of the Board committees on which he or she served during the periods that he or she served.

Director Attendance at the Annual Meeting

We expect that all of our directors serving on our Board at the time of the Annual Meeting will attend the Annual Meeting pursuant to our Corporate Governance Principles. This will be GCP’s first annual meeting of stockholders following the Separation.

Board Role in Risk Oversight

Our Board of Directors actively oversees the risk management of GCP and the implementation of our strategic plan and the risks inherent in the operation of our businesses. Our Board reviews the GCP enterprise risk management program at least annually and considers whether risk management processes are functioning properly and are an internal audit function that reports directly to the Audit Committee.

Standing Board committees are responsible for overseeing risk management practices relevant to their functions. The Audit Committee oversees the management of market and operational risks that could have a financial impact, such as those relating to internal controls and financial liquidity. The Nominating and Governance Committee oversees risks related to governance issues, such as the independence of directors and the breadth of skills on our Board. The Compensation Committee manages risks related to GCP’s executive compensation plans and the succession of the Chief Executive Officer and other executive officers. The Corporate Responsibility Committee manages certain risks related to government regulation and environment, health and safety matters.

Risk Management in Our Compensation Practices

At the Compensation Committee’s direction, representatives of GCP’s human resources and legal departments conducted a risk assessment of GCP’s compensation policies and practices during 2016. This risk assessment consisted of a review of cash and equity compensation provided to GCP employees, with a focus on compensation payable to senior executives and incentive compensation plans which provide variable compensation to other GCP employees based upon Company and individual performance. The Compensation Committee and its independent consultant reviewed the findings of this assessment and agreed with the conclusion that our compensation programs are designed with the appropriate balance of risk and reward in relation to GCP’s overall business strategy and do not create risk that is reasonably likely to have a material adverse effect on GCP. The following characteristics of our compensation programs support this finding:

•	our use of different types of compensation vehicles that provide a balance of long- and short-term incentives with fixed and variable components;

•	the cap on awards to limit windfalls;

•	our practice of looking beyond results-oriented performance in assessing the contributions of a particular executive;

•	our share ownership guidelines;

•	our executive compensation claw-back policy;

•	our recoupment policy for equity awards; and

•	the ability of the Compensation Committee to reduce incentive payouts if deemed appropriate.

Stock Ownership Guidelines

In order to ensure that the long-term financial interests of our directors and senior executives are fully aligned with the long-term interests of our stockholders, our Board has implemented stock ownership guidelines. The guidelines are as follows:

Category of Executive	Ownership Guideline
Directors (other than CEO)	5 times cash portion of annual retainer
Chief Executive Officer	5 times base salary
Other Executive Officers	3 times base salary

Directors and executives subject to the stock ownership guidelines have five years from the later of the year of the Separation or the year of their initial election or appointment to comply with the relevant guideline.

Stockholder Communications with our Board of Directors

Stockholders may communicate with our Board of Directors by writing to our Corporate Secretary at the following address: Board of Directors, c/o GCP Applied Technologies Inc., 62 Whittemore Ave, Cambridge, Massachusetts 02140, Attention: Corporate Secretary. The Corporate Secretary will review and forward all communications from stockholders to the Board, except for those communications from stockholders that are outside the scope of Board matters or duplicative of other communications by the applicable stockholder and previously forwarded to the Board.

Director Nomination Process; Shareholder Recommendations for Director Nominees

In considering candidates for election to our Board, we are guided by our belief that our Board should be composed of individuals with a commitment to increasing stockholder value, a diversity of experience, the highest integrity, the education and ability to understand business problems and evaluate and propose solutions, the personality to work well with others, a commitment to GCP's social responsibilities and the availability of time to assist GCP. We wish to ensure that a diversity of experience is reflected on our Board, including a broad diversity of industry experience, product experience and functional background. Pursuant to our Corporate Governance Principles, we are also committed to having a substantial majority of our Board be independent, as defined by NYSE rules and applicable laws and regulations.

Our Board conducts a self-assessment process every year and periodically reviews the skills and characteristics needed by our Board. As part of the review process, our Board considers the skill areas represented on our Board, those skill areas represented by directors expected to retire or leave our Board in the near future, and recommendations of directors regarding skills that could improve the ability of our Board to carry out its responsibilities.

When our Board or the Nominating and Governance Committee has identified the need to add a new Board member with specific qualifications or to fill a vacancy on our Board, the chair of the Nominating and Corporate Governance Committee will initiate a search, seeking input from other directors and management, review any candidates that the Committee has previously identified or that have been recommended by stockholders in that year and may retain a search firm. The Nominating and Governance Committee will identify the initial list of candidates who satisfy the specific criteria, if any, and otherwise qualify for membership on our Board. Generally, two members of the Nominating and Governance Committee (with one preferably the chair), our Chairman of the Board and our Chief Executive Officer will interview each qualified candidate. Other directors may also interview the candidate if practicable. Based on the outcome of those reviews, the Committee will make its recommendation on the candidate to our Board.

The Nominating and Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates and the sole authority to approve the search firm's fees and other retention terms.

The Nominating and Governance Committee will consider director nominations made by stockholders. To nominate a person to serve on the Board, a stockholder should write to: GCP Applied Technologies Inc., 62 Whittemore Avenue, Cambridge, Massachusetts 02140, Attention: Corporate Secretary. Director nominations must be delivered to the Corporate Secretary in accordance with the Company’s By-laws. This generally means the nomination must be delivered not fewer than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, provided, that if (a) the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date of the preceding year’s annual meeting, or (b) no annual meeting was held during the preceding year, then the notice must be delivered not earlier than 120 days prior to the date of such annual meeting and not later than the close of business on the later of (i) the ninetieth day prior to the date of such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The nomination must contain any applicable information and must otherwise be in proper form, as set forth in the Company’s By-laws. The Nominating and Governance Committee will consider and evaluate persons nominated by stockholders in the same manner as it considers and evaluates other potential directors.

Code of Ethics

The Company has adopted a Business Ethics Policy and a Conflicts of Interest Policy that are applicable to the members of our Board and to all of our employees, including, but not limited to, the principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions. Together, these policies meet the requirements of a “code of ethics” as defined by SEC regulations as well as the requirements of a code of business conduct and ethics under NYSE listing standards. The Business Ethics Policy and Conflicts of Interest Policy are posted on our website www.gcpat.com under the heading “Investors.” Any amendments to or waivers of our Business Ethics Policy or Conflicts of Interest Policy that our Board of Directors approves will be disclosed on our website.

Director Compensation

Non-Employee Director Compensation Program

Our director compensation program is intended to enhance our ability to attract, retain and motivate nonemployee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of GCP. The Compensation Committee reviews director compensation periodically. The Compensation Committee has the sole authority to engage a consulting firm to evaluate director compensation.

Under our nonemployee director compensation program, each nonemployee director receives an annual retainer of $180,000 - consisting of a cash retainer of $80,000, paid quarterly, and an annual award of $100,000 of GCP common stock. Additional cash retainers, also paid quarterly, are as follows: the Non-Executive Chairman of the Board, who also serves as Nominating and Governance Committee Chair, receives $80,000; the Audit Committee Chair receives $15,000; and the Compensation Committee Chair receives $10,000. We reimburse directors for expenses they incur in attending Board and committee meetings and other activities incidental to their service as directors but directors are not paid any separate meeting fees. Directors, and all GCP employees, are entitled to participate in GCP’s Matching Grants Program. We also maintain business travel accident insurance coverage for directors. Mr. Poling’s compensation is described in the Summary Compensation Table set forth in “Executive Compensation-Compensation Tables,” and he receives no additional compensation for serving as a member of our Board.

The following table provides compensation information for the year ended December 31, 2016 for each non- employee director:

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Total ($)
Marcia J. Avedon	$90,000	$99,993	$189,933
Ronald C. Cambre	$160,000	$99,993	$259,993
Marye Anne Fox(c)	$80,000	$99,993	$179,993
Janice K. Henry	$95,000	$99,993	$194,993
Phillip J. Mason	$80,000	$99,993	$179,993
Elizabeth Mora	$80,000	$99,993	$179,993
Danny R. Shepherd	$80,000	$99,993	$179,993

(a)	Amount consists of cash portion of annual retainer in the amount of $80,000 and additional payments to: Ms. Avedon for serving as Chair of the Compensation Committee in the amount of $10,000; Ms.

Henry for serving as Chair of the Audit Committee in the amount of $15,000; and Mr. Cambre for serving as Chairman of the Board and as Chair of the Nominating and Governance Committee in the amount of
$80,000.

(b) Reflects the aggregate grant date fair value of the equity portion of the annual retainer consisting of
4,461 shares of GCP common stock calculated in accordance with FASB ASC Topic 718.

(c)	Dr. Fox resigned from the Board and all committees effective January 1, 2017.

GCP paid an aggregate of $7 in premiums for business travel accident insurance coverage for all directors during 2016.

OTHER INFORMATION

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth the amount of GCP common stock beneficially owned, directly or indirectly:
• as of the date of the most recent Schedule 13G (or amendment thereto) filed by such person with the
SEC, by each person that is the beneficial owner of more than 5% of the outstanding shares of GCP common stock as reflected in such Schedule 13G (or amendment thereto);
• as of March 1, 2017, by each current (as of the date of this Proxy Statement) director;
• as of March 1, 2017, by each of the executive officers named in the Summary Compensation Table set forth in "Executive Compensation-Compensation Tables"; and
• as of March 1, 2017, by all current (as of the date of this Proxy Statement) directors and all current (as of the date of this Proxy Statement) executive officers as a group.

.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent(2)
Iridian Asset Management LLC (3)	6,235,967	8.8%
276 Post Road West Westport, CT 06880-4704
The Vanguard Group (4)	5,585,602	7.8%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock, Inc. (5)	4,559,577	6.4%
55 East 52nd Street New York, NY 10055
Gates Capital Management, L.P. (6)	4,500,000	6.3%
1177 Avenue of the Americas, 46th Floor New York, New York 10036
Gregory E. Poling	9,308	*
	211,845	(O)
	132,333	(T)
	353,486
Dean P. Freeman	2,190	*
	42,652	(O)
	44,842
John W. Kapples	1,263	*
	16,558	(O)
	17,821
Zain Mahmood	2,187	*
	27,597	(O)
	29,784
William J. McCall	2,198	*
	26,692	(O)
	28,890
Marcia J. Avedon	4,461	*
Ronald C. Cambre	15,503	*
Janice K. Henry	9,382	*
Phillip J. Mason	4,461	*
	6,000	(T)
	10,461
Elizabeth Mora	4,461	*
Danny R. Shepherd	7,413	*
Current directors and current executive officers as a group (12 persons)	466,825	*

* Indicates less than 1.0%.

(O)
Pursuant to SEC rules, shares of GCP common stock to be issued upon the exercise of stock options that are exercisable and shares of GCP common stock with respect to which investment or voting power will vest within 60 days after March 1, 2017 are deemed to be beneficially owned as of such date. Such shares are deemed outstanding for purposes of computing the percentage ownership of the applicable person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(T)	Shares owned by trusts and other entities as to which the person has the power to direct voting and/or investment.
(1)	The address of each of our directors and executive officers is c/o Corporate Secretary, GCP Applied Technologies Inc., 62 Whittemore Avenue, Cambridge, Massachusetts 02140.
(2)	Based on 71,185,929 shares of GCP common stock outstanding on March 1, 2017.
(3)
Amount and nature of ownership is based solely upon information contained in a Schedule 13G/A filed with the SEC by Iridian Asset Management LLC, David L. Cohen and Harold J. Levy (collectively, "Iridian") on February 2, 2017. The Schedule 13G/A indicates that as of December 31, 2016 Iridian has sole and shared voting power over 0 and 6,235,967 shares, respectively, and sole and shared investment power over 0 and 6,235,967 shares, respectively.

(4)
Amount and nature of ownership is based solely upon information contained in a Schedule 13G filed with the SEC by The Vanguard Group (“Vanguard") on February 13, 2017. The Schedule 13G indicates that as of December 31, 2016 Vanguard has sole and shared voting power over 132,964 and 21,159 shares, respectively, and sole and shared investment power over 5,435,179 and 150,423 shares, respectively.

(5)
Amount and nature of ownership is based solely upon information contained in a Schedule 13G filed with the SEC by BlackRock, Inc. (“BlackRock") on January 30, 2017. The Schedule 13G indicates that as of December 31, 2016 BlackRock has sole and shared voting power over 4,322,369 and 0 shares, respectively, and sole and shared investment power over 4,559,577 and 0 shares, respectively.

(6)
Amount and nature of ownership is based solely upon information contained in a Schedule 13G filed with the SEC by Gates Capital Management, L.P., Gates Capital Management GP, LLC, Gates Capital Management, Inc. and Jeffrey L. Gates (collectively, “Gates") on February 14, 2017. The Schedule 13G indicates that as of December 31, 2016 Gates has sole and shared voting power over 0 and 4,500,000 shares, respectively, and sole and shared investment power over 0 and 4,500,000 shares, respectively.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2016, with respect to our compensation plans under which shares of GCP common stock are authorized for issuance upon the exercise of options, warrants or other rights.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(2)	Weighted-average exercise price of outstanding options, warrants and rights ($)(2)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities to be issued upon exercise of outstanding options, warrants and rights) (#)(2)(4)
Equity compensation plans approved by security holders(1)	2,122,000	$16.92	1,637,301

(1)	These amounts represent shares under the GCP 2016 Stock Incentive Plan (the “SIP”). Prior to the Separation, the SIP was approved by W. R. Grace & Co.–Conn ("Grace Conn"), as sole stockholder of GCP.

(2)
Under the SIP, there are 2,122,000 shares of GCP common stock to be issued upon the exercise of outstanding options (the weighted-average exercise price of outstanding options is $16.92), 441,000 shares to be issued upon completion of the performance period for stock-settled performance-based unit awards (“PBUs”) (assuming the maximum number of shares are earned in respect of outstanding PBUs), and 1,614,000 shares to be issued upon completion of the vesting period for stock-settled restricted stock unit awards (“RSUs”).

(3)	The calculation of weighted-average exercise price does not take outstanding PBUs and RSUs into account.

(4)	Amount represents the number of shares of GCP common stock available for issuance pursuant to stock options, restricted stock, PBUs and other awards that could be granted in the future under the SIP.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, as amended, our directors, certain of our officers, and beneficial owners of more than 10% of the outstanding shares of GCP common stock are required to file reports with the SEC concerning their ownership of and transactions in GCP common stock or other GCP securities; these persons are also required to furnish us with copies of these reports. Based upon the reports and related information furnished to us, we believe that all such filing requirements were complied with in a timely manner during and with respect to 2016.

Transactions with Related Persons

Our Board recognizes that transactions involving related persons in which GCP is a participant can present conflicts of interest, or the appearance thereof. Accordingly, our Board has adopted a written policy with respect to related person transactions. The policy, which is included as part of GCP’s Corporate Governance Principles, applies to transactions involving related persons that are required to be disclosed pursuant to SEC regulations, which are generally transactions in which:

•	GCP is a participant;

•	the amount involved exceeds $120,000; and

•	any related person, such as a GCP executive officer, director, director nominee, 5% stockholder or any of their respective family members, has a direct or indirect material interest.

Each such related person transaction shall be reviewed by and may be approved or ratified only if it is determined to be in, or not inconsistent with, the best interests of GCP and its stockholders by:

•	the disinterested members of the Audit Committee, if the disinterested members of the Audit Committee constitute a majority of the members of the Audit Committee; or

•	the disinterested members of our Board.

In determining whether to approve or ratify related person transactions, the Audit Committee or our Board, as the case may be, will take into account, among other factors it deems appropriate, whether the transaction is on terms no more favorable to the affiliated third-party than terms generally available to an unaffiliated third-party under the same or similar circumstances, as well as the extent of the related party’s interest in the transaction. The Audit Committee or our Board, as the case may be, also will consider relationships that, while not constituting related party transactions where a director had a direct or indirect material interest, nonetheless involve transactions between the Company and a company with which a director is affiliated, whether through employment status or by virtue of serving as a director. In the event a related person transaction is entered into without prior approval and, after review by the Audit Committee or our Board, as the case may be, the transaction is not ratified, we will make all reasonable efforts to cancel the transaction.

Since January 1, 2016, GCP had no reportable related party transactions other than those described below, each of which was entered into in connection with the Separation from Grace, the former parent company of GCP, which occurred on February 3, 2016. In connection with the Separation, the Company entered into various agreements with Grace, including a Separation and Distribution Agreement, a Tax Sharing Agreement, an Employee Matters Agreement and other agreements to effect the Separation of the companies and provide a framework for the Company’s relationship with Grace after the Separation. Grace currently holds none of the Company’s common stock and is not a “related person.” Nevertheless, because Grace held more than five percent of the Company’s common stock during a portion of 2016, the Company is required to provide disclosure about certain agreements entered into in connection with the Separation. At the time of the Separation, our Board adopted the written policies and procedures providing for the review and approval or ratification by the Audit Committee or Board, as the case may be, of certain related person transactions. Moreover, prior to the Separation, GCP was a wholly owned subsidiary of Grace, subject to the direction of Grace’s directors and officers. As such, the related party transactions described below were not subject to review and approval by GCP in accordance with the procedures described above.

The Separation and Distribution Agreement, Tax Sharing Agreement, Employee Matters Agreement and other agreements to effect the Separation of the companies described below were filed by GCP with the SEC as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on January 28, 2016. The summaries of the agreements that follow below are qualified in their entireties by reference to the full text of the applicable agreements.

Employee Matters Agreement

GCP, Grace Conn and Grace entered into an Employee Matters Agreement on January 27, 2016. Among other things, the agreement allocates certain liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and programs, and other related matters. The Employee Matters Agreement governs certain compensation and employee benefit obligations with respect to the current and former employees and non- employee directors of each company.

The Employee Matters Agreement provides that, unless otherwise specified, Grace is responsible for liabilities associated with employees employed by Grace following the Separation, former employees whose last employment was with the Grace business, and certain specified current and former corporate employees (which we collectively refer to as “Grace allocated employees”), and GCP is responsible for liabilities associated with employees who are employed by the Company following the Separation, former employees whose last employment was with GCP’s business, and certain specified current and former corporate employees (which we collectively refer to as “GCP allocated employees”).

Employee Benefits Generally

GCP allocated employees are eligible to participate in GCP's benefit plans as of the Separation in accordance with the terms and conditions of GCP's plans as in effect from time to time. Generally and subject to certain exceptions, GCP has adopted compensation and benefit plans that mirror the terms of corresponding Grace compensation and benefit plans, and GCP has credited each GCP allocated employee with his or her service with Grace prior to the Separation for all purposes under GCP's benefit plans to the same extent such service was recognized by Grace for similar purposes and so long as such crediting does not result in a duplication of benefits.

Equity Compensation Awards

The Employee Matters Agreement provides for the conversion of the outstanding awards granted under the Grace equity compensation programs into adjusted awards relating to shares of Grace common stock and/or GCP common stock. The adjusted awards generally are subject to the same vesting conditions and other terms that applied to the original Grace award immediately before the Separation. Effective as of the Separation, all awards converted into awards relating to shares of GCP common stock were assumed by, and became the obligation of, GCP.

Each Grace stock option granted prior to January 1, 2015 and held by a current employee as of the Separation date was converted into an adjusted Grace stock option and a GCP stock option. The exercise price and number of shares subject to each stock option was adjusted to preserve the aggregate intrinsic value of the original Grace stock option as measured immediately before and immediately after the Separation, subject to rounding. Each Grace stock option granted prior to January 1, 2015 and held by a former employee was converted into an adjusted Grace stock option, with the exercise price and the number of shares subject to such stock option adjusted to preserve the aggregate intrinsic value of the original Grace stock option as measured immediately before and immediately after the Separation, subject to rounding.

Each Grace stock option or restricted stock unit granted on or after January 1, 2015 was converted into either a corresponding adjusted Grace award or a GCP award, depending on whether the original Grace award was held by
(1)an employee employed by Grace following the Separation or a former employee, or (2) an employee employed by GCP following the Separation. The number of shares subject to each award (and in the case of stock options, the exercise price of the award) were adjusted to preserve the aggregate intrinsic value of the original Grace award as measured immediately before and immediately after the Separation, subject to rounding.

Grace performance-based units granted in respect of 2014 (which we refer to as “2014 Grace PBU awards”) were divided into two portions representing (1) the portion of the performance period that elapsed between the beginning of the performance period on January 1, 2014 and the Separation and (2) the portion of the performance period between the Separation and the end of the performance period on December 31, 2016. Performance conditions with respect to the first portion of the 2014 Grace PBU award were deemed satisfied based on the actual performance of Grace through the Separation, and performance conditions with respect to the second portion of the Grace 2014 PBU award were deemed satisfied at target as of the Separation. The number of shares of Grace common stock underlying the 2014 Grace PBU awards were established once such performance conditions were deemed satisfied.

Holders of 2014 Grace PBU awards granted in 2014 who were current employees as of the Separation retained their 2014 Grace PBU awards, and, pursuant to the adjustment provisions of the Grace equity plan, also received restricted stock units of GCP in an amount that reflects the distribution of GCP common stock to Grace shareholders by applying the distribution ratio to the number of Grace common shares underlying their original 2014 Grace PBU awards. Together, these Grace and GCP awards are intended to preserve the value of a holder’s original 2014 Grace PBU award, as measured immediately before and immediately after the distribution. The Grace and GCP awards will continue to be subject to substantially the same terms and conditions (other than performance-vesting conditions) that applied to the original 2014 Grace PBU awards, and vested on the original settlement date of the 2014 Grace PBU award, generally subject to the award holder’s continued employment through that date. Any 2014 Grace PBU awards granted in 2015 and any 2014 Grace PBU awards held by former employees will be adjusted (with performance-vesting conditions deemed satisfied as described above) to preserve the value of the original 2014 Grace PBU awards as measured immediately before and immediately after the distribution. These adjusted Grace 2014 PBU awards will continue to be subject to substantially the same terms and conditions (other than performance-vesting conditions) that applied to the original 2014 Grace PBU awards.

Grace performance-based units granted in 2013 (which we refer to as “2013 Grace PBU awards”) were converted into either a corresponding adjusted Grace award or a GCP award, depending on whether the original Grace award was held by (1) an employee employed by Grace following the Separation or a former employee, or (2) an employee employed by GCP following the Separation. The number of shares subject to the award were adjusted to preserve the aggregate intrinsic value of the original Grace award, as measured immediately before and immediately after the Separation, subject to rounding.

Grace restricted stock awards held by non-employee directors were canceled immediately prior to the record date for the Separation and replaced with an adjusted Grace restricted stock award following the Separation. The number of shares subject to the award was adjusted to preserve the aggregate intrinsic value of the original Grace award, as measured immediately before and immediately after the Separation, subject to rounding.

Grace deferred share awards held by Grace employees and non-employee directors were converted into an adjusted Grace award. The number of shares subject to the award was adjusted to preserve the aggregate intrinsic value of the original Grace award, as measured immediately before and immediately after the Separation, subject to rounding.

Any dividend equivalent payments on Grace or GCP restricted stock units in respect of dividends declared after the Separation will be paid by Grace to Grace allocated employees, and by GCP to GCP allocated employees. For purposes of vesting for all awards, continued employment with or service to Grace or GCP, as applicable, will be treated as continued employment with or service to both Grace and GCP.

If local regulations outside the United States did not permit use of the adjustment method described above or would have caused an adverse effect for equity award holders, a compliant alternative adjustment method was used. In such cases, if any, the affected employees received adjusted awards in the equity of their post-distribution employer or an amount in cash equal to the intrinsic value of the award.

Miscellaneous

The Employee Matters Agreement also addresses other current and former employee-related issues and certain special circumstances, including employees who will transfer to their eventual permanent employer on a delayed basis, and special rules for benefit arrangements in various jurisdictions.

Transition Services Agreement

GCP and Grace Conn entered into a Transition Services Agreement prior to the Separation pursuant to which Grace Conn and its subsidiaries and the Company and its subsidiaries will provide, on an interim, transitional basis, generally for a period of up to 18 months from the date of Separation, various services to each other. The services to be provided include information technology, accounts payable, payroll, and other financial functions and administrative services. The agreed upon charges for such services will be generally intended to allow the servicing party to recover all out-of-pocket costs and expenses of providing such services.

Cross-License Agreement

GCP, Grace Conn and Grace GmbH & Co. KG, a wholly owned subsidiary of Grace Conn, entered into a Cross-License Agreement prior to the Separation that provides each party licenses under certain intellectual property assets owned by the other party. The agreement permits GCP and Grace Conn to continue current business activities that may utilize intellectual property retained by the other party pursuant to the Separation Agreement. The Cross- License Agreement will remain in effect until expiration of the relevant IP right in accordance with the terms of the Agreement.

Grace Transitional License Agreement

GCP and Grace Conn entered into the Grace Transitional License Agreement prior to the Separation wherein Grace Conn provided a limited license to GCP under the Grace trademark for certain products until new brands for those products are phased in. The relevant products are those which rely on the Grace brand at time of the Separation.

Tax Sharing Agreement

GCP, Grace and Grace Conn entered into a Tax Sharing Agreement prior to the Separation that governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and other matters regarding taxes. In general, and subject to the terms of the Tax Sharing Agreement, GCP is responsible for all U.S. federal, state and foreign taxes (and any related interest, penalties or audit adjustments) reportable on a GCP separate return (a return that does not include Grace or any of its subsidiaries); and Grace is responsible for all U.S. federal, state and foreign income taxes (and any related interest, penalties or audit adjustments) reportable on a consolidated, combined or unitary return that includes Grace or any of its subsidiaries and GCP or any of its subsidiaries.

In addition, the Tax Sharing Agreement imposes certain restrictions on GCP and its subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) that are designed to preserve the qualification of the Separation, together with certain related transactions, under Section 355 and certain other relevant provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Tax Sharing Agreement provides special rules that allocate tax liabilities in the event the Separation, together with certain related transactions, does not so qualify. In general, under the Tax Sharing Agreement, each party is expected to be responsible for any taxes imposed on, and certain related amounts payable by, GCP or Grace that arise from the failure of the Separation and certain related transactions, to qualify under Section 355 and certain other relevant provisions of the Code, to the extent that the failure to so qualify is attributable to actions, events or transactions relating to such party’s respective stock, assets or business, or a breach of the relevant representations or covenants made by such party in the Tax Sharing Agreement.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected PricewaterhouseCoopers LLP ("PwC") to be GCP’s independent registered public accounting firm for 2017. Although the submission of this matter for stockholder ratification at the Annual Meeting is not required by law, regulation or our By-Laws, our Board is nevertheless doing so to determine our stockholders' views. If the selection is not ratified, the Audit Committee will reconsider its selection of PwC for future years.

PwC acted as independent accountants for GCP and its consolidated subsidiaries during 2016 and has been retained by the Audit Committee for 2017. A representative of PwC will attend the Annual Meeting, will be available to answer questions and will have an opportunity to make a statement if he or she wishes to do so.

Unless otherwise instructed, the proxies will vote “FOR” this proposal.

GCP’S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS GCP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017.

Principal Accountant Fees and Services

The Audit Committee of our Board of Directors selected PwC to act as our principal independent accountants for 2016. The following table sets forth the fees and expenses that we incurred for the services provided by PwC for the period beginning on February 3, 2016 (the date of our separation from Grace) through December 31, 2016 (the end of our fiscal year):

Fee Description	2016
Audit Fees	$3,763,555
Audit-Related Fees	50,792
Tax Fees	24,087
All Other Fees	45,521
Total Fees	$3,883,995
_

Audit services consisted of the audit of our consolidated financial statements, the review of our consolidated quarterly financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related services consisted of assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not included under “Audit Fees” above.

Tax services consisted of tax advice and compliance for non-U.S. subsidiaries, including preparation of tax returns, and advice and assistance with transfer pricing compliance.

All other fees consisted of license fees for access to accounting, tax, and financial reporting literature and non-financial agreed-upon procedures.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a preapproval policy that requires the Audit Committee to specifically preapprove the annual engagement of the independent accountants for the audit of our consolidated financial statements and internal controls. The policy also provides for general preapproval of certain audit-related, tax and other services provided by the independent accountants. Any other services must be specifically preapproved by the Audit Committee. However, the Chair of the Audit Committee has the authority to preapprove services requiring immediate engagement between scheduled meetings of the Audit Committee. The Chair must report any such preapproval decisions to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

The following is the report of the Audit Committee of our Board of Directors with respect to GCP’s audited consolidated financial statements for the year ended December 31, 2016, which include the consolidated balance sheets of GCP as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income, cash flows, and changes in equity for each of the three years in the period ended December 31, 2016, and the notes thereto (collectively, the “Financial Statements”).

The Audit Committee consists of the following members of our Board: Janice K. Henry (Chair), Marcia J. Avedon, Ronald C. Cambre, Phillip J. Mason, Elizabeth Mora and Danny R. Shepherd. Each of the members of the Audit Committee is “independent," as defined under the NYSE’s listing standards and the rules and regulations of the Securities Exchange Act of 1934, as amended. The Audit Committee operates under a written charter adopted by our Board of Directors.

The Audit Committee is responsible for reviewing the financial information that GCP provides to stockholders and others, and for overseeing GCP’s internal controls and its auditing, accounting and financial reporting processes generally. The Audit Committee’s specific responsibilities include: (1) selection of an independent registered public accounting firm to audit GCP’s annual consolidated financial statements and its internal control over financial reporting; (2) serving as an independent and objective party to monitor GCP’s annual and quarterly financial reporting process and internal control system; (3) reviewing and appraising the audit efforts of GCP’s independent registered public accounting firm and internal audit department; and (4) providing an open avenue of communication among the independent registered public accounting firm, the internal audit department, management and our Board of Directors.

The Audit Committee has reviewed and discussed the audited financial statements of GCP for the year ended December 31, 2016 with GCP’s management.

The Audit Committee has discussed with PwC, GCP’s independent registered public accounting firm, the matters required to be discussed by applicable rules issued by the Public Company Accounting Oversight Board (the “PCAOB”) regarding Communications with Audit Committees.

The Audit Committee has received from PwC the required disclosures pursuant to applicable PCAOB rules concerning independence and has discussed with PwC their independence from GCP and its management.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board of Directors that GCP’s audited financial statements be included in GCP’s Annual Report on Form 10- K for the year ended December 31, 2016, for filing with the SEC.

Audit Committee Janice K. Henry (Chair) Marcia J. Avedon Ronald C. Cambre Phillip J. Mason Elizabeth Mora
Danny R. Shepherd

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

Effective February 3, 2016, we separated from W. R. Grace & Co. (“Grace”) and became the parent company that owns and operates Grace’s former Construction Products operating segment and Darex packaging technologies business. Throughout this Compensation Discussion and Analysis (“CD&A”), we refer to this separation as the separation, the period before separation as pre-separation and the period after separation as post-separation.

Grace’s compensation programs applied to our named executive officers pre-separation and the compensation programs adopted by the Compensation Committee of our Board of Directors (“Committee”) applied to our named executive officers post-separation. Accordingly, this CD&A describes the compensation programs established by Grace pre-separation, but will focus on the compensation programs adopted by our Committee for the remainder of our 2016 fiscal year.

For purposes of the following CD&A and executive compensation disclosures, the individuals listed below are referred to collectively as our “named executive officers.” They are our President and Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers, based on fiscal 2016 compensation.

•	Gregory E. Poling, President and Chief Executive Officer

•	Dean P. Freeman, Vice President and Chief Financial Officer

•	Saber Zain Mahmood, President, Specialty Building Materials and Global Operations

•	John W. Kapples, Vice President, General Counsel and Secretary

•	William J. McCall, Vice President and Chief Human Resources Officer

Executive Summary

Our Committee has adopted an integrated executive compensation program that is intended to align our named executive officers’ interests with those of our shareholders and to promote the creation of shareholder value without encouraging excessive or unnecessary risk-taking. Additionally, the Committee has tied a majority of our named executive officers’ compensation to a number of key performance measures that contribute to or reflect shareholder value. Specifically, in addition to a base salary, our named executive officers’ compensation package includes an annual incentive compensation program that is based on the Company’s attainment of objective pre- established financial performance metrics and long-term equity awards consisting of stock options, restricted stock units, and performance-based units (“PBUs”) tied to earnings per share. Our executive compensation programs have played a significant role in our ability to attract and retain the experienced, successful executive team that was necessary to transition our Company from a division of a larger business to a separate, stand-alone company.

The executive compensation program adopted by our Committee is substantially similar to the executive compensation program adopted by Grace for its 2015 fiscal year—the year that immediately preceded the year in which the separation occurred. In adopting the Company’s post-separation compensation programs, the Committee considered a number of factors including: (i) the benefit of consistency with respect to our compensation programs, particularly during the year in which the separation occurred, (ii) the significant alignment of Grace’s compensation program with shareholder interests, as evidenced by the strong support that Grace’s say-on-pay proposal has received (Grace’s say-on-pay proposal received the support of 98% of the votes cast with respect to both its fiscal 2015 and 2014 executive compensation programs) and (iii) the ability to adjust certain plan design elements to take into account the Company’s initial year as an independent company.

Fiscal 2016 Business Highlights

We are engaged in the production and sale of specialty construction chemicals, specialty building materials and packaging sealants and coatings through three global operating segments in which we have achieved leadership positions. Our Specialty Construction Chemicals operating segment manufactures and markets concrete admixtures, which enhance the properties of concrete and other cementitious construction materials, and cement additives, which improve the performance of Portland cement—the most widely used construction material in the world. Our Specialty Building Materials operating segment manufactures and markets building envelope products, residential building products and specialty construction products that protect structures from water, vapor transmission, air penetration and fire damage. Finally, our Darex Packaging Technologies operating segment manufactures and markets sealants and coatings for use in beverage and food containers and other consumer and industrial applications.

On February 3, 2016, we completed our separation from Grace and began operating as a stand-alone, publicly-traded company. During our first year as a separate company, we successfully recruited many experienced leaders and transitioned GCP to its own identity. We completed two acquisitions during 2016, executing on our ‘bolt- on’ strategy. We also continued our focus on innovation – developing new concrete admixtures and waterproofing and weather barrier products, as well as new BPA-NI coatings in our Darex business.

In 2016, as a result of the successful execution of the strategy adopted in connection with the separation, we generated solid margins, cash flow and returns on capital. We also grew our earnings and our stock price increased 58% from the spin-off through the end of the year. Net sales decreased 4.4% on a reported basis in 2016 despite a 2.3% increase in sales volume, as the negative impact of foreign exchange rates and net sales declines in Venezuela reduced the sales growth rate by 2.8 percentage points and 3.9 percentage points, respectively.

Our positive financial results for 2016 directly affected our named executive officers’ compensation. Notably, we achieved 131.9% of target performance under our 2016 annual incentive compensation plan – the performance metrics for which were Adjusted EBIT and Adjusted Free Cash Flow. In determining final payouts for our named executive officers however, the Committee, upon management’s recommendation, exercised its discretion to reduce our performance result relative to the adjusted free cash flow metric, resulting in payouts to our named executive officers based on 104.9% of overall target performance rather than 131.9%. For further discussion, see the “Annual Incentive Compensation” section of this CD&A.

Key Fiscal 2016 Compensation Decisions

As noted above, the incentive pool funding level for payouts under the 2016 Executive Annual Incentive Compensation Plan to our named executive officers was established at a performance level of 104.9%.

In addition to our annual equity awards and in connection with our separation, the Committee approved grants of initial equity awards, which we refer to as our Leadership Award, to certain key executives, including our named executive officers. The Leadership Award consisted of stock options and restricted stock units, and was granted to strengthen named executive officers’ alignment with shareholders and to continue to motivate and retain named executive officers during the initial stages of a public launch.

As stated above, for fiscal 2016, the Committee adopted a compensation program that is substantially similar to Grace’s compensation program for fiscal 2015. The Committee did so knowing that it would review these compensation programs each year and adopt any changes that it deems necessary or appropriate given the Company’s status as a separate, stand-alone company.

Policies and Practices to Support Effective Governance

The Company is committed to integrity and the highest standards of ethical conduct. The following aspects of the Company’s compensation program reinforce that commitment and illustrate our commitment to effective governance:

•
More than 64% of target total direct compensation for our Chief Executive Officer and, on average, 55% of total direct compensation for other named executive officers is performance-based (annual incentive bonus, PBUs and stock options but excluding restricted stock units);

•
Share ownership guidelines promote long-term ownership, long-term shareholder perspective and responsible practices, with our Chief Executive Officer being required to hold Company equity valued at five times his base salary;

•	Caps on annual and long-term incentive award payouts limit windfalls;

•	No tax assistance (gross-ups) in our change in control agreements;

•	Retention of an independent compensation consultant; and

•
Our Corporate Governance Principles prohibit directors and named executive officers from hedging their economic exposure to Company securities through put or call options, short sales, derivatives, or similar instruments or transactions or pledging any Company securities as collateral or securing any loan or other liability or obligation.

Executive Compensation Philosophy

The key objective of our executive compensation philosophy is to attract, retain and motivate executives, including named executive officers, to perform in the best interests of the Company and its shareholders. In furtherance of this key objective, the Company has adopted the following practices:

•
Offer market competitive compensation opportunities, targeting median total direct compensation while maintaining maximum flexibility to determine compensation based on the executive’s responsibilities, experience and performance.

•
Pay for performance through a mix of short- and long-term incentive programs, where above-market performance is rewarded with above-market compensation and underperformance results in lower realized compensation.

•	Promote ownership in the Company through stock-based compensation and share ownership guidelines.

Say on Pay Vote

Prior to the separation, the Company was not a publicly-traded company nor did it hold an annual shareholders’ meeting. Therefore, the Company has not obtained a say-on-pay advisory vote of the shareholders under Section 14A of the Exchange Act. However, the Committee will consider the results of the say-on-pay vote at the 2017 Annual Shareholders’ Meeting and future such votes in making compensation decisions for named executive officers.

2016 Compensation Elements and Decisions

When setting compensation for named executive officers, the Committee focuses on total direct compensation. Total direct compensation includes three major components – base salary, annual incentive compensation and long-term equity awards–all of which are designed to work together to drive a complementary set of behaviors and outcomes.
Base salary. Base salary is intended to reflect the market value of the named executive officer’s role, with differentiation for individual capability.
Annual incentive compensation. Annual incentive compensation in the form of a market-competitive, performance-based cash bonus is designed to focus our executives on pre-set objectives each year and drive specific behaviors that foster short-term and long-term growth and profitability.
Long-term equity incentive awards. Long-term incentive compensation generally consists of grants of PBUs, stock options and restricted stock units. Long-term incentive compensation is designed to align the interests of named executive officers with the interests of our shareholders in long-term growth, reward executives for shareholder value creation, recognize executives for their contributions to the Company and promote retention.

In addition to receiving direct compensation, named executive officers also participate in various employee benefit programs, as described in the “Other Benefits” section of this CD&A.
The following charts illustrate, for fiscal 2016, the distribution of value among the three elements of direct compensation—base salary, target annual incentive awards and long-term equity incentives—for our Chief Executive Officer and, on average, for the other named executive officers. The long-term equity incentive component is based on the fiscal 2016 annual equity award—it excludes the Leadership Award, which was a one-time award issued to key executives, including our named executive officers, in connection with the separation—and is based on the dollar value awarded by the Committee before conversion to the various forms of equity awards (see the “Long-Term Incentive Awards” section of this CD&A). Of target total direct compensation, 79% of our CEO’s and, on average, 66% of our other named executive officers’ compensation was variable, either because it was subject to performance goals, the fluctuations of our stock price, or both.

Elements of Compensation
For purposes of this chart, “Long-Term Equity Incentives” includes stock options, restricted stock units and PBUs.

Base Salary

Base salary, which represents only 21% of our Chief Executive Officer’s target total direct compensation and, on average, 34% of target total direct compensation for the other named executive officers, is paid in order to provide a fixed component of compensation for the named executive officers. Base salary for our named executive officers was set by Grace pre-separation and prior to the start of our 2016 fiscal year. For Messrs. Freeman, Mahmood and Kapples, who were hired shortly before the separation, Grace established their respective base salaries in connection with their commencement of employment on September 14, 2015, November 30, 2015 and December 14, 2015, respectively. Pre-separation, Grace approved the following base salaries for fiscal 2016 for our named executive officers:

Executive Officer	2016 Base Salary
Gregory E. Poling, President and CEO	$800,000
Dean P. Freeman, Vice President and CFO	$450,000
Saber Zain Mahmood, President SBM and Global Operations	$450,000
John W. Kapples, VP, General Counsel and Secretary	$380,000
William J. McCall, VP and Chief Human Resources Officer	$294,000

Annual Incentive Compensation

Annual incentive compensation supports the Committee’s pay-for-performance philosophy and aligns individual goals with Company goals. Under our Executive Annual Incentive Compensation Plan (“EAICP”), executives are eligible for cash awards based on the Company’s attainment of pre-established performance metrics. For 2016, the Company’s first year as an independent, publicly traded company, the Committee, with input from its consultant, Willis Towers Watson, structured the 2016 EAICP as follows:

•
At the beginning of the fiscal year, the Committee established performance measures and goals, which included the financial metrics being assessed, performance targets for each metric, including threshold annual performance requirements to earn a threshold award (50% of target), and maximum performance requirements to earn a maximum award (200% of target).

•
Also at the beginning of the fiscal year, the Committee affirmed the individual target awards for each executive, expressed as a percentage of base salary, which had been established by Grace pre-separation and were determined by the Committee to be aligned with competitive market and internal equity considerations.

•
After the close of the fiscal year, the Committee received a report from management regarding Company performance against the pre-established performance goals as well as a recommendation as to an appropriate incentive pool funding level. The Committee then reviewed the Company’s financial performance against each goal, taking into consideration management’s recommendation and the impact that certain business decisions had on the calculation of each performance metric. The Committee then established an incentive pool based on its review of all of these factors. After establishing the funding level for the incentive pool, the Committee then reviewed the individual performance for each named executive officer and issued final awards based on the incentive pool funding level and adjustments for individual performance during the fiscal year.

2016 EAICP Targets. The fiscal 2016 EAICP targets for our named executive officers, which is a percentage of their base salary, was established by Grace pre-separation as follows:

Executive Officer	2016 EAICP Target
Gregory E. Poling, President and CEO	100%
Dean P. Freeman, Vice President and CFO	70%
Saber Zain Mahmood, President SBM and Global Operations	70%
John W. Kapples, VP, General Counsel and Secretary	60%
William J. McCall, VP and Chief Human Resources Officer	60%

2016 Performance Metrics. The Committee established 2016 EAICP performance metrics based on key components of our 2016 annual operating plan and after considering the general economic market environment in which we expected to be operating during the year. After considering various plan design alternatives, the Committee approved the use of an earnings and a cash generation performance metric, with an equal weighting between the two metrics (i.e., 50% weighting each). For earnings, the Committee used Adjusted EBIT and for cash generation the Committee used Adjusted Free Cash Flow. The Committee selected these metrics because they were consistent with our strategic objectives of growing profitability and generating cash.

For purposes of the 2016 EAICP, Adjusted EBIT and Adjusted Free Cash Flow are defined as follows:

•
Adjusted EBIT - net income adjusted for interest, taxes, restructuring and repositioning expenses and related impairments, certain pension costs (net), income and expense items related to divested businesses, product lines, and certain other investments; gains and losses on sales of businesses, product lines, and certain other investments; and certain other unusual or infrequent items that are not representative of underlying trends.

•	Adjusted Free Cash Flow - cash (after interest expense and taxes) provided by or for operating activities minus capital expenditures plus cash paid for restructuring and repositioning, capital expenditures related to repositioning, accelerated payments under defined benefit pension arrangements, and expenditures for legacy items.

Both of the Adjusted EBIT and Adjusted Free Cash Flow metrics also are adjusted such that the impact of acquisitions and/or divestitures that closed after the first quarter of fiscal 2016 are excluded until the following full fiscal year.

2016 Performance Targets and EAICP Incentive Pool Funding. In addition to setting the performance metrics, at the beginning of the fiscal year the Committee also established threshold, target and maximum performance requirements for the Adjusted EBIT and Adjusted Free Cash Flow metrics. For fiscal 2016, threshold and maximum for each of these performance requirements were established at 85% and 120% of target performance, respectively.

The EAICP incentive pool equals the sum of the amount funded in the Adjusted EBIT pool plus the amount funded in the Adjusted Free Cash Flow pool. The initial calculation for each pool is determined independently by reference to the Adjusted EBIT and Adjusted Free Cash Flow targets as follows:

Adjusted EBIT Performance Metric

Adjusted EBIT (in millions)	Performance as a Percentage of Adjusted EBIT Target	Percentage Funded in Adjusted EBIT Pool*
$258 or higher (maximum)	120% or higher	200%
$237	110%	120%
$215 (target)	100%	100%
$197	92%	88%
$182.6 (threshold)	85%	50%
Less than $182.6	Below 85%	0

Adjusted Free Cash Flow Metric

Adjusted Free Cash Flow (in millions)	Performance as a Percentage of Adjusted Free Cash Flow Target	Percentage Funded in Adjusted Free Cash Flow Pool*
$120 or higher (maximum)	120% or higher	200%
$100 (target)	100%	100%
$90	90%	85%
$85 (threshold)	85%	50%
Less than $85	Below 85%	0

*The initial amount funded to the respective pool is prorated on a straight- line basis (i.e., by linear interpolation) for performance that falls between the performance targets set forth in the table above.

The following table summarized the performance metrics, weightings, targets, actual results and the preliminary performance multipliers and score.

Performance Metric	Weight	Performance Target	Actual EAICP Performance Result*	Preliminary Performance Multiplier	Preliminary Performance Score
Adjusted EBIT	50%	$215M	$210.3M	97%	132%
Adjusted Free Cash Flow	50%	$100M	$113.4M	167%

*Pursuant to the terms of the EAICP that the Committee adopted at the beginning of the fiscal year regarding adjustment items, performance results in this column have been adjusted to exclude the impact of an acquisition that closed after the first quarter of fiscal 2016 and, solely with respect to Adjusted EBIT, to exclude the impact of our Venezuela operations. Before these adjustments, actual performance was $213.8M for Adjusted EBIT and $114.3M for Adjusted Free Cash Flow.

When reviewing the Adjusted Free Cash Flow metric, the Committee, upon management’s recommendation, exercised its discretion to revise the calculation of Adjusted Free Cash Flow to exclude the items noted in the following table because they were either one-time events associated with the Company’s separation and/or they were not indicative of the Company’s underlying business results. The impact that the Committee’s decision had on the calculation of Adjusted Free Cash Flow for purposes of the EAICP is as follows:
($ in millions)

2016 Adjusted Free Cash Flow	$113.4
Discretionary Reductions by Compensation Committee
• Eliminate the effect of the portion of capital expenditures that were included in the fiscal 2016 annual operating plan but that were not spent during fiscal 2016	($4.60)
• Eliminate the favorable effect of currency exchange rate changes on cash and cash equivalents	($4.20)
• Eliminate the favorable impact of a change in accounting treatment for equity awards due to the Company’s early adoption of changes to Accounting Standards Codification 718 as set forth in Update 2016-09	($2.00)
2016 EAICP Adjusted Free Cash Flow	$102.6

The discretionary actions noted above reduced the performance multiplier for the Adjusted Free Cash Flow metric by 54 percentage points, from 167% to 113%. The following table summarizes the performance metrics, weightings, targets, actual results, adjusted results and performance multipliers and scores both before and after taking into account the impact on the Adjusted Free Cash Flow performance multiplier of the Committee’s discretionary reductions described above.

Performance Metric	Weight	Performance Target	Actual EAICP Performance Result*	Preliminary Performance Multiplier	Preliminary Performance Score	Adjusted EAICP Performance Result	Adjusted Performance Multiplier	Adjusted Performance Score
Adjusted EBIT	50%	$215M	$210.3M	96.9%	131.9%	$210.3M	96.9%	104.9%
Adjusted Free Cash Flow	50%	$100M	$113.4M	167%		$102.6M	113%
Once the Committee concluded its review of the Company’s overall business performance and established the final 2016 EAICP Adjusted Performance Score, it considered the incentive bonus amounts payable to each named executive officer. In determining the actual amount of the 2016 EAICP incentive bonus for the named executive officers, the Committee began by multiplying each named executive officer’s target award by the final 2016 EAICP

Adjusted Performance Score. The Committee then reviewed the performance of each named executive officer during fiscal 2016, taking into consideration the recommendation of the Chief Executive Officer with respect to executive officers other than the Chief Executive Officer. The Committee then made adjustments to each named executive officer in recognition of his performance during fiscal 2016, noting in particular the role that the named executive officer played during the Company’s separation from Grace, including establishing GCP as a stand-alone, publicly- traded company, the performance of his function and/or business unit, as well as his leadership capabilities.

With respect to Mr. Freeman, the Committee considered his role in developing the Company’s shareholder base, securing $800 million in financing arrangements, and establishing a fully functional Finance and Information Technology organization, noting that he had exceeded his performance goals for fiscal 2016 relating to the Company’s separation. With respect to Mr. Mahmood, the Committee considered his attainment of the majority of his performance goals for fiscal 2016. With respect to Mr. Kapples, the Committee considered his role as a trusted advisor to the Board of Directors and Chief Executive Officer on Company matters, not just legal issues, his establishment of the Company’s governance policies and practices, and his role in building on and driving an ethical culture across the Company. With respect to Mr. McCall, the Committee considered his successful role in standing-up the human resources function upon separation and the attainment of all of his performance goals for the fiscal year.

With respect to Mr. Poling, the Committee considered his leadership in: executing the Company’s successful spin-off from Grace – including building a new senior management team and standing-up required corporate functions; establishing the Company’s business strategy as an independent Company; creating a shared GCP Mission and Vision across the new organization, while instilling a positive, ethical tone at the top; delivering strong Company performance during 2016; and positioning the Company for sustainable growth in the future.

The table below lists the 2016 EAICP incentive bonus that the Committee awarded to each named executive officer for fiscal 2016.

Executive Officer	2016 EAICP Payout/ Performance Score %
Gregory E. Poling, President and CEO	$875,000/109.4%
Dean P. Freeman, Vice President and CFO	$355,400/112.8%
Saber Zain Mahmood, President SBM and Global Operations	$315,000/100%
John W. Kapples, VP, General Counsel and Secretary	$264,200/115.9%
William J. McCall, VP and Chief Human Resources Officer	$185,000/104.9%

The 2016 EAICP incentive bonus awards for each named executive officer are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and the threshold, target and maximum bonus amounts are reported in the “Estimated Future Payments Under Non-Equity Incentive Plan Awards” column of the Fiscal 2016 Grants of Plan Based Awards Table.

Long-Term Incentive Awards

The Committee uses long-term incentive compensation to deliver competitive compensation that recognizes executives for their contributions to the Company and aligns the interests of named executive officers with shareholders by focusing them on long-term growth and stock performance. Although we expect to issue an annual equity award to our named executive officers each year, for the 2016 fiscal year, our long-term incentive compensation program for named executive officers consisted of two separate equity awards—the Leadership Award, which we issued on February 8, 2016, in connection with the separation, and the 2016 Annual Equity Award, which we issued on February 25, 2016. Additionally, upon the separation, outstanding equity awards originally granted by Grace were converted to awards for GCP stock. For more information regarding the method applied to convert these awards, please see the section in this proxy above entitled “Other Information – Transactions with Related Persons”.

Leadership Award

Pre-separation and in connection with the separation, Grace’s Board of Directors determined that it would be appropriate to issue an equity award to key executives upon our commencement of operations as an independent company in order to immediately align our executives’ focus and compensation with that of our shareholders. Pre- separation, the Grace Board reviewed and approved the general terms and conditions for the Leadership Award, which our Committee subsequently considered with input from its consultant, Willis Towers Watson, and used to issue the Leadership Award. The Leadership Award consisted of a mix of stock options and restricted stock units, with the award value being allocated one-third to the stock option award and the remainder to the restricted stock unit award. The table below lists the dollar value awarded by the Committee to each named executive officer as the Leadership Award.

Executive Officer	Leadership Award Value*
Gregory E. Poling, President and CEO	$2,250,000
Dean P. Freeman, Vice President and CFO	$700,000
Saber Zain Mahmood, President SBM and Global Operations	$700,000
John W. Kapples, VP, General Counsel and Secretary	$420,000
William J. McCall, VP and Chief Human Resources Officer	$300,000

*
The amounts in the table above differ from the grant date fair value of the awards reported in the Grants of Plan-Based Awards Table. The amounts in the above table are the dollar amounts awarded by the Committee while the grant date fair value of each award reported in the Grants of Plan-Based Awards Table is the award value for accounting purposes. The award value for accounting purposes for stock options is calculated by application of the Black-Scholes option pricing model.

2016 Annual Equity Award

The Committee views long-term incentives as a significant element of total remuneration at the executive level and a crucial component of the Company’s “total rewards” compensation package. Accordingly, upon the separation, the Committee conducted a comprehensive review of the Company’s long-term incentive structure when designing the Company’s 2016 annual equity award, with input from its consultant, Willis Towers Watson. The Committee examined a number of potential long-term incentive vehicles for equity grants as well as the proportion of long-term incentive value to be allocated to vehicles with service-based vesting versus vehicles with performance- based vesting. In its deliberations, the Committee also reviewed the long-term incentive plan design for Grace and members of the Company’s peer group and considered the Company’s annual operating plan and business goals for its initial year as a stand-alone, publicly-traded company.

Based on this evaluation, the Committee determined that the long-term incentive vehicles of stock options, restricted stock units and PBUs were appropriate and would serve the Company well. The total award value to each named executive officer for the Company’s 2016 annual equity award was allocated between the long-term incentive vehicles as follows:

•	50% of the award value was allocated to PBUs with performance-based vesting over a three-year vesting period based on adjusted earnings per share;

•	25% of the award value was allocated to stock options with a three-year ratable vesting period; and

•	25% of the award value was allocated to restricted stock units with a three-year ratable vesting period.

The Committee considers this allocation appropriate, as performance-orientation is reflected in PBUs and stock options (which only have value to the extent the Company’s stock price increases from the stock price on the grant date), while grants of restricted stock units allow the program to support retention throughout a full business cycle.

For the fiscal 2016 PBU grant, the Committee determined that adjusted earnings per share, measured cumulatively over a three-year performance period, was an appropriate metric for PBUs because it is an important driver of shareholder value and a key Company strategic goal post-separation. Accordingly, the fiscal 2016 PBU awards payout factor is determined as follows:

Three-Year (2016-2018) Cumulative Adjusted EPS*	Performance as a Percentage of Adjusted EPS Target	PBU Payout Factor**
Maximum	120% or higher	200%
Target	100%	100%
Threshold	85%	50%
Below Threshold	Less than 85%	0%

*	The three-year cumulative Adjusted EPS goal was set at a level consistent with and necessary to achieve the Company’s strategic goal of enhanced earnings per share growth.

**	The actual payout factor is prorated on a straight line basis (i.e., by linear interpolation) for performance that falls between the performance targets set forth in the table above.

When setting long-term incentive compensation for named executive officers, the Committee employs the process described in the “How We Determine Compensation” section of this CD&A. After the Committee established a dollar value for each named executive officer’s 2016 annual equity award, that dollar value was then allocated between PBUs, stock options and restricted stock units as described above, with the exact number of PBUs and restricted stock units being calculated based on the average of the high and low trading prices of a Company share on the grant date and the exact number of stock options based on such average trading price and the applicable Black- Scholes ratio. The dollar value allocated to PBUs (i.e., 50% of the total award value) represents the target value of the PBU award.

The table below lists the total dollar value awarded by the Committee to each named executive officer as the 2016 annual equity award.

Executive Officer	2016 Annual Equity Award Value(1)
Gregory E. Poling, President and CEO	$2,250,000
Dean P. Freeman, Vice President and CFO	$700,000
Saber Zain Mahmood, President SBM and Global Operations	$700,000
John W. Kapples, VP, General Counsel and Secretary	$420,000
William J. McCall, VP and Chief Human Resources Officer	$300,000

(1)
The amounts in the table above differ from the grant date fair value of the awards reported in the Grants of Plan-Based Awards Table. The amounts in the above table are the dollar amounts awarded by the Committee while the grant date fair value of each award reported in the Grants of Plan-Based Awards Table is the award value for accounting purposes. The award value for accounting purposes for stock options is calculated by application of the Black-Scholes option pricing model.

OTHER BENEFITS

Retirement Benefits

We maintain retirement plans to assist our named executive officers with retirement income planning and increase the attractiveness of employment with us. For our named executive officers, we currently provide:

•
A tax-qualified defined benefit pension plan, the GCP Applied Technologies Inc. Retirement Plan for Salaried Employees, that is available to all eligible United States salaried employees (“Retirement Plan”);

•	An unfunded, non-qualified plan, the GCP Applied Technologies Inc. Supplemental Executive Retirement Plan, that is available to all eligible United States salaried employees (“SERP”); and

•
A tax-qualified defined contribution 401(k) plan, the GCP Applied Technologies Inc. Savings and Investment Plan that is available to all eligible United States employees (“Savings and Investment Plan”).

Retirement Plan. Full-time salaried employees, including named executive officers, who are age 21 or older and who have one or more years of service are eligible to participate in the Retirement Plan but are not entitled to receive any benefits thereunder until they satisfy the plan’s five year vesting requirement or attain age 55. Under the Retirement Plan, benefits are based upon (i) the participant’s average annual compensation for the 60 consecutive month period in which the participant’s compensation is highest during the last 180 months of continuous participation and (ii) the number of years of credited service, based upon services provided to Grace pre-separation and GCP post- separation. At age 62, a participant is entitled to full benefits under the Retirement Plan, but a participant may elect reduced payments upon early retirement beginning at age 55. For purposes of the Retirement Plan, compensation generally includes base salary and bonus payments pursuant to the AICP; however, for 2016, federal income tax law limits to $265,000 the annual compensation on which benefits under the Retirement Plan may be based. During fiscal 2016, Messrs. Poling and McCall had satisfied the vesting requirement and were entitled to benefits under the Retirement Plan.

SERP. Under the SERP, eligible employees receive the full pension to which such employee would be entitled pursuant to the Retirement Plan in the absence of the limitations described above in the “Retirement Plan” section and other limitations imposed under federal income tax law. In addition, the SERP recognizes base salary and EAICP award amounts an employee elects to defer into the Savings and Investment Plan and, in some cases, periods of employment during which an employee was ineligible to participate in the Retirement Plan. Employees are eligible for benefits under the SERP once they have met the vesting requirement and are entitled to benefits under the Retirement Plan. During fiscal 2016, Messrs. Poling and McCall were entitled to benefits under the SERP.

Savings and Investment Plan. Under the Savings and Investment Plan, the Company matches in full amounts that eligible employees elect to defer under such plan, up to the first 6% of the employee’s eligible pay. Employees who participate in the Savings and Investment Plan are immediately vested in both their contributions and Company matching contributions. The Committee decided to continue the Grace practice of providing taxable replacement payments to employees, including named executive officers, whose annual compensation exceeds the amount that is taken into account for purposes of calculating benefits under tax-qualified savings plans. Under this compensation practice, each eligible employee receives as additional taxable compensation the full Company matching contribution to which that employee would be entitled in the absence of the applicable limitations.

Health and Welfare and Other Benefits

Health and Welfare Benefits. As part of our overall compensation offering, our health and welfare benefits are intended to be competitive with peer companies. The health and welfare benefits that we provide to our named executive officers are offered to all of our eligible United States-based employees and include medical, dental, vision, prescription drug, life insurance, critical illness insurance, accident insurance, accidental death and dismemberment, flexible spending accounts, short- and long-term disability coverage, wellness and the employee assistance program.

Perquisites. Although the Company does not have a perquisite program, the Committee determined that it was in the Company’s and the executives’ best interests to establish an executive physical program that offers comprehensive and coordinated annual physical examinations at a nominal cost to the Company. Other than the executive physical program, we do not provide our named executive officers with any perquisites. The Committee believes that the emphasis on performance-based compensation, rather than on entitlements such as perquisites, is consistent with its compensation philosophy.

Severance, Salary Protection and Change in Control Benefits. Pre-separation, all of our named executive officers participated in a Grace provided severance benefit plan and salary protection plan. In addition, Grace’s practice was to enter into a written agreement with executives that provides benefits in the event of a change in control. The Committee determined that we should provide severance, salary protection and change in control benefits to all of our named executive officers post-separation, given the fact that these benefits are standard benefits provided by peer companies and also given the need to ensure continuity of management in the event of an actual or threatened change in control. Accordingly, the Committee adopted a severance plan, the Severance Plan for Leadership Team Officers of GCP Applied Technologies Inc. (“Severance Plan”) and a salary protection plan, the GCP Applied Technologies Inc. Executive Salary Protection Plan (“Salary Protection Plan”) effective as of the separation and also entered into change in control severance agreements with each named executive officer (“Change in Control Agreements”) post-separation.

Severance Plan. Under the Severance Plan, benefits are payable to any named executive officers upon an involuntary termination of employment for any reason other than cause, permanent disability or death. Severance benefits include a lump sum cash payment equal to one times the sum of the executive’s base salary plus target bonus
(two times base salary and target bonus for our Chief Executive Officer), a pro-rated payment of the executive’s annual incentive cash award and continued health coverage at employee rates for a period of up to 24 months following termination of employment.

Salary Protection Plan. Under the Salary Protection Plan, named executive officers are eligible for death and disability benefits in the event the executive dies or becomes disabled while employed by the Company. Death benefits generally include a monthly benefit payable over no more than a 10-year period that equals the executive’s monthly base salary for the first year and half of the executive’s monthly base salary for the next nine years. Disability benefits generally include a monthly benefit equal to the executive’s monthly base salary for the first year and 60% of the executive’s monthly base salary until the executive attains age 65. The number of monthly payments for both death and disability benefits may be reduced depending on the executive’s age at death or disability and disability benefits are reduced by any benefits payable under the Company’s long-term disability plan, social security disability benefits and, upon attainment of age 62, the amount of any retirement benefits provided under a Company retirement plan.

Change in Control Agreements. Under the terms of the Change in Control Agreements, named executive officers are eligible for severance benefits in the event that there is a change in control of the Company and, within 24 months after the change in control, either the executive resigns for good reason or the executive experiences an involuntary termination of employment for reasons other than cause. Change in Control benefits include a lump sum cash payment equal to three times the sum of the executive’s annual base salary plus target bonus, a pro-rated payment of the executive’s annual incentive cash award and continued health coverage at employee rates and benefits similar to those provided under the Salary Protection Plan for a period of up to 24 months following termination of employment. The Change in Control Agreements do not provide any excise tax assistance payments (i.e., gross-ups) upon a change in control termination.

Transition Agreement with Mr. McCall. On October 5, 2016, Mr. McCall notified the Company of his decision to retire, effective March 30, 2017. In connection with Mr. McCall’s departure, the Company and Mr. McCall entered into a transition letter agreement pursuant to which Mr. McCall agreed to remain employed through the first quarter of 2017 and, in consideration of which, the Company agreed to pay Mr. McCall a transition payment in the amount of $470,000. Mr. McCall will receive this payment provided that he remains employed by the Company in good standing through his departure date, provides reasonable assistance in the hiring and on-boarding process of his successor and other transition matters, and otherwise continues to perform the requirements of his current position until at least the hire date for his successor. In addition to the transition payment, Mr. McCall will be eligible for welfare benefits continuation for a period of one year after his retirement date. Except for the payments and benefits provided for in the transition letter agreement and any vested benefits he may have under Company employee benefit plans, Mr. McCall is not entitled to any other payments or benefits from the Company as a result of his departure. Because he is retiring, Mr. McCall will forfeit a substantial portion of both the Leadership Award and 2016 Annual Equity Award.

How We Determine Compensation

Committee Role and Input From Management. The Committee is responsible for the Company’s executive compensation strategies, structure, policies and programs and must specifically approve compensation actions relating to our executive officers. The Committee reviews the performance of and sets the performance goals and compensation for our Chief Executive Officer. The Committee relies on input from our Chief Executive Officer, with respect to executive officers other than our Chief Executive Officer, and our Vice President and Chief Human Resources Officer, with respect to executive officers other than our Vice President and Chief Human Resources Officer, in setting the executive officer’s performance objectives, evaluating the actual performance of the executive officer against those objectives and making appropriate decisions regarding salary and incentive awards. Management input for executive officers is based upon an assessment of the executive’s individual performance as well as the performance of the executive’s business unit or function, benchmark data, strategic value and potential as a successor to the CEO. The Committee, with assistance from its consultant, will review management’s recommendations, make appropriate adjustments and approve compensation changes in its discretion.

Compensation Consultant. The Committee has the sole authority to retain, compensate and terminate any independent compensation consultant of its choosing. Pre-separation, Grace separately engaged Willis Group Holdings (“Willis”) and Towers Watson. The Grace Compensation Committee retained Towers Watson to perform executive compensation services and Grace, as an employer and plan sponsor, retained Willis to provide corporate risk and brokerage services relating to Grace’s global broad-based employee benefit plans. At the time, Willis and Towers Watson were separate, unaffiliated entities. Effective January 4, 2016, shortly before separation, Willis and Towers Watson merged and began operating as a single company named Willis Towers Watson Public Limited Company (“Willis Towers Watson”). The Committee and Company retained the services of both of these companies post-separation, with Willis Towers Watson continuing to perform executive compensation services previously provided by Towers Watson and corporate risk and brokerage services previously provided by Willis. In addition, the Company purchased compensation surveys from Willis Towers Watson for use in setting compensation for the broad- based employee population in certain jurisdictions outside of the United States of America. The Committee retained Willis Towers Watson to serve as its executive compensation consultant post-separation after concluding that it would be in the best interests of the Company to maintain consistency in compensation consultants during the separation, specifically given the knowledge, experience and background Willis Towers Watson possessed with respect to Grace’s compensation practices.

The major services provided during fiscal 2016 by Willis Towers Watson under its engagement with the Committee included (1) preparing the market study described below; (2) reviewing the Committee’s charter; (3) reviewing the Company’s compensation peer group; (4) analyzing the Company’s share allocation and utilization; (5) providing advice with respect to incentive plan design; and (6) reviewing compensation payable to non-executive directors. The major services provided during fiscal 2016 by Willis Towers Watson under its retention by the Company on behalf of the brokerage of our global broad-based employee benefit programs included: (A) strategy development; (B) financial data analytics; (C) renewal and placement; (D) implementation and enrollment services; and (E) account management. The Committee did not engage Willis Towers Watson to perform these corporate risk and brokerage services; rather the Company continued Grace’s engagement of Willis (now Willis Towers Watson) post-separation because these services were “in process” at separation and the termination of these services at such time would have been disruptive and presented unnecessary delays and inefficiencies in the successful completion of outstanding projects. During fiscal 2016, the Company paid to Willis Towers Watson $186,593 for executive compensation services to the Committee, $167,281 for corporate risk and brokerage services to the Company and
$3,792 for compensation surveys. The Committee determined that Willis Towers Watson is independent and does not have a conflict of interest. In making this determination, the Committee considered the factors adopted by the New York Stock Exchange with respect to independence and conflicts of interest as well as the merger of Willis and Towers Watson during fiscal 2016 and the corporate risk and brokerage services that historically had been performed by Willis.

Peer Group Review and Market Data
When reviewing compensation programs for our named executive officers, the Committee considers the compensation practices of specific peer companies and reviews compensation data from general industry published surveys.

In connection with the separation, the Committee, with the assistance of its consultant, selected a peer group consisting of companies within similarly situated industries (i.e., building products, specialty chemicals and construction materials) and which were of a comparable size based on revenue and market capitalization, generally within the range of one-half to two times our revenue and market capitalization and with differentiation based on operational fit. Based on this analysis, the Committee concluded that the following companies were appropriate peers for us as a stand-alone company post-separation:

Advanced Drainage Systems, Inc	Headwaters Incorporated	Simpson Manufacturing Co., Inc.
AEP Industries Inc.	Kraton Corporation	U.S. Concrete, Inc.
Carlisle Companies Inc.	Martin Marietta Materials, Inc.	Vulcan Materials Company
Eagle Materials Inc.	Minerals Technologies Inc.	W.R. Grace & Co
Ferro Corporation	RPM International Inc.
HB Fuller Company	Schulman, Inc.

We believe that many of these companies represent our competitors for capital, executive talent and, in some cases, business. The Committee intends to review this peer group on a periodic basis and modify it as circumstances warrant.

As noted above, the Committee also reviews a study of market compensation levels prepared by its consultant. The market data compiled by the Committee’s consultant includes information regarding total direct compensation (i.e., base salary, annual incentive awards and the value of equity awards) relating to “general industry” as well as companies in the chemicals industry, as reported by the peer group and published surveys. When setting compensation for our named executive officers, the Committee reviews the market data as well as executive compensation practices of our peer group companies to determine whether a named executive officer’s total direct compensation is within a reasonably competitive range. While the Committee does evaluate a named executive officer’s compensation package against the median as set forth in the market data, the Committee does not strictly tie target compensation for our named executive officers to any one type of peer group or survey data, but instead considers all of these sources in determining the appropriate level of compensation for our executives.

Other Compensation Policies and Arrangements

Executive Officer Share Retention and Ownership Guidelines

Share Retention. The Committee has determined that it is in the best interests of the Company for all named executive officers to have meaningful share ownership positions in the Company in order to reinforce the alignment of management and shareholder interests. Accordingly, upon separation, the Committee adopted share retention and ownership guidelines for named executive officers. Under these guidelines, named executive officers are expected to hold Company equity with a value expressed as a multiple of base salary as follows:

Chief Executive Officer	5 times base salary
Other Named Executive Officers	3 times base salary

In determining an executive’s ownership, only shares held directly by the executive are included. Shares underlying unexercised stock options and unvested restricted stock units and PBUs are not included in the calculation. Executives are required to achieve the requisite ownership position within five years of first becoming subject to the share ownership guidelines. Executives who became named executive officers upon the separation have five years from the separation to satisfy the share ownership guidelines. As of the end of the fiscal year, no named executive officer had achieved shareholdings in excess of the applicable multiple set forth above; however, we expect that all named executive officers will satisfy the requisite share ownership guidelines within the required time-frame.

Hedging and Pledging Policy. The Company’s Corporate Governance Principles prohibit directors and named executive officers from hedging their economic exposure to Company securities through put or call options, short sales, derivatives, or similar instruments or transactions or pledging any Company securities as collateral or securing any loan or other liability or obligation.

Deductibility of Executive Compensation

Internal Revenue Code Section 162(m) limits to $1 million the tax deduction available to public companies for annual compensation that is paid to covered employees (generally, the named executive officers other than the Chief Financial Officer), unless the compensation qualifies as performance-based or is otherwise exempt from Code Section 162(m). In evaluating compensation programs applicable to our named executive officers, the Committee considers the potential impact on the Company of Code Section 162(m) while maintaining maximum flexibility in the design of our compensation programs and in making appropriate payments to named executive officers, and consequently, may elect to provide compensation arrangements that may not be fully tax deductible under Code Section 162(m).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
The Committee is responsible for oversight of the Company’s compensation programs on behalf of the Board of Directors. In fulfilling these responsibilities, the Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

Based on the review and discussions referenced above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2017 Annual Shareholders’ Meeting.

Compensation Committee Marcia J. Avedon, Ph.D., Chair Ronald C. Cambre
Janice K. Henry Phillip J. Mason Elizabeth Mora Danny R. Shepherd

Compensation Committee Interlocks and Insider Participation

During 2016, the Compensation Committee of the Board was composed of Dr. Avedon (Chair), Mses. Henry and Mora, Dr. Fox and Messrs. Cambre, Mason and Shepherd. Mr. Cambre, Dr. Fox and Ms. Henry served as directors of Grace prior to the Separation. Dr. Fox resigned from the Board of Directors and all committees effective January 1, 2017. None of these persons is a current or former GCP officer or employee, nor did we have any reportable related party transactions with any of these persons. None of our executive officers serves or in the past has served as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving, or in the past having served, on our Board or the Committee.

Executive Compensation Tables

The following tables and notes present the compensation provided to our Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers in fiscal 2016 (our “named executive officers”). For a more complete understanding of each table, please read the notes following the table.
Summary Compensation

The information included in the Summary Compensation Table below reflects compensation of our named executive officers for the fiscal year ended December 31, 2016 (“fiscal 2016”) and, where applicable, the fiscal years ended December 31, 2015 (“fiscal 2015”) and December 31, 2014 (“fiscal 2014”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
Gregory E. Poling President and Chief Executive Officer	2016 2015 2014	$800,000 $616,667 $600,000		$3,174,433 $749,991 $743,820	$1,295,640 $752,444 $683,192	$875,000 $502,623 $399,600	$989,000 $203,000 $1,594,000	$109,902 $87,126 $45,515	$7,243,975 $2,911,851 $4,816,127

			$750,000
Dean P. Freeman Vice President and Chief Financial Officer	2016	$450,000		$987,572	$403,084	$355,400	$97,000	$32,700	$2,325,756

Saber Zain Mahmood President, Specialty Building Materials and Global Operations	2016	$450,000		$987,572	$403,084	$315,000	$63,000	$190,296	$2,408,952

John W. Kapples Vice President, General Counsel and Secretary	2016	$380,000		$592,533	$241,847	$264,200		$21,046	$1,499,626

William J. McCall(1) Vice President and Chief Human Resources Officer	2016	$294,000		$423,233	$172,748	$185,000	$103,000	$18,800	$1,196,781

(1)	Mr. McCall retired as Vice President and Chief Human Resources Officer effective as of January 17, 2017.

Stock Awards (Column E) and Option Awards (Column F). Reflects the aggregate grant date fair value, computed in accordance with Accounting Standards Codification 718 (“ASC 718”), of stock option, restricted stock unit and performance-based stock unit (“PBUs”) awards issued to each of our named executive officers during the 2014, 2015 and 2016 fiscal years, as applicable. Further information regarding the 2016 awards is included in the Fiscal 2016 Grants of Plan-Based Awards Table, the Outstanding Equity Awards at 2016 Fiscal Year-End Table and under “Executive Compensation – Compensation Discussion and Analysis.”

In the case of PBUs, the grant date fair value is based on an estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC 718, excluding the performance conditions. The actual amounts that vest are determined at the end of the three-year performance cycle and are based upon the Company’s cumulative adjusted earnings per share during such performance cycle as compared to a target level of performance established by the Compensation Committee on the grant date. Depending upon whether and the extent to which the performance conditions are met, the number of shares for which the PBUs are settled may range from zero to 200%. The grant date fair value of PBUs included in this column assume target performance. The values of the PBUs at grant date if maximum performance is achieved would be $2,231,726 for Mr. Poling, $694,290 for Mr. Freeman, $694,290 for Mr. Mahmood, $416,561 for Mr. Kapples and $297,543 for Mr. McCall. For purposes of these calculations, we have used the closing price on the grant date, February 25, 2016, which was $17.11.

Amounts in these columns do not correspond to the actual value that may be recognized by the named executive officer, which may be higher or lower based on a number of factors, including the Company’s stock price performance and applicable vesting. For additional information relating to assumptions made in the valuation of current year awards reflected in these columns, see Note 13 (Stock Incentive Plans) to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Non-Equity Incentive Plan Compensation (Column G). Represents annual incentive cash awards paid to the named executive officers under our 2016 Executive Annual Incentive Compensation Plan. For information regarding the calculation of these awards, see “Executive Compensation – Compensation Discussion and Analysis.”

Change in Pension Value and Non-Qualified Deferred Compensation Earnings (Column H). The amounts reported for Messrs. Poling, Freeman, Mahmood and McCall are attributable to an increase in the actuarial present value of their respective accumulated benefit under the GCP Applied Technologies Inc. Retirement Plan for Salaried Employees, which we refer to as our Retirement Plan, and the GCP Applied Technologies Inc. Supplemental Executive Retirement Plan, which we refer to as our SERP, at December 31, 2016, as compared to December 31, 2015. For purposes of determining the actuarial present value of these benefits, the Company assumed retirement at age 62 with benefits payable on a straight life annuity basis and by utilizing assumptions used for financial reporting purposes under generally accepted accounting principles, including a 4.27% discount rate determined as set forth under Note 7 (Pension Plans and Other Postretirement Benefits Plans) to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Of the amount reported, the portion which is attributable to the increase in present value of the accumulated benefit under the Retirement Plan is $169,000 for Mr. Poling, $46,000 for Mr. Freeman, $36,000 for Mr. Mahmood and $60,000 for Mr. McCall and the portion which is attributable to the increase in present value of the accumulated benefit under the SERP is $820,000 for Mr. Poling, $51,000 for Mr. Freeman, $27,000 for Mr. Mahmood and $43,000 for Mr. McCall. As of December 31, 2016, Mr. Kapples had not satisfied the one year of service requirement for participation in the Retirement Plan and SERP and Messrs. Freeman and Mahmood had not satisfied either the five years of service requirement or age 55 requirement for vesting in such plans. For more information, see the 2016 Pension Benefits Table and related narrative.

No named executive officer received preferential or above market earnings on nonqualified deferred compensation.

All Other Compensation (Column I). Represents the aggregate dollar amount for each named executive officer for Company contributions to the GCP Applied Technologies Inc. Savings and Investment Plan, which we refer to as the Savings and Investment Plan, and replacement payments made on amounts earned in excess of certain limits imposed by applicable law and regulations. For Messrs. Poling and Mahmood, also represents the aggregate dollar amount payable in relocation benefits and tax reimbursements attributable to relocation benefits. The following table shows the specific amounts included in Column I of the Summary Compensation Table for fiscal 2016.

ALL OTHER COMPENSATION

Name and Principal Position	Company Contributions to Savings and Investment Plan	Replacement Payments for Savings and Investment Plan	Relocation Benefits	Tax Reimbursements on Relocation Benefits	Total
(A)	(B)	(C)	(D)	(E)	(F)
Gregory E. Poling	$15,900	$62,257	$12,358	$19,387	$109,902
Dean P. Freeman	$15,900	$16,800	──	──	$32,700
Saber Zain Mahmood	$15,900	$10,950	$87,013	$76,433	$190,296
John W. Kapples	$14,146	$6,900	──	──	$21,046
William J. McCall	$11,060	$7,740	──	──	$18,800

Grants of Plan-Based Awards

The following table provides information concerning the annual incentive cash awards and equity incentive awards granted to each of our named executive officers in fiscal 2016.

•	“EAICP” is the annual incentive cash award payable pursuant to our 2016 Executive Annual Incentive Compensation Plan.

•	“PBUs” are restricted stock unit awards subject to performance-based vesting.

•	“RSUs” are restricted stock unit awards subject to time-based vesting.

•	“Options” are nonqualified stock options subject to time-based vesting.

FISCAL 2016 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other Stock Awards: Number of Shares of Stock or Units (#)	All other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Gregory E. Poling
EAICP		$400,000	$800,000	$1,600,000
PBUs	2/25/2016				32,609	65,217	130,434				$1,111,298
RSUs	2/08/2016							87,391			$1,507,495
RSUs	2/25/2016							32,608			$555,640
Options	2/08/2016								151,311	$17.25	$740,415
Options	2/25/2016								114,795	$17.04	$555,225
Dean P. Freeman
EAICP		$157,500	$315,000	$630,000
PBUs	2/25/2016				10,145	20,289	40,578				$345,725
RSUs	2/08/2016							27,188			$468,993
RSUs	2/25/2016							10,144			$172,854
Options	2/08/2016								47,074	$17.25	$230,348
Options	2/25/2016								35,714	$17.04	$172,736
Saber Zain Mahmood
EAICP		$157,500	$315,000	$630,000
PBUs	2/25/2016				10,145	20,289	40,578				$345,725
RSUs	2/08/2016							27,188			$468,993
RSUs	2/25/2016							10,144			$172,854
Options	2/08/2016								47,074	$17.25	$230,348
Options	2/25/2016								35,714	$17.04	$172,736
John W. Kapples
EAICP		$114,000	$228,000	$456,000
PBUs	2/25/2016				6,087	12,173	24,346				$207,428
RSUs	2/08/2016							16,313			$281,399
RSUs	2/25/2016							6,086			$103,705
Options	2/08/2016								28,244	$17.25	$138,207
Options	2/25/2016								21,428	$17.04	$103,640
William J. McCall
EAICP		$88,200	$176,400	$352,800
PBUs	2/25/2016				4,348	8,695	17,390				$148,163
RSUs	2/08/2016							11,652			$200,997
RSUs	2/25/2016							4,347			$74,073
Options	2/08/2016								20,174	$17.25	$98,718
Options	2/25/2016								15,306	$17.04	$74,030
Equity Incentive Plan Awards (Columns F through H). Reflects threshold, target and maximum award amounts for the FY16-FY18 performance cycle pursuant to PBUs issued as part of our fiscal 2016 annual equity awards. The actual amounts, if any, earned by each named executive officer pursuant to such awards are determined by the Committee at the end of the three-year performance cycle and are based upon the Company’s cumulative adjusted earnings per share during fiscal 2016, 2017 and 2018 as compared to a target level of performance for such performance period as established by the Committee on the grant date. At threshold performance, these PBU awards provide for a payout equal to fifty percent (50%) of the target award and at maximum performance, these PBU awards provide for a payout equal to two hundred percent (200%) of the target award. For more information regarding PBUs, see “Executive Compensation – Compensation Discussion and Analysis.”

Stock Awards and Option Awards (Columns I and J). Reflects the number of shares underlying restricted stock unit awards and stock option awards, respectively, that were granted on February 8, 2016 in connection with our separation from Grace and on February 25, 2016 as part of our fiscal 2016 annual equity awards. The restricted stock unit award issued on February 8, 2016 vests in full on the third anniversary of the grant date while the stock option award issued on such date vests one-third annually beginning on the first anniversary of the grant date. The stock option and restricted stock unit awards issued on February 25, 2016 vest one-third annually beginning on the first anniversary of the grant date.

Exercise Price of Option Awards (Column K). The exercise price for option awards is the average of the high and low trading prices of our stock on the grant date.

Grant Date Fair Value (Column L). The grant date fair value is generally the amount that the Company would expense in its financial statements over the award’s service period.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding outstanding stock option awards and unvested restricted stock unit and PBU awards held by each named executive officer as of December 31, 2016. Unless otherwise specified, the market value of outstanding stock awards in the table is calculated by multiplying the number of unvested restricted stock units or PBUs by $26.75, the closing price of our stock on December 30, 2016, which was the last trading day of our 2016 fiscal year.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
Gregory E. Poling	80,560	0(1)	$9.71	6/28/2017	6,711(7)	$179,519	65,217(13)	$1,744,555
	36,686	0(2)	$15.36	5/02/2018	39,009(8)	$1,043,491
	21,442	10,720(3)	$18.58	5/08/2019	87,391(9)	$2,337,709
	65,015	130,030(4)	$19.23	5/07/2020	32,608(10)	$872,264
	0	151,311(5)	$17.25	2/08/2023
	0	114,795(6)	$17.04	2/24/2023
Dean P. Freeman	15,055	30,101(11)	$19.38	9/14/2020	9,033(12)	$241,633	20,289(13)	$542,731
	0	47,074(5)	$17.25	2/08/2023	27,188(9)	$727,279
	0	35,714(6)	$17.04	2/24/2023	10,144(10)	$271,352
Saber Zain Mahmood	0	47,074(5)	$17.25	2/08/2023	10,157(12)	$271,700	20,289(13)	$542,731
	0	35,714(6)	$17.04	2/24/2023	27,188(9)	$727,279
					10,144(10)	$271,352
John W. Kapples	0	28,244(5)	$17.25	2/08/2023	16,313(9)	$436,373	12,173(13)	$325,628
	0	21,428(6)	$17.04	2/24/2023	6,086(10)	$162,801
William J. McCall	3,221	0(1)	$9.71	6/28/2017	671(7)	$17,949	8,695(13)	$232,591
	2,935	0(2)	$15.36	5/02/2018	3,900(8)	$104,325
	2,144	1,072(3)	$18.58	5/08/2019	11,652(9)	$311,691
	6,502	13,002(4)	$19.23	5/07/2020	4,347(10)	$116,282
	0	20,174(5)	$17.25	2/08/2023
	0	15,306(6)	$17.04	2/24/2023
Footnotes

(1)Represents fully vested stock options to purchase GCP stock that were converted upon separation from fully vested options originally granted by W.R. Grace & Co. on June 28, 2012 to purchase W.R. Grace stock.

(2)Represents fully vested stock options to purchase GCP stock that were converted upon separation from partially vested options originally granted by W. R. Grace & Co. on May 2, 2013 to purchase W.R. Grace stock. These options fully vested on May 2, 2016.

(3)Represents partially vested stock options to purchase GCP stock that were converted upon separation from partially vested options originally granted by W.R. Grace & Co. on May 8, 2014 to purchase W.R. Grace stock that vest one-third annually, beginning on the first anniversary of the grant date.

(4)Represents partially vested stock options to purchase GCP stock that were converted upon separation from partially vested options originally granted by W. R. Grace & Co. on May 7, 2015 to purchase W.R. Grace stock that vest one-third annually, beginning on the first anniversary of the grant date.

(5)	Represents stock options for GCP stock granted by us on February 8, 2016 as part of the Leadership Award issued in connection with the separation that vest one-third annually, beginning on the first anniversary of the grant date.

(6)Represents stock options for GCP stock granted by us on February 25, 2016 as part of our fiscal 2016 annual equity awards that vest one-third annually, beginning on the first anniversary of the grant date.

(7)Represents restricted stock unit awards for GCP stock that were converted upon separation from restricted stock awards for W.R. Grace & Co. stock that were granted on May 8, 2014 and that vested in full on February 10, 2017. These awards represent performance-based awards issued by Grace for the 2014 through 2016 performance period that were converted to time-based vested restricted stock unit awards in connection with the separation.

(8)Represents restricted stock unit awards for GCP stock that were converted upon separation from restricted stock unit awards for W.R. Grace & Co. stock that were granted on May 7, 2015 and that vest in full on May 7, 2018.

(9)Represents restricted stock units granted on February 8, 2016 as part of the Leadership Award issued in connection with the separation that vest in full on February 8, 2019.

(10)Represents restricted stock units granted on February 25, 2016 as part of our fiscal 2016 annual equity awards that vest one-third annually, beginning on the first anniversary of the grant date.

(11)Represents stock options for GCP stock that were converted upon separation from stock options for W.R. Grace & Co. stock that were granted on September 14, 2015 to Mr. Freeman in connection with his commencement of employment that vest one-third annually, beginning on the first anniversary of the grant date.

(12)Represents restricted stock units for GCP stock that were converted upon separation from restricted stock unit awards for W.R. Grace & Co. stock that were granted on September 14, 2015 to Mr. Freeman and November 30, 2015 to Mr. Mahmood in connection with their commencement of employment and that vest in full on May 7, 2018 and November 30, 2017, respectively.

(13)Represents PBUs granted on February 25, 2016 that vest after at the end of the FY16-FY18 performance cycle (such performance cycle ends December 31, 2018) only to the extent that the Committee certifies that the applicable performance criteria have been satisfied. The amounts reported in this column are based on achievement of target performance.

Option Exercises and Stock Vested

The following table provides information regarding the number of Company stock options that were exercised by named executive officers during fiscal 2016 and the value realized from the exercise of such awards. The table also provides information regarding the vesting of restricted stock unit awards during fiscal 2016.

FISCAL 2016 OPTION EXERCISES AND STOCK VESTED

Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(A)	(B)	(C)	(D)	(E)
Gregory E. Poling	69,619	$593,402	25,405	$434,680
Dean P. Freeman

Saber Zain Mahmood

John W. Kapples

William J. McCall	3,314	$33,654	407	$40,533

Stock Awards (Columns D and E). For Mr. Poling, includes Company shares received upon the vesting of the PBU award issued by Grace for the fiscal 2013 through fiscal 2015 performance period that was converted to a restricted unit award in connection with the separation and that vested on February 25, 2016. For Mr. McCall, includes cash received upon the vesting of the PBU award issued by Grace for the fiscal 2013 through fiscal 2015 performance period that was converted to a restricted unit award in connection with the separation and that was paid to him in cash as a result of such vesting on February 25, 2016.

PENSION BENEFITS

The following table provides information regarding benefits under the GCP Applied Technologies Inc. Retirement Plan for Salaried Employees, which we refer to as our Retirement Plan, and the GCP Applied Technologies Inc. Supplemental Executive Retirement Plan, which we refer to as our SERP, for our named executive officers.

2016 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service(1) (#)	Present value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year ($)
(A)	(B)	(C)	(D)	(E)
Gregory E. Poling	Retirement Plan	37.42	$1,913,000	—
	SERP	37.42	$6,488,000	—
Dean P. Freeman	Retirement Plan	1.25	$46,000	—
	SERP	1.25	$51,000	—
Saber Zain Mahmood	Retirement Plan	1.08	$36,000	—
	SERP	1.08	$27,000	—
John W. Kapples	Retirement Plan	1.00	—	—
	SERP	1.00	—	—
William J. McCall	Retirement Plan	6.25	$319,000	—
	SERP	6.25	$76,000	—

(1)
Represents the number of years of service credited under the respective plan. Pursuant to the Retirement Plan, employees must attain one year of service prior to participating in the plan and five years of service prior to vesting in plan benefits. The SERP provides benefits only to the extent that benefits are provided by the Retirement Plan.

(2)
Amounts comprise the actuarial present value of the executive officer’s accumulated benefit under the Retirement Plan and SERP as of December 31, 2016, assuming retirement at age 62 with benefits payable on a straight life annuity basis, based on assumptions used for financial reporting purposes under generally accepted accounting principles, including a 4.27% discount rate determined as set forth in Note 7 (Pension Plan and Other Postretirement Benefits Plans) to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. The Retirement Plan and SERP provide for a reduction in benefits to participants who elect early retirement ranging from a 17% reduction for retirement at age 55 to no reduction for retirement at age 62. Although these amounts appears as a lump sum, they are paid generally as an annuity. The amount reported is an accounting value and was not realized by the executive officer in cash during 2016. The amounts for Messrs. Freeman and Mahmood include benefits to which such executive are not currently entitled because such executive has not attained either five years of credited service or age 55 and thus is not vested in such benefits. As of December 31, 2016, Mr. Kapples had met the requisite one year of service prior to participating in the plan but, per plan rules, had not yet begun participating in the plan because the next entry date into the plan occurred after the close of fiscal 2016.

NON-QUALIFIED DEFERRED COMPENSATION

The Company does not sponsor or maintain any non-qualified deferred compensation plan, program or arrangement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Severance Plan. For all named executive officers, severance benefits are payable pursuant to the Severance Plan for Leadership Team Officers of GCP Applied Technologies Inc., which we refer to as our Severance Plan. Under the Severance Plan, benefits are payable to executive officers upon an involuntary termination of employment for any reason other than cause, permanent disability or death. Post-termination benefits consist of:

•	a single lump sum payment equal to the executive officer’s annual base salary as of the executive’s last day of employment (two times annual base salary for the Chief Executive Officer);

•
a single lump sum payment equal to the executive’s target annual incentive cash award for the fiscal year during which such executive’s employment terminates (two times the target annual incentive cash award for the Chief Executive Officer);

•
payment of a pro-rata portion of the executive’s annual incentive cash award for the fiscal year during which such executive’s employment terminates; provided that the executive completed at least three months of employment during such fiscal year; and

•	continuation of medical, dental and vision benefits at active employee rates for a period of up to 24 months.

Upon a termination of employment for cause, executives, including named executive officers, are not eligible for severance benefits under our Severance Plan. For purposes of our Severance Plan, “cause” means engaging in actions that are injurious to the Company (monetarily or otherwise) or conviction of a felony or for any criminal violation involving dishonesty or fraud. The payment of benefits under our Severance Plan is conditioned upon the executive executing a general release in favor of the Company, which includes certain non- competition, non-solicitation and confidentiality provisions, under which the executive agrees not to disclose confidential Company information at any time and not to compete with the Company nor solicit our employees or customers, for a period of two (2) years following termination of employment. We may cancel benefits that are payable or seek to recover benefits previously paid if the executive does not comply with these provisions or violates the release of claims.

Salary Protection Plan. For all named executive officers, benefits in the event of death or disability prior to age 70 are payable pursuant to the GCP Applied Technologies Inc. Executive Salary Protection Plan. In the event of an executive’s death, the Salary Protection Plan provides for a monthly benefit payable over no more than a 10-year period that is equal to the executive’s monthly base salary at the time of death for the first 12 months and half of the executive’s monthly base salary at the time of death for the next 108 months. In the event of an executive’s disability, the Salary Protection Plan provides for a monthly benefit that is equal to the executive’s monthly base salary at the time of disability for the first 12 months and 60% of the executive’s monthly base salary at the time of disability until the executive attains age 65. Payments under the Salary Protection Plan due to an executive’s disability are reduced by the amount of any benefits payable to the executive under the Company’s long-term disability plan, social security disability benefits and, upon attainment of age 62, the amount of any retirement benefits provided under a Company retirement plan. Payments under the Salary Protection Plan are paid in monthly installments in the form of salary continuation payments.

Change in Control Agreements. All named executive officers have entered into a Change in Control Agreement with the Company, which renew automatically on an annual basis unless our Board of Directors elects not to renew them. Severance benefits upon a change in control are payable pursuant to the Change in Control Agreements instead of the Severance Plan. Under the Change in Control Agreements, benefits are payable to executives only if the executive experiences an involuntary termination of employment other than for cause or resigns for good reason within 24 months after a change in control. Post-termination benefits consist of:

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a single lump sum payment equal to three times the executive’s annual base salary as of the date immediately preceding such executive’s last day of employment (subject to reduction if the executive has attained age 62);

•
a single lump sum payment equal to three times the executive’s target annual incentive cash award for the calendar year during which such executive’s employment terminates (subject to reduction if the executive has attained age 62);

•	payment of a pro-rata portion of the executive’s annual incentive cash award for the fiscal year during which such executive’s employment terminates;

•
continuation of medical, dental and vision benefits that are substantially similar to those the executive received under Company benefit plans immediately preceding executive’s last day of employment at active employee rates for a period of up to 24 months; and

•	continuation of benefits that are similar to those the executive received under the Salary Protection Plan for a period of up to 24 months.

The Change in Control Agreements do not provide for any excise tax assistance (i.e., gross-ups) upon a change in control termination. Upon a termination of employment for cause, named executive officers are not eligible for benefits under the Change in Control Agreement. For purposes of the Change in Control Agreement, “cause” means the willful and continued failure to substantially perform duties with the Company after a written demand for substantial performance or willful engaging in conduct which is demonstrably and materially injurious to the Company (monetarily or otherwise).

Payments under the Severance Plan or Change in Control Agreements may be delayed until six months after termination of employment if necessary to comply with Internal Revenue Code Section 409A.

Equity Awards. The terms of equity awards issued to named executive officers by Grace prior to our separation, which we refer as Grace Awards, by us upon our separation, which we refer to as Leadership Awards, and by us as part of our fiscal 2016 annual equity award, which we refer to as 2016 Awards, provide for vesting upon a change in control under the circumstances described below.

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Death or Disability. The terms of 2016 Awards do not provide for additional vesting upon an executive’s death or disability. The terms of Grace Awards and Leadership Awards issued as restricted stock units provide for pro-rata vesting upon an executive’s termination of employment due to death or disability based on the number of whole months that have elapsed from the grant date through the executive’s termination of employment date.

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Retirement. The terms of the 2016 Awards do not provide for additional vesting upon an executive’s retirement. The terms of Grace Awards and Leadership Awards provide for additional vesting upon an executive’s retirement under the circumstances described below. For purposes of Grace Awards and Leadership Awards that were issued as stock options, retirement occurs where an executive terminates employment after attaining age 55, provided that the executive has held the award through at least the first anniversary of the grant date. For purposes of Grace Awards and Leadership Awards that were issued as restricted stock units, retirement occurs where an executive terminates employment on or after attaining age
62. Executives who retire for purposes of the stock option award continue to vest in the stock option award pursuant to the original vesting schedule while executives who retire for purposes of the restricted stock unit awards that are eligible for retirement treatment receive a pro-rated number of restricted stock units subject to the award based on the number of whole months that have elapsed from the grant date through the executive’s retirement date. As of the end of fiscal 2016, Messrs. Poling and McCall satisfied the requirements for retirement treatment pursuant to applicable option awards while only Mr. McCall satisfied the requirements for retirement treatment pursuant to applicable restricted stock unit awards.

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Change in Control. The terms of Grace Awards issued as stock options and Leadership Awards (that is, legacy awards granted prior to, or in connection with, the separation) provide for full vesting of such awards upon a change in control. The terms of Grace Awards issued as restricted stock units provide for full vesting of such awards upon an involuntary termination of employment after a change in control. The terms of the 2016 Awards provide for full vesting of such awards upon a change in control only if a replacement award is not issued to the award holder. For this purpose, a replacement award is an equity award of the same type as the replaced award that has a value equal to that of the replaced award and that contains terms relating to vesting that are substantially identical to those of the replaced award and other terms and conditions that are no less favorable than the terms and conditions of the replaced award.

Other Termination Provisions. The terms of the Executive Annual Incentive Compensation Plan provide that an executive is entitled to a pro-rated annual incentive cash award based on the number of whole months that the executive officer was employed by the Company during the fiscal year upon death, disability, retirement or involuntary termination of employment (other than for cause); however, the executive must have been employed for at least the first three months of the fiscal year for this provision to apply. For this purpose, retirement occurs where an executive terminates employment after attaining age 55. As of the end of fiscal 2016, Messrs. Poling,

McCall and Kapples had satisfied the requirements for retirement treatment under the Executive Annual Incentive Compensation Plan.

The table below reflects the amount of compensation that would become payable to each of our named executive officers under existing plans or agreements, whether issued by Grace or the Company, if the named executive officer’s employment had terminated on December 31, 2016, the last day of our 2016 fiscal year, given the named executive’s age and service levels as of such date and, if applicable, based on our closing stock price as of December 30, 2016 (the last trading day of our 2016 fiscal year), which was $26.75. These benefits are in addition to benefits available prior to the occurrence of any termination of employment, including under then- exercisable stock options, and benefits available generally to salaried employees, such as benefits under tax- qualified retirement plans or excess benefit plans (i.e., the SERP).

The actual amounts that would be paid upon a named executive officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Due to a number of factors that may affect the amount of any benefits provided upon the events discussed below, actual amounts paid or distributed may be higher or lower than indicated in the table. Factors that could affect these amounts include the timing during the year of any such event, our stock price, the executive’s age and years of service, the attained level of performance for PBUs, and any additional agreements or arrangements we may enter into in connection with any change in control or termination of employment.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Name and Termination Scenario	Cash Severance	Bonus	Option Awards	Stock Awards	Salary Protection Plan	Welfare Benefits and Outplacement	Total
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
Gregory E. Poling
Involuntary Termination (other than for cause)	$3,200,000	$800,000	—	—	—	$36,528	$4,036,528
Death	—	$800,000	—	$1,207,610	$1,600,032	—	$3,607,642
Disability	—	$800,000	—	$1,207,610	$1,920,000	—	$3,927,610
Retirement	—	$800,000	$1,065,409	—	—	—	$1,865,409
Change in Control Termination	$4,800,000	$800,000	$3,617,524	5,998,0202	—	$36,528	$15,252,072
Dean P. Freeman
Involuntary Termination (other than for cause)	$765,000	$315,000	—	—	—	$36,528	$1,116,528
Death	—	$315,000	—	$305,125	$2,025,000	—	$2,645,125
Disability	—	$315,000	—	$305,125	$2,430,000	—	$3,050,125
Retirement	—	—	—	—	—	—	—
Change in Control Termination	$2,295,000	$315,000	$1,015,831	$1,782,995	—	$36,528	$5,445,354
Saber Zain Mahmood
Involuntary Termination (other than for cause)	$765,000	$315,000	—	—	—	$36,528	$1,116,528
Death	—	$315,000	—	$304,168	$2,025,000	—	$2,644,168
Disability	—	$315,000	—	$304,168	$2,430,000	—	$3,049,168
Retirement	—	—	—	—	—	—	—
Change in Control Termination	$2,295,000	$315,000	$793,986	$1,813,062	—	$36,528	$5,253,576
John W. Kapples
Involuntary Termination (other than for cause)	$608,000	$228,000	—	—	—	$36,528	$872,528
Death	—	$228,000	—	$122,185	$1,330,056	—	$1,680,241
Disability	—	$228,000	—	$122,185	$1,596,000	—	$1,946,185
Retirement	—	$228,000	—	—	—	—	$228,000
Change in Control Termination	$1,824,000	$228,000	$476,384	$924,775	—	$36,528	$3,489,687
William J. McCall
Involuntary Termination (other than for cause)	$470,400	$176,400	—	—	—	$36,528	$683,328
Death	—	$176,400	—	$142,567	$588,000	—	$906,967
Disability	—	$176,400	—	$142,567	$705,600	—	$1,024,567
Retirement	—	$176,400	$106,535	$142,567	—	—	$425,502
Change in Control Termination	$1,176,000	$176,400	$446,810	$764,891	—	$36,528	$2,600,629

Cash Severance (Column B)

Involuntary Termination (other than for cause). Represents a single lump sum payment of the named executive officer’s annual base salary (two times the annual base salary for Mr. Poling), as of December 31, 2016, plus an amount equal to the target annual incentive cash awards for the respective executive officer (two times the target annual incentive cash award for Mr. Poling).

Change in Control Termination. Represents a lump sum payment equal to three times (a) the named executive officer’s annual base salary as of December 31, 2016; plus (b) the named executive officer’s target annual incentive cash award for the 2016 fiscal year.

Bonus (Column C)

Represents the pro-rata payment of the annual incentive cash award based on the number of whole months (or days in the Change in Control Termination scenario) that the named executive officer was employed by the Company during the fiscal year. Because we have assumed that the applicable termination of employment occurred on the last day of our 2016 fiscal year, the amounts reported in Column C for this scenario represent the full annual incentive cash award payable to each executive for fiscal 2016. Messrs. Poling, McCall and Kapples satisfied the requirements for retirement pursuant to the Executive Annual Incentive Compensation Plan (attainment of age 55) and are therefore entitled to a pro-rata payment of the annual incentive cash award had either named executive officer voluntarily terminated employment on December 31, 2016. Because we have assumed that retirement occurred on the last day of our 2016 fiscal year, the amounts reported in Column C under the “Retirement” scenario represent the full annual incentive cash award payable to Messrs. Poling, McCall and Kapples.

Option Awards (Column D)

Retirement. The amounts reported in Column D for this scenario represent the value attributable to option awards that would have continued to vest according to their original vesting schedule had Messrs. Poling and McCall voluntarily terminated employment on December 31, 2016.

Change in Control Termination. The amounts reported for this scenario represent the value that would have been attained upon the full vesting of all unvested options held by the named executive officer as of December 31, 2016, assuming that a replacement award for the 2016 Award was not granted in connection with a change in control. Of the amount reported, the following represents the value of legacy unvested stock options that were Grace Awards or Leadership Awards that were issued prior to, or in connection with, the Separation and that would have become fully vested upon a change in control on December 31, 2016, whether or not replacement awards were granted or a subsequent termination of the executive’s employment had occurred in connection with a change in control: $2,502,864 for Mr. Poling, $669,048 for Mr. Freeman, $447,203 for Mr. Mahmood, $268,318 for Mr. Kapples and $298,188 for Mr. McCall.

Stock Awards (Column E)

Death/Disability. The amounts reported for this scenario represent the pro-rata vesting of unvested restricted stock units held by each named executive officer on December 31, 2016 which would have become vested upon the executive’s death or disability.

Retirement. The amount reported for this scenario for Mr. McCall who, as of December 31, 2016, satisfied the requirements for retirement under the Grace Awards and Leadership Awards, represents the pro-rata vesting of unvested restricted stock units held by Mr. McCall on December 31, 2016, which would have become vested upon his retirement.

Change in Control Termination. The amounts reported for this scenario represent the value that would have been attained upon the full vesting of all unvested restricted stock unit awards held by the named executive officer as of December 31, 2016, assuming that a replacement award for the 2016 Award was not granted in connection with a change in control and that the executive experienced an involuntary termination of employment concurrently with the change in control. Of the amount reported, the following represents the value of legacy unvested restricted stock units issued in connection with the Separation as part of the Leadership Award that would have become fully vested upon a change in control on December 31, 2016, whether or not replacement awards were granted or a subsequent termination of the executive’s employment had occurred in connection with a change in control: $2,337,710 for Mr. Poling, $727,279 for Mr. Freeman, $727,279 for Mr. Mahmood, $436,373 for Mr. Kapples and $311,691 for Mr. McCall. For purposes of this scenario, amounts attributable to the 2016 Awards that were issued as PBUs are based on the number of shares that would have vested based on achievement of target performance.

Welfare Benefits and Outplacement Services (Column G)

Represents the employer portion of the premium paid on behalf of the named executive officer for continued coverage under the Company’s medical, dental and vision plans during the applicable severance period. Amounts are based on actual rates determined by the Company for the 2017 calendar year.

PROPOSAL THREE:
APPROVAL OF THE AMENDED AND RESTATED
GCP APPLIED TECHNOLOGIES INC. EQUITY AND INCENTIVE PLAN

General

You are being asked to approve the amended and restated GCP Applied Technologies Inc. Equity and Incentive Plan (the “Plan”). The Plan was adopted as the GCP Applied Technologies Inc. 2016 Stock Incentive Plan by our Board of Directors on January 12, 2016, and our sole shareholder, W.R. Grace & Co. – Conn, approved the adoption of the Plan also on January 12, 2016. On February 28, 2017, our Board of Directors approved the amendment and restatement of the Plan, subject to shareholder approval. We are seeking stockholder approval in order to qualify annual performance bonus awards and long-term performance awards payable to our executive officers and other key employees under the Plan for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The amendment and restatement also increases the number of shares available for issuance under the Plan by 8,000,000 million shares. The Plan, as amended and restated, updates share counting rules and the fungible share ratio for full value awards, which, as described further below, decreases the number of shares available for grant by a margin of 2.22 per share issued and increases the number of shares available for grant by a margin of 2.22 per share subject to an award that expires, is settled in cash, or is forfeited, canceled or terminated.

If the amended and restated Plan is approved by shareholders, the maximum number of shares authorized for issuance pursuant to future awards under the Plan will be the number of shares authorized for issuance pursuant to future awards at the time shareholder approval is obtained plus 8,000,000 million. As of March 1, 2017, after giving effect to the issuance of our 2017 equity awards, the Plan had 637,433shares available for issuance.

Set forth below is information regarding options, restricted units and performance units granted under the Plan and outstanding as of December 31, 2016; (as of December 31, 2016, the Plan had 1,637,301 shares available for issuance):

Shares to be issued upon exercise of outstanding options	2,122,000
Weighted average exercise price of outstanding options	$16.92
Weighted average contractual term of outstanding options years	3.57 years
Shares to be issued upon settlement of outstanding restricted units and performance units	2,055,000
Total shares subject to outstanding Plan awards	4,177,000

Rationale for and Reasons Why the Board Recommends Voting for the Proposed Amendment and Restatement

The Company is seeking shareholder approval of the amended and restated Plan because of the increase in the number of shares available for issuance, in order to comply with the listing rules of the New York Stock Exchange and to preserve the exemption for certain awards from the application of the deduction limitations of Code Section 162(m), as described further below. Additionally, based on current projections, without increasing the number of shares available for issuance under the Plan, the Company will be unable to grant equity awards to employees after the issuance of our 2017 fiscal year annual equity awards.

In evaluating the Company’s request to increase the number of shares available for issuance under the Plan, the Compensation Committee of the Board of Directors (the “Committee”) considered the number of shares required to make annual equity awards at levels consistent with our expected practice going forward as a stand-alone publicly traded company as well as market conditions and the impact that the additional shares requested will have on the Company’s dilution and overhang ratios. After concluding its evaluation, the Committee recommended to the Board the amended and restated Plan, including the increase in the number of shares available for issuance, which the Board adopted and approved for inclusion in this Proxy Statement.

To assess the number of shares required to make equity awards consistent with anticipated practice going forward and market conditions, the Committee reviewed the number of shares underlying equity awards previously issued from the Plan as well as a forward-looking projection of the number of shares underlying equity awards that currently are anticipated to be granted from the Plan during the 2018 through 2022 fiscal years. The forward-looking projection developed a range of share utilization where the lower range assumed factors that would result in less shares being issued from the Plan (e.g., higher share price and lower payout for performance based awards) and the higher range assumed factors that would result in more shares being issued from the Plan (e.g., lower share price and maximum payout for performance based awards). The forward-looking projection assumes that the Company issues annual equity awards that are commensurate with the 2017 fiscal year grants and includes the following additional assumptions, which were based on a reasonable estimate or anticipation for a future event or value: (i) a five percent (5%) (for the lower range) or seven percent (7%) (for the higher range) increase each year in the number of shares issued from the Plan to reflect anticipated market-based adjustments (i.e., compensation increases and changes in long-term incentive grant practices) as well as organic and acquisitive growth in key employees; (ii) usage of a fungible share ratio of 2.22 for full value shares being issued from or returned to the pool of shares that are available for issuance; (iii) a share price of $27.00 (for the lower range) or $24.00 (for the higher range) per share; and (iv) that performance based units would pay out at the target performance level for the lower range or maximum performance level for the higher range. This forward-looking projection indicated that anticipated future equity awards would reduce the number of shares available for issuance under the plan by an average of approximately 1,145,000 shares for the lower range or 1,670,000 shares for the higher range each year for fiscal years 2018 through 2022. Accordingly, the Company has estimated that its request for an additional 8,000,000 million shares, which is near the higher range but between the lower and higher ranges, will be sufficient to continue to grant annual and off-cycle equity awards that are commensurate with anticipated grant levels for five fiscal year equity award cycles.

For the reasons noted above, the Board of Directors recommends that you vote for the approval of the amended and restated Plan.

Material Terms of the Amended and Restated Plan

Purpose. The Plan is designed to assist in the recruitment and retention of directors and key employees, provide incentives to such individuals in consideration of their services to the Company, promote the growth and success of our business by aligning the interests of such individuals with those of our shareholders, and provide such individuals with an opportunity to participate in the Company’s growth and financial success. Replenishing the number of shares available for issuance under the Plan will enable the Company to continue to attract, retain and motivate qualified employees and directors.

The following description of the material terms of the Plan, as proposed to be amended and restated, is qualified in its entirety by the terms of the amended and restated document, which is attached hereto as Appendix A.
Governance Features. The following features of the Plan reinforce the Company’s commitment to integrity and the highest standards of ethical conduct and illustrate our commitment to good corporate governance:

Minimum Vesting Period. The Plan requires that all equity awards issued to employees include a minimum vesting period of one year from the applicable grant date.

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Recoupment. The Plan provides that the Company is entitled to recoup certain amounts received by award recipients in circumstances where the Company is required to prepare a material negative accounting restatement as a result of the recipient’s knowing engagement or gross negligence in misconduct that required the preparation of such restatement.

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Holding Requirement. The Plan requires that award recipients who are subject to the Company’s share ownership guidelines hold shares received upon the vesting or exercise of awards granted pursuant to the Plan for at least one year, except if such recipient has satisfied the applicable share ownership guidelines.

•	No “in-the-money” Options. The Plan prohibits the grant of stock options or stock appreciation rights with an exercise price that is less than 100% of the fair market value of the Company’s shares.

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No Repricing or Replacement of Options. The Plan prohibits, without shareholder approval, (1) the amendment of an option or stock appreciation right to reduce the exercise price; and (2) the cancellation of an option or stock appreciation right in exchange for cash, a replacement option or stock appreciation right that has a lower exercise price than the replaced option or stock appreciation right, or any other award.

•	No Dividend Equivalents Paid on Unvested Awards. Dividends and dividend equivalents may be credited to an account established for a participant relating to underlying restricted stock or restricted unit awards, but unless and until those underlying awards become vested, no dividends or dividend equivalents will be paid in advance of vesting.

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Share Counting Rules. The total number of shares available under the Plan shall be reduced by 2.22 shares for each share subject to an award of restricted stock, restricted units, performance units or annual bonus paid out in shares.

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No Single Trigger Vesting on Change in Control. The Plan’s default vesting provisions provide for double trigger vesting on certain terminations of employment following a Change in Control if equity awards are assumed by an acquiror and replacement awards have been issued.

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Forfeiture on Termination for Cause. Directors and employees who are terminated for cause forfeit all existing awards and employees who are terminated for cause also are required to deliver to the Company any profits realized on equity awards that vested or were exercised during the six (6) month period prior to their employment termination date.

•	No Material Amendments without Shareholder Approval. Any material amendment to the Plan requires shareholder approval before it can become effective.

Plan Administration. The Plan is administered by the Committee. The Committee or, to the extent required by applicable law, the Board of Directors, has broad discretion and authority under the Plan including the authority to:

•	interpret and administer the plan;

•	select employees to receive awards and determine the form of awards, the number of shares subject to an award, and the terms and conditions of each award;

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waive or amend any terms, conditions, restrictions or limitations on an award and/or vest awards upon a participant’s termination of employment, except that the Plan’s minimum vesting requirement (as set forth above) and prohibition on the repricing of stock options and stock appreciation rights cannot be waived; and

•	delegate its duties and appoint agents to help administer the Plan.

Eligibility. Each of our approximately 2,900 employees providing services to us or any of our affiliates who is selected by the Committee or its delegate, is eligible to receive an award under the Plan. Each of our non- employee Directors is eligible to receive an award under the Plan. As of December 31, 2016, approximately forty- eight (48) employees and officers held outstanding equity awards that had been granted under the Plan.

Share Counting Rules. When shares are issued pursuant to a grant of full value awards, i.e., restricted stock, restricted units, deferred stock units, performance units or as payment of an annual performance bonus or other stock-based awards (which are awards other than stock options, stock appreciation rights, annual performance bonuses or long-term performance awards), the total number of shares remaining available for grant is decreased by a margin of 2.22 per share issued; under the Plan before this amendment and restatement, we decreased the number of shares available for issuance by a margin of 3 per share issued pursuant to a full value award. In determining the number of shares that remain available under the Plan, shares related to awards paid in cash do not count against the share limit. In addition, shares of restricted stock that are returned to us upon a participant’s termination of employment or, if applicable, a director’s termination of directorship and shares related to awards that are settled in cash, expire or are forfeited or canceled, or terminate for any other reason without issuance of shares, are added back to the share limit at a rate of 2.22 shares per each share subject to the cash-settled, expired, forfeited, canceled or terminated award. Any shares issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of an acquired company by us or a combination of our company with another company will not be deducted from the share limit. However, shares tendered or withheld to pay the exercise price or withholding taxes relating to an award and shares purchased by the Company using option proceeds will not again be available for issuance under the Plan.

Stock Options and Stock Appreciation Rights. Stock options awarded under the Plan may be in the form of nonqualified stock options or incentive stock options or a combination of the two. Stock appreciation rights may be awarded either alone or in tandem with stock options. Stock appreciation rights will be paid in cash or shares or a combination of cash and shares, as determined by the Committee. Unless otherwise determined by the Committee or as required by law, stock options and stock appreciation rights granted under the Plan are subject to the following terms and conditions:

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Exercise Price. The Committee will set the exercise price at the time of grant, which will be no less than the fair market value of a share as of the grant date. Under the Plan, fair market value is the mean between the high and low sales price of a Company share for awards issued prior to the amendment and restatement and the closing price of a Company share for awards issued on and after the amendment and restatement as reported on the New York Stock Exchange on the date for which fair market value is being determined which, in the case of establishing the exercise price of an option, is the grant date.

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No Repricing. The exercise price may not be decreased after the grant date, other than in connection with required adjustments such as recapitalizations, unless our shareholders specifically approve the repricing.

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Vesting. Subject to the minimum one-year vesting period, stock options and stock appreciation rights will vest at such time and in such manner as determined by the Committee at the time of grant. Unless otherwise provided in the award certificate, stock options and stock appreciation rights will immediately vest upon the retirement, death or disability of a participant. For vesting provisions that may apply to these awards upon a change in control, see the “Change in Control” paragraph below. Unless otherwise provided in the award certificate, stock options and stock appreciation rights will vest on a pro rata basis where the participant’s termination of employment is the result of a divestiture or outsourcing agreement. Upon a termination of employment for any other reason, any unvested stock options or stock appreciation rights will be forfeited.

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Post-Termination Exercise. Unless the Committee provides otherwise in the award certificate and except in circumstances described in the “Vesting” paragraph above, stock options and stock appreciation rights that have not vested as of the date of a participant’s termination of employment will be forfeited. Subject to the terms of the applicable award certificate, any vested stock option or stock appreciation right that has not already been exercised will remain exercisable for a period of ninety (90) days upon a voluntary or involuntary termination of employment, one (1) year upon a termination of employment due to divestiture or outsourcing agreement, or three (3) years upon a termination of employment due to retirement, death or disability or in connection with a change in control as described in the “Change in Control” paragraph below.

Performance-Based Awards. The Plan provides for performance-based awards in the form of annual performance bonuses that may be granted in the form of cash or shares and long-term performance awards in the form of restricted stock awards, performance-based restricted units or performance units that may be paid in cash or shares. The Committee, in its discretion, will fix the amount, terms and conditions of annual performance bonuses and long term performance awards, subject to the following:

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Performance Cycles. Unless the Committee determines otherwise, annual performance bonuses will be awarded in connection with a 12-month performance cycle, which will coincide with our fiscal year. Long- term performance awards will be awarded in connection with a performance cycle that will be no shorter than twelve (12) months and no longer than five (5) years. The annual performance bonus amount and the number of shares or units that are earned will be determined by the level of performance attained in relation to the applicable performance measures, as certified by the Committee following completion of the performance period.

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Target Awards and Award Criteria. The Committee will set a target amount or target number of shares or units within ninety (90) days after the start of a performance cycle for each participant receiving an annual performance bonus and within the time prescribed by Code Section 162(m) for establishing performance-based compensation for each participant receiving a long-term performance award. At that time, the Committee will also establish criteria for these awards, including the minimum level of performance that must be attained before any annual performance bonuses and long-term performance award will be paid or vest and the annual performance bonus amounts and the number of shares or units that will become payable upon attainment of various levels of performance. The Committee may select as the performance measure(s) any operating and maintenance expense targets or financial goals (including targets or goals with adjustments) as interpreted by the Committee, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and/or that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies and are measured during the performance cycle, provided that, as to an annual performance bonus or long-term performance award granted to a key employee (which is defined in the Plan as being a “covered employee” for purposes of Code Section 162(m)), performance measures are limited to the following criteria and with respect to such awards granted to an employee other than a key employee, performance measures may include, but not be limited to the following: (a) cash flow (including adjusted cash flow/adjusted free cash flow), (b) earnings per share (including adjusted earnings per share), (c) earnings before interest, taxes, depreciation and amortization (including net income adjusted for none, all or any combination of interest, taxes, depreciation and amortization), (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship targets, (v) inventory, (w) customer satisfaction, (x) days sales outstanding, (y) days payable outstanding, or (z) working capital. Financial performance measures may take into account such adjustments as the Committee may specify, including the exclusion of unusual or infrequently occurring items; provided, however, that such adjustments shall not impact a key employee unless the Committee determines to make such adjustments no later than ninety (90) days after the commencement of the applicable performance cycle.

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Dividends and Dividend Equivalents. Dividends paid on shares are withheld and deferred in the participant’s account. In the event of a payment of dividends on shares, the Committee may credit long-term performance awards with dividend equivalent units, which shall be withheld and deferred in the participant’s account or credited in the form of additional share units. The Company currently does not pay dividends. Accordingly, none of the awards issued by the Committee are credited with dividend equivalent units.

Restricted Stock, Restricted Units, and Deferred Stock Units. Restricted stock, restricted units, and deferred stock units may be awarded under the Plan to any employee selected by the Committee. Restricted units and deferred stock units may be settled in shares or cash. The Committee has the discretion to fix the terms and conditions applicable to awards of restricted stock, restricted units and deferred stock units, subject to the following:

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Vesting. Subject to the minimum one-year vesting period, restricted stock, restricted unit or deferred stock unit awards will vest at such time and in the manner as determined at the time of grant by the Committee. Unless otherwise provided in the award certificate, restrictions on restricted stock, restricted unit or deferred stock unit awards will lapse and such awards shall vest upon the retirement, death or disability of a participant. For vesting provisions that may apply to these awards upon a change in control, see the “Change in Control” paragraph below. Unless otherwise provided in the award certificate, restricted stock, restricted unit or deferred stock unit awards shall vest on a pro rata basis where the participant’s termination of employment is the result of a divestiture or outsourcing agreement. Upon a termination of employment for any other reason, any unvested restricted units, deferred stock units or shares of restricted stock will be forfeited.

•
Dividends and Dividend Equivalents. Dividends paid on shares are withheld and deferred in the participant’s account. In the event of a payment of dividends on shares, the Committee may credit restricted units and deferred stock units with dividend equivalent units, which shall be withheld and deferred in the participant’s account or credited in the form of additional share units. Any accrued dividends and dividend equivalents will not be paid unless and until the underlying awards to which they relate become vested. The Company currently does not pay dividends. Accordingly, none of the awards issued by the Committee are credited with dividends or dividend equivalent units.

Director Awards. The Committee has the exclusive authority to issue awards to Directors, which may consist of, but not be limited to, restricted stock, restricted units, deferred stock units, stock options, stock appreciation rights, or other stock-based awards. Each director award is governed by an award certificate that is approved by the Committee. Under the Plan, as amended and restated, the maximum grant date fair value for director award(s) that may be issued to any one Director during a Company fiscal year is limited to five hundred thousand dollars ($500,000) (U.S.).

Other Stock-Based Awards. The Committee may grant other stock-based awards under the Plan that consist of, or are denominated in, cash or shares. These awards may include phantom or hypothetical shares. The Committee has broad discretion to determine the terms and conditions that will apply to other stock-based awards. Subject to the minimum one-year vesting period, Other Stock-Based Awards (as defined in Section 4.6 of the Plan) will vest at such time and in the manner as determined at the time of grant by the Committee. Unless otherwise provided in the award certificate, restrictions on other stock-stock based awards shall vest upon the retirement, death or disability of a participant. For vesting provisions that may apply to these awards upon a change in control, see the “Change in Control” paragraph below. Unless otherwise provided in the award certificate, other stock-based awards shall vest on a pro rata basis where the participant’s termination of employment is the result of a divestiture or outsourcing agreement. Upon a termination of employment for any other reason, any unvested other stock-based award will be forfeited.

Substitute Awards. The Committee may make awards to grantees of an acquired company through the assumption of, or in substitution for, outstanding stock-based awards previously granted to the grantees. The assumed or substituted awards will be subject to the terms and conditions of the original awards made by the acquired company, with any adjustments that the Committee considers necessary to comply with applicable law or appropriate to give effect to the relevant provisions of any agreement for the acquisition of the acquired company.

Adjustments. The kind or maximum number of shares available for issuance under the Plan, the individual and aggregate maximums that may be issued under each form of award, the number of shares underlying outstanding awards and the exercise price applicable to outstanding stock options and stock appreciation rights shall be appropriately adjusted by the Committee upon any stock split, reverse stock split, dividend or other distribution, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of shares or other securities, or similar corporate transaction or event, to prevent dilution or enlargement of the benefits intended to be made available under the Plan.

Change in Control. All outstanding stock options and stock appreciation rights will become exercisable and all outstanding restricted stock, restricted units, deferred stock units and other stock-based awards (excluding long-term performance awards, the treatment of which is described below) will vest if and only if (1) there is a change in control and (2) either the acquirer does not issue a replacement award or within two (2) years after the change of control a participant is involuntarily terminated without cause or resigns for good reason. Each participant who has been granted an annual performance bonus that is outstanding as of the date of a change in control will be deemed to have achieved a level of performance, as of the change in control, that would cause all of the participant’s target amount to become payable, unless the successor entity maintains the annual performance plan following the change in control and the actual level of performance achieved would result in an annual performance bonus that exceeds the participant’s target amount, in which case bonuses based on actual performance shall be paid. Each participant who has been granted a long-term performance award that is outstanding as of the date of a change in control, who is entitled to additional vesting as described above shall become vested in a pro-rata portion of each such long-term performance award based on the actual performance level achieved as of the change in control or, in the event an acquirer issues a replacement award and within two
(2)years after the change in control a participant involuntarily terminates employment without cause or resigns for good reason, as of the last day of the applicable performance period.

Restrictions on Transfer of Awards. No award issued under the Plan may be alienated, anticipated, sold, sold, assigned, pledged, encumbered or transferred, except that (a) awards may be transferred by will or by the laws of descent or distribution; (b) unless the award certificate provides otherwise, stock options may be transferred to a family member without consideration; and (c) restricted stock may be freely transferable after the restrictions lapse or are satisfied and the shares are delivered. For this purpose, a family member includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father- in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the participant, including adoptive relationships, any person sharing the participant’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than 50% of the voting interests.

Amendment and Termination. The Plan may be amended or terminated by our Board of Directors at any time without shareholder approval, except that any material revision to the terms of the Plan requires shareholder approval before it can be effective. A revision is “material” for this purpose if it materially increases the number of shares that may be issued under the Plan, other than an increase pursuant to an “adjustment” as described above, materially expands the class of persons eligible to receive awards, materially extends the term of the Plan, reduces the exercise price at which stock options or stock appreciation rights may be granted, reduces the exercise price of outstanding stock options or stock appreciation rights, results in the replacement of outstanding stock options or stock appreciation rights with cash, stock options or stock appreciation rights that have a lower exercise price, or any other awards, or is otherwise an amendment requiring shareholder approval pursuant to any law or the rules of any exchange on which the Company’s shares are listed for trading. If not earlier terminated and if the Plan receives shareholder approval at the Company’s 2017 Annual Shareholders’ Meeting to be held on May 4, 2017, the Plan will terminate on February 27, 2027 (the day before the tenth anniversary of the adoption by the Board of Directors of the amendment and restatement of the Plan). No awards may be granted under the Plan after it is terminated, but any previously granted awards will remain in effect until they expire.

Recoupment. The Plan provides that, if (i) the Company is required to prepare a material negative accounting restatement due to the noncompliance of the Company with any financial reporting requirements as a result of misconduct and (ii) the Committee determines that a participant knowingly engaged in the misconduct or was grossly negligent or knowingly or grossly failed to prevent the misconduct, the Company may require that the participant pay to the Company an amount up to (A) the value of any shares held by the participant as of the date the Committee requires the repayment and that the participant obtained, pursuant to an award issued under the Plan, within three (3) years after the first public filing of the financial document requiring restatement plus (B) the proceeds received by the participant, pursuant to an award issued under the Plan, within three (3) years after the first public filing of the financial document requiring restatement, less any amounts paid by the participant for such proceeds plus (C) any cash proceeds received by the participant, upon the settlement of an award issued under the Plan, within three (3) years after the first public filing of the financial document requirement restatement. The Committee has sole discretion to determine whether to pursue recoupment, including the amount to be recouped, and is entitled to pursue any other remedies available to the Company, whether in addition to, or in lieu of, this recoupment.

Holding Period. The Plan prohibits participants who are subject to the Company’s share ownership guidelines, which include directors and executive officers, from selling, transferring or otherwise alienating shares received upon the vesting or exercise of awards granted pursuant to the Plan until the earlier of (i) the first anniversary of the date that the participant acquired such shares or (ii) the date that the participant satisfies the applicable share ownership guidelines. This requirement does not apply to shares withheld by the Company or surrendered by the participant to pay applicable tax withholdings or the exercise price of a stock option or stock appreciation right.

Code Section 162(m). Code Section 162(m) generally limits a company’s annual deduction for compensation in excess of $1 million paid to certain executive officers (these executive officers are referred to in the Plan as “key employees”). Compensation paid to key employees is not subject to the deduction limitation, however, if it is considered “qualified performance-based compensation” within the meaning of Code Section 162(m). Awards of stock options, stock appreciation rights, annual performance bonuses, performance units, performance-based restricted units and performance-based restricted stock under the Plan can, but are not required to, satisfy this standard under Code Section 162(m).

Summary of Federal Income Tax Consequences of Awards

The following is a brief summary of the principal United States federal income tax consequences of the grant, exercise and disposition of stock options, stock appreciation rights, restricted stock, restricted units and deferred stock units under the Plan, based on advice received from our counsel regarding current U.S. federal income tax laws. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Because the federal income tax rules governing awards and related payments are complex, subject to frequent change, and depend on individual circumstances, participants should consult their tax advisors before exercising options or other awards or disposing of stock acquired pursuant to awards.

Nonqualified Stock Options and Stock Appreciation Rights. A participant will not recognize any income at the time a nonqualified stock option or stock appreciation right is granted, nor will we be entitled to a deduction at that time. When a nonqualified stock option is exercised, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares received as of the date of exercise over the exercise price. When a stock appreciation right is exercised, the participant will recognize ordinary income in an amount equal to the cash received or, if the stock appreciation right is paid in shares, the fair market value of the shares received as of the date of exercise. Payroll taxes are required to be withheld from the participant on the amount of ordinary income recognized by the participant. We generally will be entitled to a tax deduction with respect to a nonqualified stock option or stock appreciation right at the same time and in the same amount as the participant recognizes income. The participant’s subsequent sale of shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the exercise price the participant paid for the shares plus the ordinary income the participant recognized with respect to the shares, and these capital gains will be taxable as long- term capital gains if the participant held the shares for more than one year following exercise.
Incentive Stock Options. A participant will not recognize any income at the time an incentive stock option (“ISO”) is granted. Nor will a participant recognize any income at the time an ISO is exercised. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be a preference item that could create liability under the alternative minimum tax. If a participant disposes of shares acquired on exercise of an ISO after the later of two (2) years after the date of grant of the ISO or one year after the date of exercise of the ISO (the “holding period”), the gain, if any, will be long-term capital gain eligible for favorable tax rates. If the participant disposes of such shares before the end of the holding period, the participant generally will recognize ordinary income in the year of the disposition equal to the excess of the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount received for the shares, over the exercise price paid. The balance of the gain or loss, if any, will be short- or long-term capital gain or loss, depending on how long the shares were held by the participant prior to disposition. We are not entitled to a deduction as a result of the grant or exercise of an ISO unless a participant recognizes ordinary income as a result of a disposition, in which case we will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date (less any amount paid for the shares) and the Company will be allowed a corresponding federal income tax deduction. The participant’s subsequent sale of the shares will give rise to capital gain or loss equal to the difference between the sale price and the ordinary income the participant recognized with respect to the shares, and any capital gains will be taxable as long-term gains if the participant held the shares for more than one year following the date on which restrictions lapsed. If the participant files an election under Code Section 83(b) within thirty (30) days of the grant date of the restricted stock award, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the shares as of that date (less any amount paid for the shares) and the Company will be allowed a corresponding federal income tax deduction. The participant’s subsequent sale of the shares will give rise to capital gain or loss equal to the difference between the sale price and the ordinary income the participant recognized with respect to the shares, and any capital gains will be taxable as long-term gains if the participant held the shares for more than one year following the date of grant. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Restricted Units/Deferred Stock Units. A participant will notrecognize anyincome at the time a restricted unit or deferred stock unit is granted, nor will we be entitled to a deduction at that time. Instead, the value of shares delivered on or after the vesting of restricted units or deferred stock units generally will be taxable to the recipient as ordinary income when shares are delivered to the participant. The amount of the income recognized will be the fair market value of the shares on the date shares are delivered. We will generally receive a deduction for federal income tax purposes in an amount equal to the amount of compensation included in the participant’s income. The participant’s subsequent sale of the shares will give rise to capital gain or loss equal to the difference between the sale price and the ordinary income the participant recognized with respect to the shares, and any capital gains will be taxable as long-term gains if the participant held the shares for more than one year following the date on which they were delivered.

New Plan Benefits
Awards issued after the Company’s 2017 Annual Shareholders’ Meeting to be held on May 4, 2017 are subject to the amended and restated Plan if shareholder approval is obtained. Subject to annual individual limits set forth in the Plan, the number and types of awards that will be granted to any one individual or category of individuals under the amended and restated Plan in the future are not determinable, as the Committee, in conjunction with the Board of Directors, will make these determinations in their sole discretion.

Our executive officers have a financial interest in this proposal because the Committee may select one or more of our executive officers as eligible to receive grants under the Plan.

Unless otherwise instructed, the proxies will vote “FOR” this proposal.

GCP’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED
GCP APPLIED TECHNOLOGIES INC. EQUITY AND INCENTIVE PLAN.

PROPOSAL FOUR ADVISORY VOTE TO APPROVE THE
COMPENSATION OF GCP'S NAMED EXECUTIVE OFFICERS

Under Section 14A of the Exchange Act, our stockholders are entitled to vote on a proposal to approve on an advisory (non-binding) basis, the compensation of the executive officers named in the Summary Compensation Table set forth in "Executive Compensation – Executive Compensation Tables." This vote is generally referred to as a "Say on Pay" vote. Accordingly, we are asking stockholders to approve, on an advisory basis, the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

We do not intend that this vote address any specific items of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this Proxy Statement. This vote is advisory and not binding on GCP, the Compensation Committee or our Board. However, as the vote is an expression of our stockholders’ views on a significant matter, the Compensation Committee will consider the outcome of the vote when making future executive compensation decisions.

We encourage our stockholders to read the Compensation Discussion and Analysis set forth under “Executive Compensation” which describes our 2016 compensation program in detail.

We believe that the information we have provided in this Proxy Statement shows that we have designed our executive compensation program to attract, motivate and retain a highly qualified and effective executive team and to promote long-term stockholder value, strong annual and long-term operational and financial results, and ethical conduct in accordance with GCP’s core values.

Unless otherwise instructed, the proxies will vote “FOR” this proposal.

GCP’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL ON AN ADVISORY, NON-BINDING BASIS OF THE COMPENSATION OF GCP'S
NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL FIVE
ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Act and the related rules adopted by the SEC, we are requesting our stockholders recommend, in a non-binding, advisory vote, whether we should ask our stockholders to approve the compensation of our named executive officers in a non-binding vote (that is, a Say on Pay vote) every one, two or three years. Stockholders may also abstain from voting on this Proposal Five.

After considering the benefits and consequences of each option for the frequency of advisory Say on Pay votes, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate approach for the Company. In formulating this recommendation, the Board considered that an annual advisory vote would allow our stockholders to provide their direct input on our executive compensation most frequently. As an advisory vote, this Proposal Five is non-binding on the Company; however, the Compensation Committee values the opinions expressed by our stockholders and will give consideration to the frequency option that receives the highest number of votes.

Unless otherwise instructed, the proxies will vote “FOR” the option of “every one year” in this proposal.

GCP’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE OPTION OF “EVERY ONE YEAR” AS THE FREQUENCY
FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

GENERAL INFORMATION

Annual Report

Our 2016 Annual Report, containing our Annual Report on Form 10-K and audited financial statements, accompanies this Proxy Statement. Stockholders may also obtain a copy of our Annual Report on Form 10-K (including the financial statements and any financial statement schedules), without charge, upon written request to:

GCP Applied Technologies Inc. Attn: GCP Shareholder Services 62 Whittemore Avenue
Cambridge, Massachusetts 02140

Other Matters

Our Board knows of no other matters that will be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote according to their best judgment.

The expenses of preparing, printing and mailing this notice of meeting and proxy materials, making them available over the Internet, and all other expenses of soliciting proxies will be borne by us. In addition, our directors, officers and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, e-mail, Internet or other means of electronic transmission.

Householding of Proxy Materials

Pursuant to SEC rules, a company may deliver to multiple stockholders sharing the same address a single copy of its Proxy Statement and Annual Report or multiple copies of the Notice of Internet Availability of Proxy Materials in a single envelope unless the company has received prior instructions to the contrary. This procedure is referred to as householding. Upon written or oral request, we will mail a separate copy of our Proxy Statement and Annual Report or a separate copy of our Notice of Internet Availability of Proxy Materials in separate envelopes to any stockholder at a shared address to which a single copy of the Proxy Statement and Annual Report or Notices of Internet Availability of Proxy Materials were delivered in a single envelope. Conversely, upon written or oral request, we will cease delivering separate copies of the Proxy Statement and Annual Report, or a separate copy of our Notice of Internet Availability of Proxy Materials in separate envelopes to any stockholders at a shared address to which multiple copies of either document were delivered in the past. You may contact us with your request by calling GCP at (617) 876-1400 or writing to GCP Shareholder Services at the address or phone number provided above. We will mail materials that you request at no cost. You can also access this Proxy Statement and the Annual Report online at www.proxydocs.com/gcp. Stockholders who hold their shares in “street name,” that is, through a broker, bank, financial institution or other nominee or intermediary as holder of record, and who wish to change their householding instructions or obtain copies of these documents, should follow the instructions on their voting instruction card or contact the holders of record.

Stockholder Proposals

A stockholder who intends to propose business, including stockholder nominations for director candidates, at the 2018 Annual Meeting, other than pursuant to Rule 14a-8 of the Exchange Act, must comply with the requirements set forth in our By-Laws. Among other things, a stockholder must give us written notice of the intent to propose business for the 2018 Annual Meeting not earlier than the close of business on the 120th day prior to, and not later than the close of business on the 90th day prior to, the first anniversary of the preceding year's annual meeting of stockholders. Therefore, based upon the Annual Meeting date of May 4, 2017, GCP’s Corporate Secretary must receive notice of a stockholder's intent to nominate directors or propose business for the 2018 Annual Meeting, no sooner than the close of business on January 4, 2018, and no later than the close of business on February 3, 2018. Notwithstanding the foregoing, if the date of the 2018 Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the 2017 Annual Meeting, then notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the date of the 2018 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the date of the 2018 Annual Meeting or (ii) if the first public announcement of the date of the 2018 Annual Meeting is less than 100 days prior to the date of the 2018 Annual Meeting, on the 10th day following the day on which we first make a public announcement of the date of the 2018 Annual Meeting. To nominate a person to serve on the Board or propose other business, a stockholder should write to: GCP Applied Technologies Inc., 62 Whittemore Avenue, Cambridge, Massachusetts 02140, Attention: Corporate Secretary.

If the notice is received after the close of business February 3, 2018, or any otherwise applicable deadline, then the notice will be considered untimely and we are not required to present the stockholder’s director nominees or other business proposal at the 2018 Annual Meeting. A copy of our GCP Corporate Governance Principles are provided at our website at www.gcpat.com. A copy of our By-Laws has been filed with the SEC.

Pursuant to Rule 14a-8 of the Exchange Act, we must receive stockholder proposals submitted pursuant to such Rule, in writing by November 21, 2017, to consider them for inclusion in our proxy materials for the 2018 Annual Meeting of Stockholders. However, if the date of the 2018 Annual Meeting of Stockholders has been changed by more than 30 days from the date of the previous year's Annual Meeting, then the deadline is a reasonable time before GCP begins to print and send its proxy materials.

On behalf of the Board of Directors,

John W. Kapples
Vice President, General Counsel and Secretary Dated: March 21, 2017

Appendix A

GCP APPLIED TECHNOLOGIES INC. EQUITY AND INCENTIVE PLAN

AS AMENDED AND RESTATED ON FEBRUARY 28, 2017

This document constitutes part of a prospectus covering securities that have been registered under the United States Securities Act of 1933, as amended.

GCP APPLIED TECHNOLOGIES INC. EQUITY AND INCENTIVE PLAN

AS AMENDED AND RESTATED ON FEBRUARY 28, 2017 ARTICLE I
PURPOSE

1.1.    Purpose. The purpose of this GCP Applied Technologies Inc. Equity and Incentive Plan as amended and restated (“Plan”) is to promote the interests of the Company by (i) aiding in the recruitment and retention of Directors and Employees, (ii) providing Directors and Employees with performance-related incentives based on achievement of short-term and long-term performance goals, (iii) providing Directors and Employees with opportunities to participate in the growth and financial success of the Company, and (iv) promoting the growth and success of the Company’s business by aligning the financial interests of Directors and Employees with those of the other shareholders of the Company. Toward these objectives, the Plan provides for the grant of Stock Options, Stock Appreciation Rights, Annual Performance Bonuses, Long-Term Performance Awards and Other Stock-Based Awards.

1.2.    Shareholder Approval. The Plan was adopted as the GCP Applied Technologies Inc. 2016 Stock Incentive Plan by the Board of GCP Applied Technologies Inc. on January 12, 2016 and was approved by W. R. Grace & Co.—Conn., as the Company’s sole shareholder, on January 12, 2016. The Plan was amended and restated on the Effective Date, subject to approval of the Company’s shareholders at the Company’s 2017 Annual Shareholders’ Meeting to be held on May 4, 2017. In connection with this amendment and restatement, the Plan was renamed as the GCP Applied Technologies Inc. Equity and Incentive Plan.

ARTICLE II DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below, unless another definition is set forth in an Award Certificate:

“Acquired Company” means any business, corporation or other entity acquired by the Company or any Subsidiary.

“Acquired Grantee” means the grantee of a stock-based award of an Acquired Company and may include a current or former director or employee of an Acquired Company.

“Annual Performance Bonus” means an Award of cash or Shares granted under Section 4.4 of the Plan that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures.

“Award” means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Certificate. Awards granted under the Plan may consist of:

(a)	“Stock Options” awarded pursuant to Section 4.3;

(b)	“Stock Appreciation Rights” awarded pursuant to Section 4.3;

(c)	“Annual Performance Bonuses” awarded pursuant to Section 4.4;

(d)	“Long-Term Performance Awards” awarded pursuant to Section 4.5;

(e)	“Other Stock-Based Awards” awarded pursuant to Section 4.6;

(f)	“Director Awards” awarded pursuant to Section 4.7; and

(g)	“Substitute Awards” awarded pursuant to Section 4.8.

“Award Certificate” means the document issued, either in writing or an electronic medium, by the Committee or its designee to a Participant evidencing the grant of an Award and which contains, in the same or accompanying document, the terms and conditions applicable to such Award.

“Board” means the Company’s board of directors.

“Cause” means, as to any Employee who is a party to an employment or severance agreement with the Company or any Subsidiary (or otherwise covered by a severance plan of the Company or any Subsidiary) which contains a definition of “cause,” as set forth in such employment agreement or severance plan or agreement and, if there is no applicable employment agreement or severance plan or agreement, means an Employee’s or Director’s (i) substantial failure or refusal to perform duties and responsibilities of his or her job as required by the Company or Subsidiary, (ii) violation of any fiduciary duty owed to the Company or Subsidiary, (iii) conviction of a misdemeanor (other than a traffic offense or a misdemeanor the conviction for which does not include incarceration as a potential sentence) or felony, (iv) dishonesty, (v) theft, (vi) material violation of a written Company or Subsidiary rule or policy regarding conduct, ethics, duties or competitive activities, or (vii) other egregious conduct, that has or could have a serious and detrimental impact on the Company or Subsidiary and its employees. The Committee, or any delegate thereof, in its sole and absolute discretion, shall determine Cause.

“Change in Control” means the first to occur of any of the following events:

(a)
any Person, excluding for this purpose, (i) the Company or any Subsidiary or (ii) any employee benefit plan of the Company or any Subsidiary (or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of (x) a change in ownership percentage resulting solely from an acquisition of securities by the Company or (y) from an acquisition of securities directly from the Company, by another person; or

(b)
a change in the composition of the Board such that persons who, as of the Effective Date constitute the Board (“Incumbent Directors”) cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided, however, that any person who becomes a Director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least fifty percent (50%) of the Incumbent Directors; provided, further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(c)
the consummation of a reorganization, merger or consolidation or similar transaction involving the Company or any Subsidiary or sale or other disposition of at least eighty percent (80%) by value of the assets of the Company or the acquisition of assets or securities of another entity by the Company or any Subsidiary (a “Business Combination”), in each case, unless, following such Business Combination (1) all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own directly or indirectly more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company and (2) neither an event described in clause (a) or (b) of this definition of Change in Control has otherwise occurred in connection with such Business Combination; or

(d)	the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

“Change in Control Termination” means a Participant’s involuntary termination of employment that occurs on or before the second anniversary of a Change in Control. For this purpose, subject to Section 7.11(b)(ii), a Participant’s involuntary termination of employment includes only the following:

(a)	termination of the Participant’s employment by the Company for any reason other than for Cause; and

(b)	termination of the Participant’s employment by the Participant after one of the following events:

(i)
the Company or any Subsidiary (1) assigns or causes to be assigned to the Participant, whether formally or informally, duties inconsistent in any material respect with the duties assigned to such Participant, whether formally or informally, immediately prior to the Change in Control, or fails to assign to the Participant, whether formally or informally, immediately after the Change in Control any duties or responsibilities performed by such Participant immediately prior to the Change in Control if such duties or responsibilities constitute a material portion of such Participant’s duties or responsibilities immediately prior to the Change in Control; (2) makes or causes to be made any material adverse change in the Participant’s position (including a change in title, reporting relationship or level to a title, reporting relationship or level in the organization that is lessor in any respect to that of the Participant’s title, reporting relationship or level immediately prior to the Change in Control), authority, duties or responsibilities; or (3) takes or causes to be taken any other action which, in the reasonable judgment of the Participant, results in a material diminution in the Participant’s position, authority, duties or responsibilities; or

(ii)
the Company or any Subsidiary, without the Participant’s consent, (1) requires the Participant to relocate to a principal place of employment more than fifty (50) miles from the Participant’s existing place of employment and which increases the Participant’s commute from the Participant’s principal residence by more than fifty (50) miles;

(2) materially reduces the Participant’s annual base salary; or (3) materially breaches the terms of the Participant’s compensation package (such as ceasing to provide an annual cash bonus opportunity, a defined benefit retirement plan benefit or an annual long-term share incentive grant) as in effect immediately prior to the Change in Control;

provided, however, that an event described in clauses (i) or (ii) of subsection (b) of this definition of Change in Control Termination shall permit a Participant’s termination of employment to be deemed a Change in Control Termination only if (x) the Participant provides written notice to the Company specifying in reasonable detail the event upon which the Participant is basing his termination within ninety (90) days after the occurrence of such event, (y) the Company fails to cure such event within thirty (30) days after its receipt of such notice, and (z) the Participant terminates his employment within ninety (90) days after the expiration of such cure period.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or any successor committee or other committee to which the Compensation Committee delegates its authority under this Plan. The Compensation Committee shall be comprised solely of “non-employee directors” within the meaning of Rule 16b-3(b)(3) under the Exchange Act and two or more persons who are outside directors within the meaning of Section 162(m)(4)(C)(i) of the Code and the applicable regulations.

“Company” means GCP Applied Technologies Inc., a Delaware corporation, or any successor thereto.

“Deferred Stock Unit” means a Unit granted under Section 4.6 or 4.7 to acquire Shares upon Termination of Directorship or Termination of Employment, subject to any restrictions that the Committee, in its discretion, may determine.

“Director” means a member of the Board.

“Disabled” or “Disability” means that the Employee is receiving income replacement benefits for a period of not less than three (3) months under a Company or Subsidiary accident and health plan covering the Employee by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

“Divestiture” means (i) the disposition by the Company or a Subsidiary of all or a portion of the assets used by the Company or Subsidiary in a trade or business to an unrelated individual or entity or (ii) the disposition by the Company or Subsidiary of its interest in a subsidiary or controlled entity to an unrelated individual or entity, provided that such subsidiary or controlled entity ceases to be a member of the Company’s controlled group as a result of such disposition but excluding, for the avoidance of doubt, any distribution or spin-off by the Company of the stock of a Subsidiary to the Company’s public shareholders.

“Dividend Equivalent” means an amount equal to the cash dividend or the fair market value of the share dividend that would be paid on each Share underlying an Award if the Share were duly issued and outstanding on the date on which the dividend is payable.

“Effective Date” means February 28, 2017.

“Employee” means any individual who performs services as an officer, employee, consultant or independent contractor of the Company or a Subsidiary.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price of a Share, as fixed by the Committee, which may be purchased under a Stock Option or with respect to which the amount of any payment pursuant to a Stock Appreciation Right is determined.

“Fair Market Value” of a Share means (i) for Awards granted before the Effective Date, the mean between the high and low sales price and (ii) for Awards granted on and after the Effective Date, the closing price on the New York Stock Exchange of a Share on the trading day of the grant or on the date as of which the determination of Fair Market Value is being made or, if no sale is reported for such day, on the next preceding day on which a sale of Shares is reported. Notwithstanding anything to the contrary herein, the Fair Market Value of a Share will in no event be determined to be less than par value.

“GAAP” means United States generally accepted accounting principles.

“Incentive Stock Option” means a Stock Option granted under Section 4.3 of the Plan that is intended to meet the requirements of Section 422 of the Code and any related regulations and is designated in the Award Certificate as intended to be an Incentive Stock Option.

“Key Employee” means an Employee who is a “covered employee” within the meaning of Code Section 162(m)(3) or who is reasonably expected to be a “covered employee” at the time the Company would be entitled to claim a tax deduction in respect of an Award, but for the application of Code Section 162(m).

“Long-Term Performance Award” means an Award granted under Section 4.5 of the Plan that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures or other performance criteria as selected in the sole discretion of the Committee.

“Nonqualified Stock Option” means any Stock Option granted under Section 4.3 of the Plan that is not an Incentive Stock Option.

“Other Stock-Based Award” means an Award granted under Section 4.6 of the Plan and denominated in Shares.

“Outsourcing Agreement” means a written agreement between the Company or Subsidiary and an unrelated third party (“Outsourcing Agent”) pursuant to which the Company or Subsidiary transfers the performance of services previously performed by Company or Subsidiary employees to the Outsourcing Agent.

“Participant” means a Director, Employee or Acquired Grantee who has been granted an Award under the Plan.

“Performance Cycle” means, with respect to any Award that vests based on Performance Measures, the period of time over which the level of performance will be assessed. A Performance Cycle generally shall be a period of twelve (12) months or longer, but may be shorter if so determined by the Committee in its sole discretion. The first Performance Cycle under the Plan will begin on such date as is set by the Committee, in its sole discretion.

“Performance Measure” means, with respect to any Annual Performance Bonus or Long-Term Performance Award, the business criteria selected by the Committee to measure the level of performance of the Company during a Performance Cycle. The Committee may select as the Performance Measure any operating and maintenance expense targets or financial goals (including targets or goals with adjustments) as interpreted by the Committee, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and/or that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies, and are measured during the Performance Cycle provided that (i) as to an Annual Performance Bonus or Long-Term Performance Award granted to a Key Employee, Performance Measures shall be limited to the following criteria and (ii) as to an Annual Performance Bonus or Long-Term Performance Award granted to a Participant who is not a Key Employee, Performance Measures may include, but not be limited to, the following criteria: (a) cash flow (including adjusted cash flow/adjusted free cash flow), (b) earnings per share (including adjusted earnings per share), (c) earnings before interest, taxes, depreciation and amortization (including net income adjusted for none, all or any combination of interest, taxes, depreciation and amortization), (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship targets, (v) inventory, (w) customer satisfaction, (x) days sales outstanding, (y) days payable outstanding, or (z) working capital.

“Performance Unit” means a Long-Term Performance Award denominated in Units.

“Person” means a “person” as defined in Sections 13(d) and 14(d) of the Exchange Act.

“Plan” means this GCP Applied Technologies Inc. Equity and Incentive Plan as most recently amended and restated on February 28, 2017, subject to approval of the Company’s shareholders at the Company’s Annual Shareholders’ Meeting on May 4, 2017.

“Premium-Priced Stock Option” means a Stock Option the Exercise Price of which is fixed by the Committee at a price that exceeds the Fair Market Value of a Share on the date of grant.

“Replacement Award” means an award issued to a Participant no later than thirty (30) days after a Change in Control that (a) is of the same type as the Award the Participant held immediately prior to the Change in Control that is being replaced; (b) relates to securities of the Company or the entity surviving, directly or indirectly, the Company following a Change in Control that are publicly traded and listed on a stock exchange in the United States of America; (c) is equal in value to the value of the Award that is being replaced as of the date of the Change in Control, as determined in the sole discretion of the Committee; and (d) contains terms and conditions that are not less favorable to the Participant than the terms and conditions of the Award that is being replaced (including vesting provisions and the provisions that would apply in the event of a subsequent change in control) as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the Award that is being replaced if the requirements of the previous sentence are satisfied. The determination of whether an award satisfies the requirements for being a Replacement Award shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

“Reporting Person” means a Director or an Employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

“Restricted Stock” means Shares issued pursuant to Section 4.6 that are subject to any restrictions that the Committee, in its discretion, may impose.

“Restricted Unit” means a Unit granted under Section 4.5 or Section 4.6 to acquire Shares or an equivalent amount in cash, which Unit is subject to any restrictions that the Committee, in its discretion, may impose.

“Retirement” means, unless otherwise provided in an Award Certificate, Termination of Employment on or after a Participant has attained age sixty (60) and has completed at least five (5) consecutive years of service with the Company or a Subsidiary.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Share” means a share of common stock of the Company, $0.01 (U.S.) par value, or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 5.3 of the Plan, and “Shares” shall be construed accordingly.

“Stock Appreciation Right” means a right granted under Section 4.3 of the Plan of an amount in cash or Shares equal to any excess of the Fair Market Value of a Share as of the date on which the right is exercised over the Exercise Price.

“Stock Option” means a right granted under Section 4.3 of the Plan to purchase from the Company a stated number of Shares at a specified price. Stock Options awarded under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means (i) any separately organized business unit, whether or not incorporated, of the Company;
(ii) any employer that is required to be aggregated with the Company pursuant to Code Section 414 and the regulations promulgated thereunder; and (iii) any service recipient or employer that is within a controlled group of corporations as defined in Code Sections 1563(a)(1), (2) and (3) which includes the Company, where the phrase “at least 50%” is substituted in each place “at least 80%” appears, and any service recipient or employer within trades or businesses under common control as defined in Code Section 414(c) and Treas. Reg. § 1.414(c)-2, which includes the Company, where the phrase “at least 50%” is substituted in each place “at least 80%” appears, provided, however, that when the relevant determination is to be based upon legitimate business criteria (as described in Treas. Reg. § 1.409A-1(b)(5)(iii)(E) and § 1.409A-1(h)(3)), the phrase “at least 20%” shall be substituted in each place “at least 80%” appears as described above with respect to both a controlled group of corporations and trades or business under common control.

“Target Amount” means the amount of Performance Units that will be paid if the applicable Performance Measure is fully (100%) attained, as determined in the sole discretion of the Committee.

“Target Bonus” means the target Annual Performance Bonus applicable to a Reporting Person in respect of a particular year, as established by the Committee or its delegate.

“Target Vesting Percentage” means the percentage of performance-based Restricted Units or Shares of Restricted Stock that will vest if the applicable Performance Measure is fully (100%) attained, as determined in the sole discretion of the Committee.

“Termination of Directorship” means the date of cessation of a Director’s membership on the Board for any reason, with or without Cause, as determined in the sole discretion of the Board (excluding such Director).

“Termination of Employment” means the date of cessation of an Employee’s employment relationship with the Company or a Subsidiary for any reason, with or without Cause, as determined in the sole discretion of the Company.

“Unit” means, for purposes of Performance Units, the potential right to an Award equal to a specified amount denominated in such form as is deemed appropriate in the discretion of the Committee and, for purposes of Restricted Units or Deferred Stock Units, the potential right to acquire one Share.

ARTICLE III ADMINISTRATION

3.1.    Committee. The Plan will be administered by the Committee, except as otherwise provided in Section 4.7.

3.2.    Authority of the Committee. The Committee or, to the extent required by applicable law, the Board will have the authority, in its sole and absolute discretion and subject to the terms of the Plan, to:

(a)	Interpret and administer the Plan and any instrument or agreement relating to the Plan;

(b)	Prescribe the rules and regulations that it deems necessary for the proper operation and administration of the Plan, and amend or rescind any existing rules or regulations relating to the Plan;

(c)	Select Employees to receive Awards under the Plan;

(d)
Determine the form of an Award, the number of Shares subject to each Award, all the terms and conditions of an Award, including, without limitation, the conditions on exercise or vesting (provided, however, that the minimum vesting period for Awards other than Director Awards shall be for not less than one (1) year), the designation of Stock Options as Incentive Stock Options or Nonqualified Stock Options, and the circumstances under which an Award may be settled in cash or Shares or may be canceled, forfeited or suspended, and the terms of each Award Certificate;

(e)	Determine whether Awards will be granted singly, in combination or in tandem;

(f)
Establish and interpret Performance Measures (or, as applicable, other performance criteria) in connection with Annual Performance Bonuses and Long-Term Performance Awards, evaluate the level of performance over a Performance Cycle and certify the level of performance attained with respect to Performance Measures (or other performance criteria, as applicable);

(g)
Subject to Sections 6.1 and 7.12, waive or amend any terms, conditions, restriction or limitation on an Award, except that the prohibition on the repricing of Stock Options and Stock Appreciation Rights, as described in Section 4.3(g), may not be waived;

(h)
Make any adjustments to the Plan (including but not limited to adjustment of the number of Shares available under the Plan or any Award) and any Award granted under the Plan as shall be appropriate pursuant to Section 5.3;

(i)
Determine and set forth in the applicable Award Certificate the circumstances under which Awards may be deferred and the extent to which a deferral will be credited with Dividend Equivalents and interest thereon;

(j)	Determine and set forth in the applicable Award Certificate whether a Nonqualified Stock Option or Restricted Share may be transferable to family members, a family trust or a family partnership;

(k)
Establish any subplans and make any modifications to the Plan, without amending the Plan, or to Awards made hereunder (including the establishment of terms and conditions in the Award Certificate not otherwise inconsistent with the terms of the Plan) that the Committee may determine to be necessary or advisable for grants made in countries outside the United States of America to comply with, or to achieve favorable tax treatment under, applicable foreign laws or regulations or tax policies or customs;

(l)	Appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(m)	Take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

3.3.    Effect of Determinations. All determinations of the Committee with respect to the Plan and any Award will be final, binding and conclusive on all persons having any interest in the Plan or claiming any benefit or right under the Plan or any Award.

3.4.    Delegation of Authority. The Board or, if permitted under applicable corporate law, the Committee, in its discretion and consistent with applicable law and regulations, may delegate to a committee or an officer or group of officers, as it deems to be advisable, the authority to select Employees to receive an Award and to determine the number of Shares under any such Award, subject to any terms and conditions that the Board or the Committee may establish. In all instances, subject to applicable law and regulations, when the Board or the Committee delegates authority pursuant to the foregoing sentence, it will limit, in its discretion, the number or value of Shares that may be subject to Awards that the delegate may grant and only the Committee has the authority to grant and administer Awards to Key Employees and other Reporting Persons or to delegates of the Committee and to establish and certify Performance Measures.

3.5.    Employment of Advisors. The Committee may employ attorneys, consultants, accountants and other advisors, the fees and other expenses of which shall be paid by the Company, and the Committee, the Company and the officers and directors of the Company may rely upon the advice, opinions or valuations of the advisors employed.

3.6.    No Liability. No member of the Committee or any person acting as a delegate of the Committee with respect to the Plan will be liable for any losses resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Award granted under the Plan.

ARTICLE IV AWARDS

4.1.    Eligibility. All Participants and Employees are eligible to be designated to receive Awards granted under the Plan, except as otherwise provided in this Article IV.
4.2.    Form of Awards. Awards will be in the form determined by the Committee, in its discretion, and will be evidenced by an Award Certificate. Awards may be granted singly or in combination or in tandem with other Awards.

4.3.    Stock Options and Stock Appreciation Rights. The Committee may grant Stock Options and Stock Appreciation Rights under the Plan to those Employees whom the Committee may from time to time select, in the amounts and pursuant to the other terms and conditions that the Committee, in its discretion, may determine and set forth in the Award Certificate, subject to the provisions below:

(a)
Form. Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be in the form of Incentive Stock Options, Nonqualified Stock Options or a combination of the two. If an Incentive Stock Option and a Non-qualified Stock Option are granted to the same Participant under the Plan at the same time, the form of each will be clearly identified, and they will be deemed to have been granted in separate grants. In no event will the exercise of one Stock Option affect the right to exercise the other Stock Option. Stock Appreciation Rights may be granted either alone or concurrently with Nonqualified Stock Options and the amount of Shares attributable to each Stock Appreciation Right shall be set forth in the applicable Award Certificate on or before the grant date.

(b)
Exercise Price. The Committee will set the Exercise Price of Stock Options (other than Premium-Priced Stock Options or certain Incentive Stock Options as described below) or Stock Appreciation Rights granted under the Plan at a price that is equal to the Fair Market Value of a Share on the date of grant, subject to adjustment as provided in Section 5.3. The Committee will set the Exercise Price of Premium-Priced Stock Options at a price that is higher than the Fair Market Value of a Share as of the date of grant, provided that such price is no higher than 150 percent of such Fair Market Value. The Exercise Price of Incentive Stock Options will be equal to or greater than 110 percent of the Fair Market Value of a Share as of the date of grant if the Participant receiving the Incentive Stock Options owns shares possessing more than 10 percent of the total combined voting power of all classes of shares of the Company or any subsidiary or parent corporation of the Company, as defined in Section 424 of the Code. The Exercise Price of a Stock Appreciation Right granted in tandem with a Stock Option will equal the Exercise Price of the related Stock Option. The Committee will set forth the Exercise Price of a Stock Option or Stock Appreciation Right in the Award Certificate or accompanying documentation.

(c)
Term and Timing of Exercise. Each Stock Option or Stock Appreciation Right granted under the Plan will be exercisable in whole or in part, subject to the following conditions, unless determined otherwise in accordance with Section 5.4 or by the Committee or pursuant to an applicable Award Certificate:

(i)
The term of each Stock Option or Stock Appreciation Right shall be determined by the Committee and set forth in the applicable Award Certificate, but in no event shall the term of a Stock Option or Stock Appreciation Right exceed ten (10) years from such Stock Option’s grant date.

(ii)	A Stock Option or Stock Appreciation Right will become exercisable at such times and in such manner as determined by the Committee and set forth in the applicable Award Certificate.

(iii)
Upon the Termination of Employment of a Participant that does not meet the requirements of Section 5.4, any unvested Stock Options or Stock Appreciation Rights will be forfeited and any Stock Options or Stock Appreciation Rights that are vested as of such Termination of Employment will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is ninety

(90) days after the date of such Termination of Employment.

(iv)
Stock Options and Stock Appreciation Rights of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise the Stock Options or Stock Appreciation Rights by the Participant's will or by operation of law. If a Stock Option or Stock Appreciation Right is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company will be under no obligation to deliver Shares or cash until the Company is satisfied that the person exercising the Stock Option or Stock Appreciation Right is the duly appointed executor or administrator of the deceased Participant or the person to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant's will or by applicable laws of descent and distribution.

(v)
A Stock Appreciation Right granted in tandem with a Stock Option is subject to the same terms and conditions as the related Stock Option and will be exercisable only to the extent that the related Stock Option is exercisable. When either a Stock Option or a Stock Appreciation Right granted in tandem with each other is exercised, the tandem Stock Option or Stock Appreciation Right, as applicable, shall expire.

(d)
Payment of Exercise Price. The Exercise Price of a Stock Option must be paid in full when the Stock Option is exercised. Shares will be issued and delivered only upon receipt of payment. Payment of the Exercise Price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. The Committee, in its discretion may also allow payment to be made by any of the following methods, as set forth in the applicable Award Certificate:

(i)
Delivering a properly executed exercise notice to the Company or its agent, together with irrevocable instructions to a broker to deliver to the Company, within the typical settlement cycle for the sale of equity securities on the relevant trading market (or otherwise in accordance with the provisions of Regulation T issued by the Federal Reserve Board), the amount of sale proceeds with respect to the portion of the Shares to be acquired having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid;

(ii)
Subject to any requirements of applicable law and regulations, tendering (actually or by attestation) to the Company or its agent previously acquired Shares that have a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid; or

(iii)
Subject to any requirements of applicable law and regulations, instructing the Company to reduce the number of Shares that would otherwise be issued by such number of Shares as have in the aggregate a Fair Market Value on the date of exercise equal to the applicable portion of the Exercise Price being so paid.

(e)	Incentive Stock Options. Incentive Stock Options granted under the Plan will be subject to the following additional conditions, limitations and restrictions:

(i)	Eligibility. Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary that is a subsidiary or parent corporation of the Company within the meaning of Code Section 424.

(ii)
Timing of Grant. No Incentive Stock Option will be granted under the Plan after the ten (10) year anniversary of the date on which the Plan is adopted by the Board or, if earlier, the date on which the Plan is approved by the stockholders of GCP Applied Technologies Inc.

(iii)
Amount of Award. Subject to Section 5.3 of the Plan, no more than 8,000,000 Shares may be available for grant in the form of Incentive Stock Options. The aggregate Fair Market Value (as of the date of grant) of the Shares with respect to which the Incentive Stock Options awarded to any Employee first become exercisable during any calendar year may not exceed $100,000 (U.S.). For purposes of this $100,000 (U.S.) limit, the Employee’s Incentive Stock Options under this Plan and all other plans maintained by the Company and its Subsidiaries will be aggregated. To the extent any Incentive Stock Option would exceed the $100,000 (U.S.) limit, the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option to the extent required by the Code and the underlying regulations and rulings.

(iv)
Timing of Exercise. If the Committee exercises its discretion in the Award Certificate to permit an Incentive Stock Option to be exercised by a Participant more than three (3) months after the Participant has ceased being an Employee (or more than twelve (12) months if the Participant is permanently and totally disabled, within the meaning of Code Section 22(e)), the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option to the extent required by the Code and underlying regulations and rulings. For purposes of this paragraph (iv), an Employee’s employment relationship will be treated as continuing intact while the Employee is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed ninety (90) days, or a longer period to the extent that the Employee’s right to reemployment with the Company or a Subsidiary is guaranteed by statute or by contract. If the period of leave exceeds ninety (90) days and the Employee’s right to reemployment is not guaranteed by statute or contract, the employment relationship will be deemed to have ceased on the ninety-first (91st) day of the leave.

(v)
Transfer Restrictions. In no event will the Committee permit an Incentive Stock Option to be transferred by an Employee other than by will or the laws of descent and distribution, and any Incentive Stock Option awarded under this Plan will be exercisable only by the Employee during the Employee’s lifetime.

(f)
Exercise of Stock Appreciation Rights. Upon exercise of a Participant’s Stock Appreciation Rights, the Company will pay cash or Shares or a combination of cash and Shares, in the discretion of the Committee and as described in the Award Certificate. Cash payments will be equal to the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price, for each Share for which a Stock Appreciation Right was exercised. If Shares are paid for the Stock Appreciation Right, the Participant will receive a number of whole Shares equal to the quotient of the cash payment amount divided by the Fair Market Value of a Share on the date of exercise.

(g)
No Repricing. Except as otherwise provided in Section 5.3, in no event will the Committee decrease the Exercise Price of a Stock Option or Stock Appreciation Right after the date of grant or cancel outstanding Stock Options or Stock Appreciation Rights and issue cash in exchange for such cancellation or grant replacement Stock Options or Stock Appreciation Rights with a lower Exercise Price than that of the replaced Stock Options or Stock Appreciation Rights or other Awards without first obtaining the approval of the holders of a majority of the Shares who are present in person or by proxy at a meeting of the Company’s shareholders and entitled to vote.

4.4.    Annual Performance Bonuses. The Committee may grant Annual Performance Bonuses under the Plan in the form of cash or Shares to the Key Employees that the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

(a)
Performance Cycles. Unless the Committee determines otherwise, Annual Performance Bonuses will be awarded in connection with a twelve (12) month Performance Cycle, which will be the fiscal year of the Company.

(b)
Eligible Participants. Within ninety (90) days after the commencement of a Performance Cycle, the Committee will determine the Key Employees who will be eligible to receive an Annual Performance Bonus. If an individual becomes a Key Employee after this ninety (90) day period, the Committee may determine that such Key Employee is eligible to receive a pro rata Annual Performance Bonus based on the period of time during the applicable Performance Cycle, relative to the Performance Cycle, that the Key Employee is eligible to receive an Annual Performance Bonus.

(c)	Performance Measures; Targets; Award Criteria.

(i)
Within ninety (90) days after the commencement of a service period to which a Performance Cycle relates, the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) the Target Bonus (and any multiple thereof, if applicable) which may be earned by each Participant; and (C) subject to subsection (d) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee will also set forth the minimum level of performance, based on the applicable Performance Measures, that must be attained during the Performance Cycle before any Annual Performance Bonus will be paid and the percentage of the Target Bonus that will become payable upon attainment of various levels of performance that equal or exceed the minimum required level.

(ii)
The Committee, in its discretion, may, on a case-by-case basis, reduce, but not increase, the amount otherwise payable to any Key Employee with respect to any given Performance Cycle, provided, however, that no reduction will result in an increase in the amount payable under any Annual Performance Bonus of another Key Employee.

(d)
Payment, Certification. No Annual Performance Bonus will be paid to any Key Employee until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures. In applying Performance Measures, the Committee (i) shall make adjustments in accordance with Section 5.3 and (ii) may, in its discretion, exclude the effect of unusual or infrequently occurring items, the cumulative effect of changes in the law, regulations or accounting rules, and other items, all determined in accordance with Generally Accepted Accounting Principles (to the extent applicable) and identified in financial statements, notes to the financial statements or discussion and analysis of management; provided that the determination by the Committee that Performance Measures shall be adjusted for items in accordance with this clause (ii) shall be made no later than ninety (90) days after the commencement of any applicable Performance Cycle in respect of Annual Performance Bonuses awarded to Key Employees.

(e)
Form of Payment. Annual Performance Bonuses will be paid in cash or Shares. All such Performance Bonuses shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company’s fiscal year) in which such Performance Bonuses are no longer subject to a substantial risk of forfeiture (as determined for purposes of Code Section 409A), except to the extent that a Participant has elected to defer payment under the terms of a duly authorized deferred compensation arrangement, in which case the terms of such arrangement shall govern.

(f)
Code Section 162(m). It is the intent of the Company that Annual Performance Bonuses made to Key Employees be “performance-based compensation” for purposes of Code Section 162(m), that this Section 4.4 be interpreted in a manner that satisfies the applicable requirements of Code Section 162(m)(4)(C) and related regulations, and that the Plan be operated so that the Company may take a full tax deduction for Annual Performance Bonuses. If any provision of this Plan or any Annual Performance Bonus would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

4.5.    Long-Term Performance Awards. The Committee may grant Long-Term Performance Awards under the Plan in the form of Performance Units, Restricted Units or Restricted Stock to any Employee who the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

(a)
Performance Cycles. Long-Term Performance Awards will be awarded in connection with a Performance Cycle, as determined by the Committee in its discretion, provided, however, that a Performance Cycle for this purpose may be no shorter than twelve (12) months and no longer than five (5) years.

(b)
Eligible Participants. Within the period of time prescribed by Code Section 162(m) for establishing Key Employees the opportunity to earn “qualified performance-based compensation” (within the meaning of Code Section 162(m)), the Committee will determine the Employees who will be eligible to receive a Long-Term Performance Award for the Performance Cycle; provided, however, that the Committee may determine the eligibility of any Employee other than a Key Employee after the expiration of such period of time described in the first clause of this sentence.

(c)	Performance Measures; Targets; Award Criteria.

(i)
Within the period of time prescribed by Code Section 162(m) for establishing the performance metrics and goals as required in order to provide Key Employees with the opportunity to each “qualified performance-based compensation” (within the meaning of Code Section 162(m)), the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) with respect to Performance Units, the Target Amount (and any multiple thereof, if applicable) payable to each Participant; (C) with respect to Restricted Units and Restricted Stock, the Target Vesting Percentage (and any multiple thereof, if applicable) for each Participant; and (D) subject to subsection (d) below, the criteria for computing the amount that will vest or be paid with respect to each level of attained performance. The Committee will also set forth the minimum level of performance, based on the applicable Performance Measures, that must be attained during the Performance Cycle before any Long- Term Performance Award will vest or be paid, and the percentage of Performance Units that will become payable and the percentage of performance-based Restricted Units or Shares of Restricted Stock that will vest upon attainment of various levels of performance that equal or exceed the minimum required level.

(ii)	The Committee, in its discretion, may, on a case-by-case basis, reduce, but not increase, the amount of Long-Term Performance Awards otherwise payable to any Key Employee with respect to any given

Performance Cycle, provided, however, that no reduction will result in an increase in the dollar amount or number of Shares payable under any Long-Term Performance Award of another Key Employee.

(d)
Certification. Long-Term Performance Awards shall be paid pursuant to subsection (e) below if, within the sixty (60) day period following the end of the applicable Performance Cycle, the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures. Long-Term Performance Awards awarded to Participants who are not Key Employees will be based on the Performance Measures, or other applicable performance criteria, and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Measures, or other performance criteria, and formulas may be the same as or different than the Performance Measures and formulas that apply to Key Employees.

(e)
Payment. Long-Term Performance Awards in the form of Performance Units may be paid in cash or full Shares, in the discretion of the Committee, and as set forth in the applicable Award Certificate. Payment with respect to any fractional Share will be in cash in an amount based on the Fair Market Value of the Share as of the date the Performance Unit becomes payable. All Long-Term Performance Awards shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company’s fiscal year) in which such Long-Term Performance Awards are no longer subject to a substantial risk of forfeiture (within the meaning of Code Section 409A), except to the extent that a Participant has elected to defer payment under the terms of a duly authorized deferred compensation arrangement, in which case the terms of such arrangement shall govern, or as otherwise provided in Section 4.5(g) below.

(f)
Code Section 162(m). It is the intent of the Company that Long-Term Performance Awards made to Key Employees be “performance-based compensation” for purposes of Code Section 162(m), that this Section 4.5 be interpreted in a manner that satisfies the applicable requirements of Code Section 162(m)(4)(C) and related regulations with respect to Long-Term Performance awards made to Key Employees, and that the Plan be operated so that the Company may take a full tax deduction for Long-Term Performance Awards. If any provision of this Plan or any Long-Term Performance Award would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

(g)
Vesting. Restrictions on Long-Term Performance Awards granted under this Section 4.5 will lapse at such times and in such manner as determined by the Committee and set forth in the applicable Award Certificate. Unless the applicable Award Certificate provides otherwise or the provisions of Section 5.4 apply, if the restrictions on Long-Term Performance Awards have not lapsed or been satisfied as of the Participant’s Termination of Employment, the Participant shall forfeit any unvested Long-Term Performance Award as of such Participant’s Termination of Employment.

4.6.    Other Stock-Based Awards. The Committee may, from time to time, grant Awards (other than Stock Options, Stock Appreciation Rights, Annual Performance Bonuses or Long-Term Performance Awards) to any Employee who the Committee may from time to time select, which Awards consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise related to, Shares. These Awards may include, among other forms, Restricted Units, Restricted Stock, or Deferred Stock Units. The Committee will determine, in its discretion, the terms and conditions that will apply to Awards granted pursuant to this Section 4.6, which terms and conditions will be set forth in the applicable Award Certificate.

(a)
Vesting. Restrictions on Other Stock-Based Awards granted under this Section 4.6 will lapse at such times and in such manner as determined by the Committee and set forth in the applicable Award Certificate. Unless the applicable Award Certificate provides otherwise or the provisions of Section 5.4 apply, if the restrictions on Other Stock-Based Awards have not lapsed or been satisfied as of the Participant’s Termination of Employment, the Participant shall forfeit any unvested Other-Stock Based Awards as of such Participant’s Termination of Employment.

(b)
Grant of Restricted Stock. The Committee may grant Restricted Stock to any Employee, which Shares will be registered in the name of the Participant and held for the Participant by the Company. Unless otherwise provided in an Award Certificate, the Participant will have all rights of a shareholder with respect to the Shares, including the right to vote and to receive dividends or other distributions (subject to Section 4.6(e)), except that the Shares (and any dividends payable on such Shares) may be subject to a vesting schedule and will be forfeited if the Participant attempts to sell, transfer, assign, pledge or otherwise encumber or dispose of the Shares before the restrictions are satisfied or lapse.

(c)
Grant of Restricted Units. The Committee may grant Restricted Units to any Employee, which Units will be paid in cash or whole Shares or a combination of cash and Shares, in the discretion of the Committee, when the restrictions on the Units lapse and any other conditions set forth in the Award Certificate have been satisfied. For each Restricted Unit that vests, one Share will be paid or an amount in cash equal to the Fair Market Value of a Share as of the date on which the Restricted Unit vests.

(d)
Grant of Deferred Stock Units. The Committee may grant Deferred Stock Units to any Employee, which Units will be paid in whole Shares upon the Employee's Termination of Employment if the restrictions on the Units have lapsed. One Share will be paid for each Deferred Stock Unit that becomes payable.

(e)
Dividends and Dividend Equivalents. In the event of a payment of dividends on Shares, the Committee may credit Restricted Units, but not Stock Options or Stock Appreciation Rights, with Dividend Equivalents in accordance with terms and conditions established in the discretion of the Committee; provided, however, that all Dividend Equivalents shall be subject to such vesting terms as is determined by the Committee, shall be withheld and deferred in the Participant’s account and shall be, in the case of performance-based awards, subject to the same performance conditions as the underlying Award to which such Dividend Equivalents relate. Deferred Stock Units may, in the discretion of the Committee and as set forth in the Award Certificate, be credited with Dividend Equivalents or additional Deferred Stock Units. The number of any Deferred Stock Units credited to a Participant’s account upon the payment of a dividend will be equal to the quotient produced by dividing the cash value of the dividend by the Fair Market Value of one Share as of the date the dividend is paid, to the extent the Deferred Stock Unit is outstanding as of the dividend record date. The Committee will determine any terms and conditions on deferral of a dividend or Dividend Equivalent, including the rate of interest to be credited on deferral and whether interest will be compounded, and in no event shall Dividend Equivalents be payable prior to the vesting of the Restricted Units or Deferred Stock Units, respectively, to which any such Dividend Equivalents relate.

4.7.	Director Awards.

(a)
Notwithstanding anything herein to the contrary, the Committee shall have the exclusive authority to issue awards to Directors who are not also employees of the Company or any Subsidiary (“Director Awards”), which may consist of, but not be limited to, Stock Options, Stock Appreciation Rights, or Other Stock-Based Awards; provided, however, that the maximum grant date fair value for Director Award(s) that may be issued to any one Director during a Company fiscal year is $500,000 (U.S.). Each Director Award shall be governed by an Award Certificate approved by the Committee.

(b)
The Committee shall have the exclusive authority to administer Director Awards and shall have the authority set forth in Section 3.2 and the indemnification set forth in Section 7.6 solely as such provisions apply to the Director Awards. All determinations made by the Committee hereunder shall be final, binding and conclusive.

4.8.    Substitute Awards. The Committee may make Awards under the Plan to Acquired Grantees through the assumption of, or in substitution for, outstanding stock-based awards previously granted to such Acquired Grantees. Such assumed or substituted Awards will be subject to the terms and conditions of the original awards made by the Acquired Company, with such adjustments therein as the Committee determines are equitable and appropriate to give effect to the relevant provisions of any agreement for the acquisition of the Acquired Company and the impact of the transaction on performance-based awards or other provisions of the terms and conditions of the original awards made by the Acquired Company. Any grant of Incentive Stock Options pursuant to this Section
4.8 will be made in accordance with Section 424 of the Code and any final regulations published thereunder.

4.9.    Limit on Individual Grants. Subject to Sections 5.1 and 5.3, no Employee may be granted Stock Options and Stock Appreciation Rights covering in excess of 2,000,000 Shares, Long-Term Performance Awards covering in excess of 1,000,000 Shares or Awards other than Stock Options, Stock Appreciation Rights and Long-Term Performance Awards covering in excess of 1,000,000 Shares during any one fiscal year. The maximum value of the property, including cash, that may be paid or distributed to any Employee as an Annual Performance Bonus in any one fiscal year shall be $10,000,000 (U.S.) for any Performance Cycle of twelve (12) months. For any other Performance Cycle, this maximum will be adjusted proportionally.

4.10 Termination for Cause. Notwithstanding anything to the contrary herein and unless the applicable Award Certificate provides otherwise, if a Participant incurs a Termination of Directorship or Termination of Employment for Cause, then all Stock Options, Stock Appreciation Rights, Annual Performance Bonuses, Long-Term

Performance Awards, Restricted Units, Restricted Stock and Other Stock-Based Awards will immediately be canceled. The exercise of any Stock Option or Stock Appreciation Right or the payment of any Award may be delayed, in the Committee’s discretion, in the event that a potential termination for Cause is pending. Unless the applicable Award Certificate provides otherwise, if a Participant incurs a Termination of Directorship or Termination of Employment for Cause, then the Participant will be required to deliver to the Company (i) Shares (or, in the discretion of the Committee, cash) equal in value to the amount of any profit the Participant realized upon the exercise of an Option or Stock Appreciation Right during the six (6) month period occurring immediately prior to the Participant’s Termination of Directorship or Termination of Employment for Cause; and (ii) the number of Shares (or, in the discretion of the Committee, the cash value of Shares) the Participant received for Other Stock Based Awards (including Restricted Stock, Restricted Units and Deferred Stock Units) that vested during the period specified in clause (i) above. Unless the applicable Award Certificate provides otherwise, if, after a Participant’s Termination of Directorship or Termination of Employment, the Committee determines in its sole discretion that while the Participant was a Company or Subsidiary employee or a Director, such Participant engaged in activity that would have been grounds for a Termination of Directorship or Termination of Employment for Cause, then the Company will immediately cancel all Stock Options, Stock Appreciation Rights, Annual Performance Bonuses, Long-Term Performance Awards, Restricted Units, Restricted Stock and Other Stock- Based Awards and the Participant will be required to deliver to the Company (A) Shares (or, in the discretion of the Committee, cash) equal in value to the amount of any profit the Participant realized upon the exercise of an Option or Stock Appreciate Right during the period that begins six (6) months immediately prior to the Participant’s Termination of Directorship or Termination of Employment and ends on the date of the Committee’s determination that the Participant’s conduct would have constituted grounds for a Termination of Directorship or Termination of Employment for Cause; and (B) the number of Shares (or, in the discretion of the Committee, the cash value of said shares) the Participant received for Other Stock Based Awards (including Restricted Stock, Restricted Units and Deferred Stock Units) that vested during the period specified in clause (A) above.

ARTICLE V
SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

5.1.    Shares Available.

(a)
The Shares issuable under the Plan will be authorized but unissued Shares, and, to the extent permissible under applicable law, Shares acquired by the Company, any Subsidiary or any other person or entity designated by the Company and held as treasury shares.

(b)
Subject to the counting rules set forth in Section 5.2 and adjustment in accordance with Section 5.3, the total number of Shares with respect to which Awards may be issued under the Plan shall equal 15,000,000 (7,000,000 of which were originally authorized in connection with the adoption of the Plan and 8,000,000 of which were authorized in connection with the amendment and restatement of the Plan on February 28, 2017, subject to approval of the Company’s shareholders at the Company’s 2017 Annual Shareholders’ Meeting to be held on May 4, 2017).

5.2.	Counting Rules.

(a)
The total number of Shares with respect to which Awards may be issued under the Plan, as described in Section 5.1(b), shall be reduced by 2.22 Shares per each Share subject to an Award of Restricted Stock, Restricted Units, Deferred Stock Units, Performance Units or Other Stock-Based Awards, or as payment of an Annual Performance Bonus, in each case granted on or after February 28, 2017.

(b)	The following Shares related to Awards under the Plan will again be available for issuance under the Plan:

(i)
Shares related to Awards that expire, are forfeited, are settled in cash, or cancelled or terminate for any other reason without issuance of Shares and any Shares of Restricted Stock that are returned to the Company upon a Participant’s Termination of Employment or, if applicable, a Director’s Termination of Directorship (including, for clarity, at a rate of 2.22 Shares per each Share related to such an Award in the form of Restricted Stock, Restricted Units, Deferred Stock Units, Performance Units or Other Stock-

Based Awards, or as payment of an Annual Performance Bonus); and

(ii)
Any Shares issued in connection with Awards that are assumed, converted or substituted as a result of the acquisition of an Acquired Company by the Company or a combination of the Company with another company.

(c)	The following Shares related to Awards under the Plan will not again be available for issuance under the Plan:

(i)	Shares tendered or withheld by the Company to pay the exercise price for an Award or withholding taxes relating to an Award; and

(ii)	Shares repurchased by the Company using option proceeds.

(d)
Upon the exercise of a stock-settled Stock Appreciation Right, the number of Shares issued under the Plan shall equal the number of Shares subject to the Award (or portion thereof) so exercised and not the net number of Shares actually delivered to the Participant upon such exercise.

5.3.    Adjustments. In the event of a change in the outstanding Shares by reason of a share split, reverse share split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities or similar corporate transaction or event, the Committee shall make an appropriate adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan any adjustment made by the Committee under this Section 5.3 will be conclusive and binding for all purposes under the Plan.

5.4.	Special Vesting Provisions.

(a)
Termination of Employment upon Death, Disability or Retirement. Unless the applicable Award Certificate provides otherwise, upon a Participant’s Termination of Employment due to death, Disability or Retirement, any unvested Stock Options, Stock Appreciation Rights or Other Stock-Based Awards held by such Participant shall fully vest as of the Participant’s Termination of Employment; provided, however, that, with respect to Retirement, only such Stock Options, Stock Appreciation Rights or Other Stock-Based Awards that the Participant has held for six (6) months or more after the applicable date of grant and prior to such Termination of Employment shall be entitled to full vesting. Unless the applicable Award Certificate provides otherwise, if a Participant is entitled to full vesting pursuant to the previous sentence, then such Participant’s Stock Options or Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three (3) years after the date on which the Participant dies, incurs a Disability or terminates employment due to Retirement. Unless the applicable Award Certificate provides otherwise, upon the death, Disability or Retirement of a Participant who has an outstanding Long- Term Performance Award, the unvested Long-Term Performance Award will fully vest (provided, however, that full vesting shall only apply in the case of Retirement to Long-Term Performance Awards held by the Participant for a period of six (6) months or more after the applicable date of grant and prior to the Participant’s Termination of Employment) and be paid only if and to the extent that such Long-Term Performance Award would have vested and been paid had the Participant continued in active employment with the Company through the relevant vesting date and shall be payable subject to, and on the same the terms and conditions as set forth in, the applicable Award Certificate.

(c)
Termination of Employment upon Divestiture or Outsourcing. Unless the applicable Award Certificate provides otherwise, upon a Participant’s Termination of Employment due to a Divestiture or Outsourcing Agreement, any Stock Options, Stock Appreciation Rights, Long-Term Performance Awards or Other Stock- Based Awards held by such Participant shall pro rata vest as of the Participant’s Termination of Employment such that the total number of vested Stock Options, Stock Appreciation Rights, Long-Term Performance Award or Other Stock-Based Awards held by such Participant at Termination of Employment (including those that have already vested as of such date) shall equal the total number of Stock Options, Stock Appreciation Rights, Long-Term Performance Awards or Other Stock-Based Awards originally granted to the Participant under the applicable Award multiplied by a fraction, the numerator of which is the period of time (in whole months) that have elapsed since the date of grant, and the denominator of which is the number of months set forth in the applicable Award Certificate that is required to attain full vesting. Unless the applicable Award Certificate provides otherwise, if a Participant is entitled to pro-rata vesting pursuant to this paragraph, then such Participant’s Stock Options or Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is one (1) year after the date of such Participant’s Termination of Employment and such Participant’s Long-Term Performance Award will vest and be paid as if the Participant had continued in active employment with the Company through the date such Long-Term Performance Award would have vested and been paid in the absence of such event and shall be payable subject to, and on the same the terms and conditions as set forth in, the applicable Award Certificate.

(d)	Change in Control. Unless the Committee provides otherwise, the following provisions shall apply upon a Change in Control:

(i)
Annual Performance Bonus. Each Participant who is eligible to receive an Annual Performance Bonus with respect to a Performance Cycle during which a Change of Control occurs will, except as otherwise provided below, be deemed to have achieved a level of performance, as of the date of Change in Control, that would cause one-hundred percent (100%) of the Participant’s Target Bonus to become payable at such times and in such manner as determined in the sole discretion of the Committee. Notwithstanding the previous sentence, if (i) a surviving entity maintains the Performance Cycle in which a Change in Control occurs, or otherwise provides for the payment of an Annual Performance Bonus based on the level of performance attained for such Performance Cycle in relation to the Performance Measures established for such Performance Cycle (including Performance Measures that were adjusted or modified as a result of the Change in Control to the extent reasonably required to provide Participants with a reasonable opportunity to earn an Annual Performance Bonus for such Performance Cycle) and (ii) the Annual Performance Bonus based on the level of performance attained for such Performance Cycle exceeds one-hundred percent (100%) of the Participant’s Target Bonus, then each Participant who is eligible, as of immediately prior to the Change in Control, to receive an Annual Performance Bonus with respect to such Performance Cycle shall receive such greater Annual Performance Bonus in respect to such Performance Cycle at such time and in such manner as determined in the sole discretion of the Committee, or successor to the Committee. Notwithstanding the above, the time and manner of any payments made pursuant to this Section 5.4(c)(i) shall comply with Section 4.4(e) above.

(ii)
Stock Options, Stock Appreciation Rights and Other Stock-Based Awards. If a Replacement Award is not provided to a Participant who holds a Stock Option, Stock Appreciation Right or Other Stock-Based Award (other than a Long-Term Performance Award, which shall be treated as provided for in clause (iii) below) or if a Replacement Award is provided to such a Participant but the Participant experiences a Change in Control Termination, then all Stock Options, Stock Appreciation Rights and Other Stock-Based Awards held by such Participant shall vest in full immediately as of the date of the Change in Control or, in the event that a Replacement Award was issued, as of the Participant’s Termination of Employment due to a Change in Control Termination. If a Participant is entitled to full vesting pursuant to the provisions of this paragraph, then such Participant’s Stock Options or Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three (3) years after the date of the Change in Control or such Participant’s Termination of Employment due to a Change in Control Termination, as applicable.

(iii)
Long-Term Performance Awards. If a Replacement Award is not provided to a Participant who holds a Long-Term Performance Award, then such Participant shall become vested in a pro-rata portion (calculated based on the date of the Change in Control, relative to the entire period of the Performance Cycle in respect of which the Long-Term Performance Award was granted) of each Long-Term Performance Award held by such Participant based on the actual performance level achieved as of the date of the Change in Control. If a Replacement Award is issued to a Participant who holds a Long-Term Performance Award and such Participant experiences a Change in Control Termination, then such Participant shall become vested in a pro-rata portion (calculated based on the date of such Participant’s Change in Control Termination, relative to the entire period of the Performance Cycle in respect of which the Long-Term Performance Award was granted) of each Long-Term Performance Award held by such Participant based on the actual performance level achieved as of the last day of the Performance Cycle applicable to such Replacement Award. If a Participant is entitled to vesting pursuant to the provisions of this paragraph, the portion of such Long-Term Performance Award that vests shall equal the total number of Shares subject to the applicable Long-Term Performance Award multiplied by a fraction, the numerator of which is the period of time (in whole months) that have elapsed since the grant date through the Change in Control or Change in Control Termination date, as applicable, and the denominator of which is the number of months set forth in the applicable Award Certificate that is required to attain full vesting. If a Participant is entitled to vesting of Long-Term Performance Awards as a result of a Change in Control Termination, such Awards shall be paid as if the Participant had continued in active employment with the Company through the date such Long-Term Performance Award would have vested and been paid in the absence of such event and shall be payable subject to, and on the same terms and conditions as set forth in, the applicable Award Certificate; provided, however, that if in connection with a Change in Control, such Long-

Term Performance Award has ceased to be subject to vesting upon the achievement of any Performance Metrics and solely vests based on the continuation of employment, then such vesting event shall occur immediately upon the Participant’s Change in Control Termination date.

(iv)
Other Actions. The Committee, as constituted immediately before the Change in Control, may take any one or more of the following actions with respect to any or all outstanding Awards, without the consent of Participants, in its sole discretion: (A) if a Replacement Award is not issued to a Participant with respect to a given Award, the Committee may require that a Participant surrender outstanding Awards that are Stock Options or Stock Appreciation Rights in exchange for a payment by the Company, in cash or Shares, as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the outstanding Shares subject to the Participant’s Stock Option or Stock Appreciation Right exceeds the Exercise Price, if any, and on such terms as the Committee determines; (B) after giving Participants a reasonable opportunity to exercise any outstanding Stock Options and Stock Appreciation Rights, the Committee may terminate any or all unexercised Stock Options and Stock Appreciation Rights at such time as the Committee deems appropriate; or (C) the Committee may determine that Annual Performance Bonuses and/or Long-Term Performance Awards shall be paid out in cash or Shares (or a combination of both), as determined by the Committee. Such surrender, termination, settlement or payment shall take place as of the date of the Change in Control or such other date as the Committee determines in its sole discretion. The Committee may specify how an Award will be treated in the event of a Change in Control either when the Award is granted or at any time thereafter.

5.5.    Fractional Shares. No fractional Shares will be issued under the Plan. Except as otherwise provided in Section 4.5(e) and unless otherwise provided by the Committee, if a Participant acquires the right to receive a fractional Share under the Plan, the Participant will receive, in lieu of the fractional Share, a cash payment equal to the Fair Market Value of such fractional share on the date of settlement of the related Award.

ARTICLE VI
AMENDMENT AND TERMINATION

6.1.    Amendment. The Plan may be amended at any time and from time to time by the Board or authorized Board committee without the approval of shareholders of the Company, except that no material revision to the terms of the Plan will be effective until the amendment is approved by the shareholders of the Company. A revision is “material” for this purpose if it materially increases the number of Shares that may be issued under the Plan (other than an increase pursuant to Section 5.3 of the Plan), expands the types of Awards available under the Plan, materially expands the class of persons eligible to receive Awards under the Plan, materially extends the term of the Plan, reduces the Exercise Price at which Stock Options or Stock Appreciation Rights may be granted, reduces the Exercise Price of outstanding Stock Options or Stock Appreciation Rights, results in the replacement of outstanding Stock Options or Stock Appreciation Rights with cash, new Stock Options or Stock Appreciation Rights that have an Exercise Price that is lower than the Exercise Price of the replaced Stock Options or Stock Appreciation Rights, or other Awards, or is otherwise an amendment requiring shareholder approval pursuant to any law or the rules of any exchange on which the Company’s Shares are listed for trading. No amendment of the Plan or any outstanding Award Certificate that is made without the Participant’s written consent may, in the good faith determination of the Committee, adversely affect any right of a Participant with respect to an outstanding Award, other than an amendment adopted to comply with applicable law, including Code Section 409A, applicable exchange listing standards or accounting rules.

6.2.	Termination. The Plan will terminate upon the earlier of the following dates or events to occur:

(a)	The adoption of a resolution of the Board terminating the Plan; or

(b)
February 27, 2027, the day before the tenth (10th) anniversary of the adoption of the February 28, 2017 amendment and restatement of the Plan which was approved by the Company’s shareholders at its 2017 Annual Shareholders’ Meeting held on May 4, 2017.

No Awards will be granted under this Plan after it has terminated. The termination of the Plan, however, will not alter or impair any of the rights or obligations of any person under any Award previously granted under the Plan without such person’s consent. After the termination of the Plan, any previously granted Awards will remain in effect and will continue to be governed by the terms of the Plan and the applicable Award Certificate.

ARTICLE VII
GENERAL PROVISIONS

7.1.    Nontransferability of Awards. No Award under the Plan will be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons will otherwise acquire any rights therein, except as provided below.

(a)	Any Award may be transferred by will or by the laws of descent or distribution.

(b)
Unless the applicable Award Certificate provides otherwise, all or any part of a Nonqualified Stock Option or Shares of Restricted Stock may be transferred to a family member without consideration. For purposes of this subsection (b), “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

Any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable Award Certificate. The Participant or the Participant’s estate will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority. The Company may, in its sole discretion, disallow all or a part of any transfer of an Award pursuant to this subsection 7.1(b) unless and until the Participant makes arrangements satisfactory to the Company for the payment of any withholding tax. The Participant must immediately notify the Company, in the form and manner required by the applicable Award Certificate or as otherwise required by the Company, of any proposed transfer of an Award pursuant to this subsection 7.1(b). No transfer will be effective until the Company consents to the transfer.

(c)
Unless the applicable Award Certificate provides otherwise, any Nonqualified Stock Option transferred by a Participant pursuant to subsection (b) may be exercised by the transferee only to the extent that the Award would have been exercisable by the Participant had no transfer occurred. The transfer of Shares upon exercise of the Award will be conditioned on the payment of any withholding tax.

(d)
Restricted Stock may be freely transferred after the restrictions lapse or are satisfied and the Shares are delivered, provided, however, that Restricted Stock awarded to an affiliate of the Company may be transferred only pursuant to Rule 144 under the Securities Act, or pursuant to an effective registration for resale under the Securities Act. For purposes of this subsection (d), “affiliate” will have the meaning assigned to that term under Rule 144.

(e)	In no event may a Participant transfer an Incentive Stock Option other than by will or the laws of descent and distribution.

7.2.    Withholding of Taxes. The Committee, in its discretion, may require the satisfaction of a Participant’s tax withholding obligations by any of the following methods or any method as it determines to be in accordance with the laws of the jurisdiction in which the Participant resides, has domicile or performs services.

(a)
Stock Options and Stock Appreciation Rights. As a condition to the delivery of Shares pursuant to the exercise of a Stock Option or Stock Appreciation Right, the Committee may require that the Participant, at the time of exercise, pay to the Company by cash, certified check, bank draft, wire transfer or postal or express money order an amount sufficient to satisfy any applicable tax withholding obligations. The Committee may also, in its discretion, accept payment of tax withholding obligations through any of the Exercise Price payment methods described in Section 4.3(d).

(b)
Other Awards Payable in Shares. The Participant shall satisfy the Participant’s tax withholding obligations arising in connection with the release of restrictions on Restricted Units, Restricted Stock and Other Stock- Based Awards by payment to the Company in cash or by certified check, bank draft, wire transfer or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. However, subject to any requirements of applicable law, the Company may also satisfy the Participant’s tax withholding obligations by other methods, including selling or withholding Shares that would otherwise be available for delivery.

(c)	Cash Awards. The Company may satisfy a Participant’s tax withholding obligation arising in connection with the payment of any Award in cash by withholding cash from such payment.

7.3.    No Implied Rights. The establishment and operation of the Plan, including the eligibility of a Participant to participate in the Plan, will not be construed as conferring any legal or other right upon any Director for any continuation of directorship or any Employee for the continuation of employment through the end of any Performance Cycle or other period. The Company expressly reserves the right, which may be exercised at any time and in the Company's sole discretion, to discharge any individual or treat him or her without regard to the effect that discharge might have upon him or her as a Participant in the Plan.

7.4.    No Obligation to Exercise Awards. The grant of a Stock Option or Stock Appreciation Right will impose no obligation upon the Participant to exercise the Award.

7.5.    No Rights as Shareholders. A Participant who is granted an Award under the Plan will have no rights as a shareholder of the Company with respect to the Award unless and until Shares underlying the Award are registered in the Participant’s name. The right of any Participant to receive an Award by virtue of participation in the Plan will be no greater than the right of any unsecured general creditor of the Company.

7.6.    Indemnification of Committee. The Company will indemnify, to the fullest extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that the person, or the executor or administrator of the person’s estate, is or was a member of the Committee or an authorized delegate of the Committee.

7.7.    No Required Segregation of Assets. Neither the Company nor any Subsidiary will be required to segregate any assets that may at any time be represented by Awards granted pursuant to the Plan.

7.8.    Nature of Payments. All Awards made pursuant to the Plan are in consideration of services for the Company or a Subsidiary. Any gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and will not be taken into account as compensation for purposes of any other employee benefit plan of the Company or a Subsidiary, except as the Committee otherwise provides. The adoption of the Plan will have no effect on Awards made or to be made under any other benefit plan covering an employee of the Company or a Subsidiary or any predecessor or successor of the Company or a Subsidiary.

7.9.    Securities Law Compliance. Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. If any provision of this Plan or any grant of an Award would otherwise frustrate or conflict with this intent, that provision will be interpreted and deemed amended so as to avoid conflict. No Participant will be entitled to a grant, exercise, transfer or payment of any Award if the grant, exercise, transfer or payment would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

7.10.    Coordination with Other Plans, Programs or Agreements. If this Plan provides a level of benefits with respect to Awards that differs from the level of benefits provided under a Company severance plan or other plan, program or agreement that specifically addresses the treatment of Awards upon certain events, then the terms of the plan, program or agreement that provides for the more favorable benefit to the Participant shall govern.

7.11.    Section 409A Compliance. Notwithstanding any other provision of this Plan or an applicable Award Certificate to the contrary, the provisions of this Section 7.11 shall apply to all Awards that were issued or became vested on or after January 1, 2005 and that are subject to Code Section 409A, but only with respect to the portion of such Award that is subject to Code Section 409A.

(a)
General. This Plan is intended to comply with the requirements of Code Section 409A or an exemption or exclusion therefrom and, with respect to amounts that are subject to Code Section 409A, it is intended that this Plan be administered in all respects in accordance with Code Section 409A. Each payment under any Award that constitutes nonqualified deferred compensation subject to Code Section 409A shall be treated as a separate payment for purposes of Code Section 409A. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award that constitutes nonqualified deferred compensation subject to Code Section 409A. To the extent the Committee determines that any Award granted under the Plan is subject to Code Section 409A, the Award Certificate evidencing such Award will incorporate the terms and conditions required by Code Section 409A. To the extent applicable, the Plan and the Award Certificate will be interpreted in accordance with Code Section 409A and the applicable regulations and rulings thereunder. Notwithstanding any other provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Code Section 409A, the Committee may adopt such amendments to the Plan and/or the applicable Award Certificate or adopt policies and procedures or take any other action or actions, including an action or amendment with retroactive effect, that the Committee determines is necessary or appropriate to (i) exempt the Award from the application of Code Section 409A or

(ii) comply with the requirements of Code Section 409A.

(b)
Modifications to Defined Terms. The following modifications to Plan provisions (and, if necessary, applicable Award Certificate provisions) shall apply to any Awards and Award Certificates that are outstanding as of the Effective Date, to the extent applicable.

(i)
Any payment of deferred compensation subject to Code Section 409A that is to be made under an Award other than an Annual Performance Bonus upon the occurrence of a Change in Control or any change in the timing and/or form of such payment as a direct result of a Change in Control (including payments made upon a specified date or event occurring after a Change in Control) shall not be made, or such change in timing and/or form shall not occur, unless such Change in Control is also a “change in ownership or effective control” of the Company within the meaning of Code Section 409A(a)(2)(A)(v) and applicable regulations and rulings thereunder and such payment, or such change in timing and/or form, occurs no later than two (2) years after the date of such change in ownership or effective control of the Company, in each case to the extent required to avoid the recipient of such Award from incurring tax penalties under Code Section 409A in respect of such Award. Notwithstanding the foregoing, if the Committee takes an action pursuant to Section 5.4(b) to accelerate the payment of deferred compensation upon a Change in Control, then any accelerated payment shall occur on a date specified in the applicable Award Certificate, which date shall be no later than ninety (90) days after a “change in ownership or effective control” of the Company. The payment of an Annual Performance Bonus that is to be accelerated pursuant to Subsection 4.4(g) shall occur within thirty (30) days after a “change in ownership or effective control” of the Company within the meaning of Code Section 409A(a)(2)(A)(v).

(ii)	The definition of “Change in Control Termination” in subsection (b) of that definition shall be deleted in its entirety and replaced with the following:

“(b) termination of the Participant’s employment by the Participant after one of the following events:

(i)
the Company (1) assigns or causes to be assigned to the Participant duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control; (2) makes or causes to be made any material adverse change in the Participant’s position (including titles and reporting relationships and level), authority, duties or responsibilities, or the budget over which the Participant retains authority; or (3) takes or causes to be taken any other action which results in a material diminution in such position, authority, duties or responsibilities or the budget over which the Participant retains authority; or

(ii)
the Company, without the Participant’s consent, (1) requires the Participant to relocate to a principal place of employment more than fifty (50) miles from his or her existing place of employment, which increases the Participant’s commute from his or her principal residence by more than fifty (50) miles; or (2) materially reduces the Participant’s base salary, annual bonus, or retirement, welfare, share incentive, perquisite (if any) and other benefits taken as a whole;

provided that an event described in (i) or (ii) above shall permit a Participant’s termination of employment to be deemed a Change in Control Termination only if (x) the Participant provides written notice to the Company specifying in reasonable detail the event upon which the Participant is basing his termination within ninety (90) days after the occurrence of such event, (y) the Company fails to cure such event within thirty (30) days after its receipt of such notice, and (z) the Participant terminates his employment within sixty (60) days after the expiration of such cure period.”

(iii)
A Termination of Directorship or Termination of Employment shall only occur where such Termination of Directorship or Termination of Employment is a “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i) and the applicable regulations and rulings thereunder. For purposes of determining whether a Termination of Directorship has occurred under this subsection 7.11(b)(iii), services provided in the capacity of an employee or otherwise shall be excluded.

(c)
Modifications to or Adjustments of Awards. Any modifications to an Award pursuant to subsection 3.2(g) or adjustments of an Award pursuant to subsections 4.8 or 5.3 shall comply with the requirements of Code Section 409A.

(d)
Specified Employees. Payments to any Participant who is a “specified employee” of deferred compensation that is subject to Code Section 409A(a)(2) and that becomes payable upon, or that is accelerated upon, such Participant’s Termination of Employment (as modified by Subsection 7.11(b)(iii)), shall not be made on or before the date which is six (6) months following such Participant’s Termination of Employment (or, if earlier, such Participant’s death). A specified employee for this purpose shall be determined by the Committee or its delegate in accordance with the provisions of Code Section 409A and the regulations and rulings thereunder. If the Participant dies following the Separation from Service and prior to the payment of any amounts delayed on account of Code Section 409A, such amounts shall be paid to the personal representative of the Participant’s estate within sixty (60) days following the date of the Participant’s death.

7.12    Governing Law, Severability. The Plan and all determinations made and actions taken under the Plan will be governed by and construed in accordance with the laws of Delaware, without reference to principles of conflict of laws. The captions of this Plan are not part of the provisions hereof and shall have no force or effect. Whenever the words “include,” “includes,” or “including” are used in this Plan, they shall be deemed to be followed by the words “but not limited to” and, unless the context provides otherwise, the word “or” shall be understood to mean “and/or.” If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability will not affect any other parts of the Plan, which parts will remain in full force and effect.

7.13    Unfunded Status of Plan. It is intended that this Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Shares or make payments; provided, however, that unless the Committee determines otherwise, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

7.14	Recoupment.

7.14.1    Forfeiture. Unless otherwise determined by the Committee, if the Company is required to prepare a material negative accounting restatement due to the noncompliance of the Company with any financial reporting requirement under the securities law as a result of misconduct and the Committee determines that a Participant (i) knowingly engaged in the misconduct, (ii) was grossly negligent with respect to such misconduct or (iii) knowingly or grossly negligently failed to prevent the misconduct, the Company may require that such Participant pay to the Company an amount, as determined by the Committee in its sole discretion, up to the sum of (1) the Fair Market Value of any Shares held by the Participant as of the date that the Committee requires forfeiture that were acquired by the Participant, pursuant to an Award, during the three-year period immediately following the first public filing of the financial document requiring restatement plus (2) the excess, if any, of (A) the proceeds from the sale (including sales to the Company) of any Shares acquired by the Participant, pursuant to an Award, during the three- year period immediately following the first public filing of the financial document requiring restatement over (B) the amount, if any, paid by the Participant to purchase such Shares, plus (3) any proceeds received by the Participant upon cash settlement of any Award during the three-year period immediately following the first public filing of the financial document requiring restatement. The amount described in the previous sentence shall be paid by the Participant within sixty (60) days of receipt from the Company of written notice requiring payment by the Participant of such amount.

7.14.2    Committee Determination. Without limiting the generality of Article III, the Committee shall make all determinations required pursuant to this Section 7.14 in its sole discretion and such determinations shall be conclusive and binding on all persons. Notwithstanding any provision of Section 7.14(a) to the contrary, the Committee has sole discretion not to require a Participant to repay any amount (including the amount described in Section 7.14(a)) and its determination not to require repayment with respect to any particular act by any particular Participant shall not in any way reduce or eliminate the Committee’s authority to require repayment of any amounts with respect to any other act or any other Participant.

7.14.3    Effect of Change in Control. Notwithstanding the foregoing, this Section 7.14 shall not be applicable to any Participant on or after a Change in Control.

7.14.4    Non-Exclusive Remedy. This Section 7.14 shall be a non-exclusive remedy and nothing contained herein shall preclude the Company from pursuing any and all other applicable remedies available to the Company, whether in addition to, or in lieu of, any remedies described in this Section 7.14.

7.15    Holding Period. Reporting Persons subject to the Company’s share ownership guidelines shall not be permitted to sell, transfer or otherwise alienate Shares received upon the vesting or exercise of any Award issued hereunder until the earlier of (i) the first anniversary of the date that such Reporting Person acquired such Shares or (ii) the date that such Reporting Person satisfies the applicable share ownership guidelines; provided, however, that such restriction shall lapse and be of no force and effect as of such Reporting Person’s Termination of Employment or upon a Change in Control. The foregoing restriction shall not apply to any Shares withheld by the Company or surrendered by the Reporting Person in payment of applicable income tax withholdings or to pay the exercise price of a Stock Option or Stock Appreciation Right. Further, such restriction on transfer shall not preclude the transfer of such Shares to family members (as defined in Section 7.1(b)) or other transfers for estate planning purposes; provided, however, that such one-year restriction on sale shall remain applicable to such transferred Shares.

.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945
Address Change? Mark box, sign, and indicate changes below:☐

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week
Your phone or Internet vote authorizes the named
proxies to vote your shares in the same manner as if you
marked, signed and returned your proxy card.
: INTERNET/MOBILE – www.proxypush.com/gcp
Use the Internet to vote your proxy until 11:59 p.m.
( PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy until
11:59 p.m. (ET) on May 3, 2017.
* MAIL – Mark, sign and date your proxy card and
return it in the postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do
NOT need to mail back your Proxy Card

The Board of Directors Recommends a Vote FOR Each of the Following Nominees in Proposal 1, FOR Proposals 2, 3 and 4 and ONE YEAR for Proposal 5.

1.	Election of directors: FOR AGAINST ABSTAIN
Nominees-Class I (Term expiring 2020)

1	Janice K. Henry ☐ ☐ ☐

2	Gregory E. Poling ☐ ☐ ☐

3	Danny R. Shepherd ☐ ☐ ☐

Please fold here – Do not separate

Nominee-Class III (Term expiring 2019)

4	Gerald G. Colella ☐ ☐ ☐

2. Ratification of appointment of independent registered public accounting firm      ☐ For     ☐ Against     ☐ Abstain

3.	The approval of the amended and restated GCP Applied Technologies Inc. ☐ For ☐ Against ☐ Abstain
Equity and Incentive Plan (the “EIP”), including the material terms of the performance measures available under the EIP

4.	Advisory, non-binding vote to approve the compensation of GCP's named ☐ For ☐ Against ☐ Abstain executive officers

5.	Advisory, non-binding vote on whether the advisory vote ☐ 1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain to approve named executive officer compensation should
occur every one, two, or three years.

Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

GCP APPLIED TECHNOLOGIES INC.
2017 ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 4, 2017 9:00 a.m. Eastern Time
AC Hotel Cambridge 10 Acorn Park Drive Cambridge, MA 02140

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting
The Notice and Proxy Statement and Annual Report are available at www.proxydocs.com/gcp.

proxy

This Proxy is Solicited on Behalf of the Board of Directors
The undersigned hereby appoints GREGORY E. POLING, DEAN P. FREEMAN AND JOHN W. KAPPLES, and each of them, with full power of substitution, as proxies to vote all the shares the undersigned is entitled to vote at the Annual Stockholders Meeting of GCP Applied Technologies Inc. to be held at the AC Hotel Cambridge, 10 Acorn Park Drive, Cambridge, Massachusetts, May 4, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement of the Annual Stockholders Meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made as to any item, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

Continued and to be signed on reverse side